As filed with the Securities and Exchange Commission on February 27, 2009

File No. 811-05028

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Registration Statement Under the Investment Company Act of 1940	☒

Amendment No. 191	☒

PIMCO Funds

(Exact Name of Registrant as Specified in Charter)

840 Newport Center Drive

Newport Beach, California 92660

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including area code:

(866) 746-2606

Robert W. Helm, Esq. Dechert LLP 1775 I Street, N.W. Washington, D.C. 20006	Ernest L. Schmider Pacific Investment Management Company LLC 840 Newport Center Drive Newport Beach, California 92660

(Name and Address of Agent for Service)

It is intended that this filing will become effective immediately upon filing in accordance with Section 8 of the Investment Company Act of 1940 and the rules thereunder.

EXPLANATORY NOTE

This Amendment No. 191 to the Registration Statement of PIMCO Funds (the “Trust” or the “Registrant”) on Form N-1A (File No. 811-05028) (the “Registration Statement”) is being filed for the purpose of: (i) adding the PIMCO Short-Term Floating NAV Portfolio II to the Private Account Portfolio Series; and (ii) making non-material changes to the Offering Memorandum of the Private Account Portfolio Series, dated February 27, 2009 and to the Offering Memorandum Supplement for the Trust’s Private Account Portfolio Series, dated February 27, 2009. This amendment does not affect the currently effective Offering Memorandum and Offering Memorandum Supplement as they relate to the other series of the Trust’s Private Account Portfolio Series not included herein.

The shares of beneficial interest in the Private Account Portfolio Series are not registered under the Securities Act of 1933, as amended (the “1933 Act”) because such shares will be issued by the Registrant solely in private placement transactions that do not involve any “public offering” within the meaning of the 1933 Act. Shares of the Private Account Portfolio Series may be purchased only by clients of Pacific Investment Management Company LLC, including separately managed private accounts and investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and other funds, who are “accredited investors,” as defined in Regulation D under the 1933 Act, and either (i) “qualified purchasers,” as defined for purposes of Section 3(c)(7) of the 1940 Act, or (ii) “qualified institutional buyers,” as defined in Rule 144A(a)(1) under the 1933 Act. Shares of the Private Account Portfolio Series may also be purchased by certain investors outside of the United States consistent with applicable regulatory requirements. This Amendment is not an offer to sell, or a solicitation of any offer to buy, any security to the public within the meaning of the 1933 Act.

PIMCO FUNDS

PRIVATE ACCOUNT PORTFOLIO SERIES

Amendment dated February 27, 2009 to the Offering Memorandum dated February 27, 2009

Disclosure relating to the PIMCO Short-Term Portfolio II

The Board of Trustees of PIMCO Funds (the “Trust”) has approved a Plan of Liquidation for the PIMCO Private Account Portfolio Series: Short-Term Portfolio II (the “Portfolio”) pursuant to which the Portfolio will be liquidated (the “Liquidation”) on or about March 19, 2009 (the “Liquidation Date”). This date may be changed without notice at the discretion of the Trust’s officers.

Suspension of Sales. Effective March 2, 2009, the Portfolio will no longer sell shares to new investors or existing shareholders (except through reinvested dividends), including through exchanges into the Portfolio from other funds of the Trust.

Mechanics. In connection with the Liquidation, any share of the Portfolio outstanding on the Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after the Portfolio has paid or provided for all of its charges, taxes, expenses and liabilities. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable, and will be made to all Portfolio shareholders of record at the Liquidation Date. Additionally, the Portfolio must declare and distribute to shareholders any realized capital gains and all net investment income no later than the final Liquidation distribution. Pacific Investment Management Company LLC (“PIMCO”), investment adviser to the Portfolio, intends to distribute substantially all of the Portfolio’s net investment income prior to the Liquidation. PIMCO will bear all expenses in connection with the Liquidation.

Other Alternatives. At any time prior to the Liquidation Date, shareholders of the Portfolio may redeem their shares of the Portfolio and receive the net asset value thereof, pursuant to the procedures set forth under “Purchases, Redemptions and Exchanges – Redeeming Shares” in the Offering Memorandum. Shareholders may also exchange their Portfolio shares for shares of other Portfolios of the Trust, as described in and subject to any restrictions set forth under “Purchases, Redemptions and Exchanges – Exchange Privilege” in the Offering Memorandum.

U.S. Federal Income Tax Matters. Although the Liquidation is not expected to be a taxable event for the Portfolio, for taxable shareholders, the automatic redemption of shares of the Portfolio on the Liquidation Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes. Instead of waiting until the Liquidation Date, a shareholder may voluntarily redeem his or her shares prior to the Liquidation Date to the extent that the shareholder wishes to realize any such gains or losses prior thereto. See “Tax Consequences” in the Offering Memorandum. Shareholders should consult their tax advisers regarding the tax treatment of the Liquidation.

If you have any questions regarding the Liquidation, please contact the Trust at 1-866-746-2606.

Investors Should Retain This Amendment For Future Reference

PIMCO Funds Offering Memorandum Private Account Portfolio Series February 27, 2009

SHORT TERM PORTFOLIOS
Short-Term Portfolio Short-Term Portfolio II	Short-Term Floating NAV Portfolio II
US GOVERNMENT PORTFOLIOS
U.S. Government Sector Portfolio	U.S. Government Sector Portfolio II
MORTGAGE PORTFOLIOS
Mortgage Portfolio	Mortgage Portfolio II
ASSET-BACKED PORTFOLIOS
Asset-Backed Securities Portfolio	Asset-Backed Securities Portfolio II
CORPORATE PORTFOLIOS
Investment Grade Corporate Portfolio Long Duration Corporate Bond Portfolio	High Yield Portfolio
MUNICIPAL PORTFOLIO
Municipal Sector Portfolio
INTERNATIONAL PORTFOLIOS
International Portfolio Emerging Markets Portfolio	Developing Local Markets Portfolio
SPECIALTY PORTFOLIO
Real Return Portfolio

This cover is not part of the Offering Memorandum. The Portfolios issue shares only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act of 1933, as amended (the ‘‘Securities Act’’). The enclosed Offering Memorandum is not an offer to sell, or a solicitation of any offer to buy, any security to the public within the meaning of the Securities Act.

PIMCO Funds Offering Memorandum

Private Account Portfolio Series

February 27, 2009

This Offering Memorandum describes the Private Account Portfolio Series, which consists of 17 separate portfolios of the PIMCO Funds (the “Trust”). Each Portfolio is registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

Shares of the Portfolios have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. Each Portfolio issues its shares only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act. This Offering Memorandum is not an offer to sell, or a solicitation of any offer to buy, any security to the public within the meaning of the Securities Act.

Shares of the Portfolios may be purchased only by clients of Pacific Investment Management Company LLC (“PIMCO”), including separately managed private accounts and investment companies registered under the 1940 Act and other funds, who are “accredited investors,” as defined in Regulation D under the Securities Act, and either (i) “qualified purchasers,” as defined for purposes of Section 3(c)(7) of the 1940 Act, or (ii) “qualified institutional buyers,” as defined in Rule 144A(a)(1) of the Securities Act. PIMCO, acting as agent for its private account clients, will effect all purchases/redemptions of shares of the Portfolios for those clients. Shares of the Private Account Portfolio Series may also be purchased by certain investors outside of the United States consistent with applicable regulatory requirements.

Shares of the Portfolios are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act. Shares may be redeemed in accordance with the procedures set forth in this Offering Memorandum.

This Offering Memorandum is intended for use only by the person to whom it has been issued. Reproduction of this Offering Memorandum is prohibited.

The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this Offering Memorandum is truthful or complete. Any representation to the contrary is a criminal offense.

The Portfolios provide access to the professional investment advisory services offered by PIMCO. As of December 31, 2008, PIMCO managed approximately $747 billion in assets. You can call PIMCO at 1-800-927-4648 to find out more about the Portfolios.

Although the Portfolios may be similar to one or more other funds or accounts advised by PIMCO, each Portfolio is a separate fund with its own investment objective, policies and expenses. Other funds and accounts advised by PIMCO will have different investment results, and information about those funds and accounts should not be assumed to apply to the Portfolios.

This Offering Memorandum explains what you should know about the Portfolios before you invest. Please read it carefully.

1	Private Account Portfolio Series

Offering Memorandum	2

Summary Information

The table below compares certain investment characteristics of the Portfolios. Other important characteristics are described in “Investment Objectives and Strategies” following this “Summary Information” section. Following the table are key concepts that are used throughout this Offering Memorandum.

Category	Portfolio	Main Investments	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
Short-Term Portfolios	Short-Term Portfolio	Money market instruments and short duration fixed income securities	Baa to Aaa	0%
	Short-Term Portfolio II	Money market instruments and short duration fixed income securities.	B to Aaa; max 15% of total assets below Baa	0-20% of total assets
	Short-Term Floating NAV Portfolio II	Money market instruments and short maturity fixed income securities	Baa to Aaa	0%
U.S. Government Portfolios	U.S. Government Sector Portfolio	U.S. Government securities	Baa to Aaa	0%
	U.S. Government Sector Portfolio II	U.S. Government securities	B to Aaa; max 15% of total assets below Baa	0-20% of total assets
Mortgage Portfolios	Mortgage Portfolio	Mortgage-related fixed income securities	Baa to Aaa	0%
	Mortgage Portfolio II	Mortgage-related fixed income securities	B to Aaa; max 15% of total assets below Baa	0-20% of total assets
Asset-Backed Portfolios	Asset-Backed Securities Portfolio	Asset-backed securities	Baa to Aaa	0%
	Asset-Backed Securities Portfolio II	Asset-backed securities	B to Aaa; max 15% of total assets below Baa	0-20% of total assets
Corporate Portfolios	Investment Grade Corporate Portfolio	Corporate fixed income securities	Baa to Aaa	0%
	High Yield Portfolio	Higher yielding fixed income securities	B to Aaa; min 80% of assets below Baa	0-15%(3) of total assets
	Long Duration Corporate Bond Portfolio	Long duration corporate fixed income securities	Baa to Aaa	0-10% of total assets
Municipal Portfolio	Municipal Sector Portfolio	Municipal securities	Baa to Aaa	0%
International Portfolios	International Portfolio	Non-U.S. fixed income securities	Baa to Aaa	≥ 80%(4) of net assets
	Emerging Markets Portfolio	Emerging market fixed income securities	B to Aaa; max 25% of total assets below Ba	≥ 80%(4) of assets
	Developing Local Markets	Currencies or fixed income securities denominated in currencies of emerging market countries	Caa to Aaa; max 10% of total assets below B	≥ 80%(5) of assets
Specialty Portfolio	Real Return Portfolio	Inflation-indexed fixed income securities	Baa to Aaa	0-20% of total assets
(1)

As rated by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality.

(2)	Each Portfolio (except the Municipal Sector Portfolio) may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.
(3)	The percentage limitation relates to euro-denominated securities.
(4)	The percentage limitation relates to securities of non-U.S. issuers denominated in any currency.
(5)	Percentage limitation relates to securities denominated in currencies of emerging market countries.

3	Private Account Portfolio Series

Summary Information (continued)

Fixed Income Instruments

“Fixed Income Instruments,” as used generally in this Offering Memorandum, include:

•	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);
•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
•	mortgage-backed and other asset-backed securities;
•	inflation-indexed bonds issued both by governments and corporations;
•	structured notes, including hybrid or “indexed” securities and event-linked bonds;
•	loan participations and assignments;
•	delayed funding loans and revolving credit facilities;
•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;
•	repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;
•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
•	obligations of international agencies or supranational entities.

   Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

   The Portfolios may invest in derivatives based on Fixed Income Instruments.

Duration

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a Portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a Portfolio with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point.

Credit Ratings

In this Offering Memorandum, references are made to credit ratings of debt securities that measure an issuer’s expected ability to pay principal and interest on time. Credit ratings are determined by rating organizations, such as Moody’s, S&P or Fitch. The following terms are generally used to describe the credit quality of debt securities depending on the security’s credit rating or, if unrated, credit quality as determined by PIMCO:

•	high quality
•	investment grade
•	below investment grade (“high yield securities” or “junk bonds”)

   For a further description of credit ratings, see “Appendix A—Description of Securities Ratings.” As noted in Appendix A, Moody’s, S&P and Fitch may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody’s, and with the addition of a plus (+) or minus (-) sign in the case of S&P and Fitch. A Portfolio may purchase a security, regardless of any rating modification, provided the security is rated at or above the Portfolio’s minimum rating category. For example, a Portfolio may purchase a security rated B3 by Moody’s, B- by S&P or B- by Fitch, provided the Portfolio may purchase securities rated B.

Portfolio Descriptions and Disclosure of Portfolio Holdings

The Portfolios provide a broad range of investment choices. The following summaries identify each Portfolio’s investment objective, principal investments and strategies, principal risks, and fees and expenses. Please see “Disclosure of Portfolio Holdings” in the Offering Memorandum Supplement for information about the availability of the complete schedule of each Portfolio’s holdings.

Offering Memorandum	4

Investment Objectives and Strategies

The Portfolios provide a broad range of investment choices. The following Portfolio descriptions identify the investment objective and principal investments and strategies of each Portfolio. A detailed “Summary of Principal Risks” describing principal risks of investing in the Portfolios begins after this section.

It is possible to lose money on investments in the Portfolios.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Asset-Backed Securities Portfolio

The Portfolio’s investment objective is maximum total return, consistent with prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of asset-backed securities of varying maturities, which may be represented by options, futures contracts, or swap agreements. Assets not invested in asset-backed securities may be invested in other types of Fixed Income Instruments. Generally, such investments will be used to cover forward exposure and have an aggregate duration that normally will not exceed one year.

The average duration of the Portfolio varies based on the strategy currently being used by PIMCO in managing the assets of the Portfolio within the overall PIMCO private account management program.

The Portfolio may invest only in investment grade securities. The Portfolio may invest in securities of non-U.S. issuers only if the securities are U.S. dollar-denominated. The Portfolio may not invest in securities of issuers that are economically tied to emerging market countries.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified Portfolio.

The Portfolio may purchase investments on an extended settlement basis. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Portfolio may also invest up to 10% of its total assets in preferred stocks.

Asset-Backed Securities Portfolio II

The Portfolio’s investment objective is maximum total return, consistent with prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of asset-backed securities of varying maturities, which may be represented by options, futures contracts, or swap agreements. Assets not invested in asset-backed securities may be invested in other types of Fixed Income Instruments. Generally, such investments will be used to cover forward exposure and have an aggregate duration that normally will not exceed one year.

The average duration of the Portfolio varies based on the strategy currently being used by PIMCO in managing the assets of the Portfolio within the overall PIMCO private account management program.

The Portfolio invests primarily in investment grade securities, but may invest up to 15% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by the PIMCO to be of comparable quality.

The Portfolio may invest up to 20% of its total assets in securities denominated in non-U.S. currencies, and may invest beyond this limit in U.S. dollar-denominated securities of non-U.S. issuers. The Portfolio will normally hedge its exposure to non-U.S. currencies to reduce the risk of loss due to fluctuations in exchange rates.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified Portfolio.

5	Private Account Portfolio Series

The Portfolio may purchase instruments on an extended settlement basis. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Portfolio may also invest up to 10% of its total assets in preferred stocks.

Developing Local Markets Portfolio

The Portfolio’s investment objective is maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in currencies of, or in Fixed Income Instruments denominated in the currencies of, developing markets. The Portfolio defines a “developing market” as any non-U.S. country, excluding those countries that have been classified by the World Bank as high-income OECD economies for the past five consecutive years. The Portfolio’s investments in currencies or Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Portfolio may, but is not required to, hedge its exposure to non-U.S. currencies. Assets not invested in currencies or securities denominated in currencies of non-U.S. countries described above may be invested in other types of Fixed Income Instruments.

The Portfolio may invest in the currencies and Fixed Income Instruments of emerging market countries. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, the Portfolio emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors it believes to be relevant. The Portfolio may invest in securities whose return is based on the return of an emerging market, such as a derivative instrument, rather than investing directly in securities of issuers from emerging markets.

The average duration of the Portfolio varies based on the strategy currently being used by PIMCO in managing the assets of the Portfolio within the overall PIMCO private account management program.

The Portfolio may invest substantially all of its assets in high yield securities (“junk bonds”) rated Caa or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 10% of total assets in securities rated Caa. The Portfolio is non-diversified, which means it may invest its assets in a smaller number of issuers than a diversified Portfolio.

The Portfolio may purchase instruments on an extended settlement basis. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase or sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Portfolio may also invest up to 10% of its total assets in preferred stocks.

Emerging Markets Portfolio

The Portfolio’s investment objective is maximum total return, consistent with prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of Fixed Income Instruments that economically are tied to emerging market countries, which may be represented by options, futures contracts, swap agreements, or mortgage- or asset-backed securities. PIMCO generally considers an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries.

Offering Memorandum	6

PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, the Portfolio emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors it believes to be relevant. The Portfolio may invest in securities whose return is based on the return of an emerging market, such as a derivative instrument, rather than investing directly in securities of issuers from emerging markets.

The average duration of the Portfolio varies based on the strategy currently being used by PIMCO in managing the assets of the Portfolio within the overall PIMCO private account management program.

The Portfolio may invest substantially all of its assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 25% of its total assets in securities rated B. The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified Portfolio.

The Portfolio may purchase instruments on an extended settlement basis. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Portfolio may also invest up to 10% of its total assets in preferred stocks.

High Yield Portfolio

The Portfolio’s investment objective is maximum total return, consistent with prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, rated below investment grade but rated at least B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. Assets not invested in high yield securities may be invested in investment grade Fixed Income Instruments.

The average duration of the Portfolio varies based on the strategy currently being used by PIMCO in managing the assets of the Portfolio within the overall PIMCO private account management program.

The Portfolio may invest up to 15% of its total assets in euro-denominated securities and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts, or swap agreements, or in mortgage- or asset-backed securities, and may purchase instruments on an extended settlement basis. The Portfolio may invest all of its assets in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Portfolio may also invest up to 10% of its total assets in preferred stocks.

International Portfolio

The Portfolio’s investment objective is maximum total return, consistent with prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in a portfolio of Fixed Income Instruments of non-U.S. issuers, representing at least three non-U.S. countries or currencies, which may be represented by options, futures contracts, swap agreements, or mortgage- or asset-backed securities. These securities may be denominated in non-U.S. currencies, baskets of non-U.S. currencies, or the U.S. dollar. The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 25% of its total assets. Assets not invested in non-U.S. Fixed Income Instruments may be invested in U.S. Fixed Income Instruments.

PIMCO selects the Portfolio’s non-U.S. country and currency compositions based on an evaluation of relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other factors PIMCO believes to be relevant.

7	Private Account Portfolio Series

The average duration of the Portfolio varies based on the strategy currently being used by PIMCO in managing the assets of the Portfolio within the overall PIMCO private account management program.

The Portfolio may invest only in investment grade securities. The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified Portfolio.

The Portfolio may purchase instruments on an extended settlement basis. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Portfolio may also invest up to 10% of its total assets in preferred stocks.

Investment Grade Corporate Portfolio

The Portfolio’s investment objective is maximum total return, consistent with prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of investment grade corporate fixed income investments of varying maturities, which may be represented by options, futures contracts, or swap agreements.

Assets not invested in corporate fixed income securities may be invested in other types of Fixed Income Instruments.

The average duration of the Portfolio varies based on the strategy currently being used by PIMCO in managing the assets of the Portfolio within the overall PIMCO private account management program.

The Portfolio invests primarily in investment grade debt securities. The Portfolio may invest in securities of non-U.S. issuers only if the securities are U.S. dollar-denominated and may only invest up to 5% of its total assets in securities of issuers that are economically tied to emerging market countries. The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified Portfolio.

The Portfolio may purchase instruments on an extended settlement basis. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Portfolio may also invest up to 10% of its total assets in preferred stocks.

Long Duration Corporate Bond Portfolio

The Portfolio’s investment objective is maximum total return, consistent with prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of corporate Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

The average duration of the Portfolio varies based on the strategy currently being used by PIMCO in managing the assets of the Portfolio within the overall PIMCO private account management program. For point of reference, the dollar-weighted average maturity of the Portfolio is normally expected to be more than 10 years.

The Portfolio invests primarily in investment grade debt securities. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest up to 35% of its total assets in non-U.S. issuers. The Portfolio will normally hedge its exposure to non-U.S. dollar-denominated securities or currencies to reduce the risk of loss due to fluctuations in exchange rates. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified Portfolio.

The Portfolio may invest all of its assets in forwards or derivatives, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, and may purchase instruments on an extended settlement basis. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it

Offering Memorandum	8

primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Portfolio may also invest up to 5% of its total assets in preferred stocks.

Mortgage Portfolio

The Portfolio’s investment objective is maximum total return, consistent with prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related securities of varying maturities, which may be represented by options, futures contracts, swap agreements, or asset-backed securities. Assets not invested in mortgage-related securities may be invested in other types of Fixed Income Instruments. Generally, such investments will be used to cover forward exposure and have an aggregate duration that normally will not exceed one year.

The average duration of the Portfolio varies based on the strategy currently being used by PIMCO in managing the assets of the Portfolio within the overall PIMCO private account management program.

The Portfolio may invest only in investment grade securities. The Portfolio may invest in securities of non-U.S. issuers only if the securities are U.S. dollar-denominated. The Portfolio may not invest in securities of issuers that are economically tied to emerging market countries.

The Portfolio may invest without limitation in any issue of mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and in any single issuer of such securities. The Portfolio may only invest up to 5% of its total assets in each issue of non-U.S. Government Securities and will not invest more than 10% of its total assets in any single issuer of such securities.

The Portfolio may purchase investments on an extended settlement basis. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Portfolio may also invest up to 10% of its total assets in preferred stocks.

Mortgage Portfolio II

The Portfolio’s investment objective is maximum total return, consistent with prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related securities of varying maturities, which may be represented by options, futures contracts, swap agreements, or asset-backed securities. Assets not invested in mortgage-related securities may be invested in other types of Fixed Income Instruments. Generally, such investments will be used to cover forward exposure and have an aggregate duration that normally will not exceed one year.

The average duration of the Portfolio varies based on the strategy currently being used by PIMCO in managing the assets of the Portfolio within the overall PIMCO private account management program.

The Portfolio invests primarily in investment grade securities, but may invest up to 15% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by the PIMCO to be of comparable quality.

The Portfolio may invest up to 20% of its total assets in securities denominated in non-U.S. currencies, and may invest beyond this limit in U.S. dollar-denominated securities of non-U.S. issuers. The Portfolio will normally hedge its exposure to non-U.S. currencies to reduce the risk of loss due to fluctuations in exchange rates.

The Portfolio may invest without limitation in any issue of mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and in any single issuer of such securities. The Portfolio may only invest up to 5% of its total assets in each issue of non-U.S. Government Securities and will not invest more than 10% of its total assets in any single issuer of such securities.

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The Portfolio may purchase instruments on an extended settlement basis. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Portfolio may also invest up to 10% of its total assets in preferred stocks.

Municipal Sector Portfolio

The Portfolio’s investment objective is maximum total return, consistent with prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of fixed income securities of varying maturities issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities (“Municipal Securities”), or in instruments that provide exposure to the Municipal Securities sector, such as options, futures contracts, or swap agreements. Assets not invested in Municipal Securities may be invested in other types of Fixed Income Instruments. The Portfolio may also invest in securities issued by entities whose underlying assets are Municipal Securities, including without limitation, residual interest bonds.

Although the Portfolio primarily invests in Municipal Securities or instruments providing exposure to Municipal Securities, the Portfolio does not seek to minimize taxable income and realized capital gains, and, consequently, the Portfolio may generate substantial taxable income and gains. A portion of the Portfolio’s distributions may also be subject to alternative minimum tax. The Portfolio may invest more than 25% of its total assets in bonds of issuers in California and New York. The Portfolio may also invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds.

The average duration of the Portfolio varies based on the strategy currently being used by PIMCO in managing the assets of the Portfolio within the overall PIMCO private account management program. The Portfolio will seek income that is high relative to prevailing rates from Municipal Securities. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Portfolio may invest only in investment grade securities. The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified Portfolio.

The Portfolio may also invest in options, futures contracts, and swap agreements, and purchase instruments on an extended settlement basis. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Portfolio may also invest up to 10% of its total assets in preferred stocks.

Real Return Portfolio

The Portfolio’s investment objective is maximum total return, consistent with prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by options, futures contracts, or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments.

Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest rate paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by governments other than the United States are generally adjusted to reflect a comparable inflation index, calculated by that government.

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The average duration of the Portfolio varies based on the strategy currently being used by PIMCO in managing the assets of the Portfolio within the overall PIMCO private account management program.

The Portfolio may invest only in investment grade securities. The Portfolio may invest up to 20% of its total assets in securities denominated in non-U.S. currencies, and may invest beyond this limit in U.S. dollar denominated securities of non-U.S. issuers. The Portfolio may not invest in securities of issuers that are economically tied to emerging market countries. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified Portfolio.

The Portfolio may purchase instruments on an extended settlement basis. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Portfolio may also invest up to 10% of its total assets in preferred stocks.

Short-Term Portfolio

The Portfolio’s investment objective is maximum total return, consistent with preservation of capital and daily liquidity. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

The average duration of the Portfolio will vary based on PIMCO’s forecast for interest rates and will normally not exceed one year. For point of reference, the dollar-weighted average maturity of the Portfolio is normally not expected to exceed three years.

The Portfolio may invest only in investment grade securities. The Portfolio may invest in securities of non-U.S. issuers only if the securities are U.S. dollar-denominated and may only invest up to 5% of its total assets in securities and instruments that are economically tied to emerging market countries.

The Portfolio may invest in options, futures contracts, swap agreements, or mortgage- or asset-backed securities, and purchase instruments on an extended settlement basis. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Portfolio may also invest up to 10% of its total assets in preferred stocks.

Short-Term Portfolio II

The Portfolio’s investment objective is maximum total return, consistent with preservation of capital and daily liquidity. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

The average duration of the Portfolio will vary based on PIMCO’s forecast for interest rates and will normally not exceed one year. For point of reference, the dollar-weighted average maturity of the Portfolio is normally not expected to exceed three years.

The Portfolio invests primarily in investment grade securities, but may invest up to 15% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

The Portfolio may invest up to 20% of its total assets in securities denominated in non-U.S. currencies, and may invest beyond this limit in U.S. dollar-denominated securities of non-U.S. issuers. The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

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The Portfolio may invest in options, futures contracts, swap agreements, or mortgage- or asset-backed securities, and purchase instruments on an extended settlement basis. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Portfolio may also invest up to 10% of its total assets in preferred stocks.

Short-Term Floating NAV Portfolio II

The Portfolio’s investment objective is maximum current income, consistent with preservation of capital and daily liquidity. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

The average duration of the Portfolio will vary based on PIMCO’s forecast for interest rates and will normally not exceed one year. For point of reference, the dollar-weighted average maturity of the Portfolio is normally not expected to exceed three years.

The Portfolio may invest only in investment grade securities. The Portfolio may invest in securities of non-U.S. issuers only if the securities are U.S. dollar-denominated and may only invest up to 5% of its total assets in securities and instruments that are economically tied to emerging market countries.

The Portfolio may invest in options, futures contracts, swap agreements, or mortgage- or asset-backed securities, and purchase instruments on an extended settlement basis. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

U.S. Government Sector Portfolio

The Portfolio’s investment objective is maximum total return, consistent with prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. Government Securities of varying maturities, or in securities that provide exposure to the U.S. Government Securities sector, such as options, futures contracts, swap agreements, or mortgage-backed securities. Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. Generally, such investments will be used to cover forward exposure and have an aggregate duration that normally will not exceed one year.

The average duration of the Portfolio varies based on the strategy currently being used by PIMCO in managing the assets of the Portfolio within the overall PIMCO private account management program.

The Portfolio may invest only in investment grade securities. The Portfolio may invest in securities of non-U.S. issuers only if the securities are U.S. dollar-denominated. The Portfolio may not invest in securities of issuers that are economically tied to emerging market countries. The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified Portfolio.

The Portfolio may purchase instruments on an extended settlement basis. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Portfolio may also invest up to 10% of its total assets in preferred stocks.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government)

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include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U. S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

U.S. Government Sector Portfolio II

The Portfolio’s investment objective is maximum total return, consistent with prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. Government Securities of varying maturities, or in securities that provide exposure to the U.S. Government Securities sector, such as options, futures contracts, swap agreements, or mortgage-backed securities. Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. Generally, such instruments will be used to cover forward exposure and have an aggregate duration that normally will not exceed one year.

The average duration of the Portfolio varies based on the strategy currently being used by PIMCO in managing the assets of the Portfolio within the overall PIMCO private account management program.

The Portfolio invests primarily in investment grade securities, but may invest up to 15% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

The Portfolio may invest up to 20% of its total assets in securities denominated in non-U.S. currencies, and may invest beyond this limit in U.S. dollar-denominated securities of non-U.S. issuers. The Portfolio will normally hedge its exposure to non-U.S. currencies to reduce the risk of loss due to fluctuations in exchange rates. The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified Portfolio.

The Portfolio may purchase instruments on an extended settlement basis. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Portfolio may also invest up to 10% of its total assets in preferred stocks.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U. S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Summary of Principal Risks

The value of your investment in a Portfolio changes with the values of that Portfolio’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio’s holdings as a whole are called “principal risks.” This section describes the principal risks of investing in each Portfolio. Each Portfolio may be subject to additional risks and risks other than those described below because

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the types of investments made by a Portfolio can change over time. Securities and investment techniques mentioned in this summary are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques.” That section and “Investment Objectives and Policies” in the Offering Memorandum Supplement also include more information about the Portfolios, their investments and the related risks. There is no guarantee that a Portfolio will be able to achieve its investment objective. It is possible to lose money by investing in a Portfolio.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Inflation-indexed bonds, including Treasury Inflation-Protected Securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Portfolio holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Portfolio’s shares.

Credit Risk

A Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

High Yield Risk

Each Portfolio, except the Asset-Backed Securities, International, Investment Grade Corporate, Long Duration Corporate Bond, Mortgage, Municipal Sector, Real Return, Short-Term, Short-Term Floating NAV Portfolio II, and U.S. Government Sector Portfolios, may invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”). These Portfolios may be subject to greater levels of credit and liquidity risk than portfolios that do not invest in such securities. High yield securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio’s ability to sell its high yield securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a Portfolio may lose its entire investment.

Market Risk

The market price of securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

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During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk

The value of a security owned by a Portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Portfolio, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Portfolio’s principal investment strategy involves foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, the Portfolio will tend to have the greatest exposure to liquidity risk.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolios may use are referenced under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this Offering Memorandum and described in more detail under “Investment Objectives and Policies” in the Offering Memorandum Supplement. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolios may also use derivatives under circumstances that may have the effect of creating leverage, although as a general matter such use would be consistent with the duration guidelines applicable to the investment strategy being used for a particular Portfolio, which would be compatible with duration guidelines applied to PIMCO private accounts overall.

A Portfolio’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Under certain circumstances, a Portfolio investing in a derivative instrument could lose more than the principal amount invested, although PIMCO will typically cover open derivatives positions by segregating or “earmarking” liquid assets (or other economically appropriate covering positions) in an attempt to minimize this risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Equity Risk

The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Risk

Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Portfolio holds mortgage-related

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securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio may have to reinvest that money at the lower prevailing interest rates. A Portfolio’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Foreign (Non-U.S.) Investment Risk

Each Portfolio (except the Municipal Sector Portfolio) may invest in foreign (non-U.S.) securities, and, as a result, may experience more rapid and extreme changes in value than a Portfolio that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Portfolio’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Portfolio invests a significant portion of its assets in a specific geographic region like Eastern Europe or Asia, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments.

Emerging Markets Risk

Foreign investment risk may be particularly high to the extent that a Portfolio, particularly the Emerging Markets and the Developing Local Markets Portfolios, invest in emerging market securities that are economically tied to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Currency Risk

If a Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Portfolio’s investments in foreign currency-denominated securities may reduce the returns of the Portfolio.

Issuer Non-Diversification Risk

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Each Portfolio, except for the High Yield, Mortgage, Mortgage II, Short-Term, Short-Term II and Short Term Floating NAV II Portfolios, is “non-diversified,” which means that it may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than the diversified Portfolios. Portfolios that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate or “earmark” liquid assets or otherwise cover the transactions that may give rise to such risk. The Portfolios also may be exposed to leveraging risk by borrowing money for investment purposes.

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Leveraging may cause a Portfolio to liquidate portfolio positions to satisfy its obligations or to meet segregation or “earmarking” requirements when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

Management Risk

Each Portfolio is subject to management risk because it is an actively managed investment portfolio. PIMCO and its team of portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these decisions will produce the desired results.

California State-Specific Risk

Because the Municipal Sector Portfolio may concentrate its investments in California Municipal Securities, the Portfolio may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes which limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

New York State-Specific Risk

Because the Municipal Sector Portfolio may concentrate its investments in New York Municipal Securities, the Portfolio may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty it may have an adverse affect on New York municipal bonds held by the Portfolio. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

Municipal Project-Specific Risk

The Municipal Sector Portfolio may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Short Sale Risk

A Portfolio’s short sales, if any, are subject to special risks. A short sale involves the sale by the Portfolio of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Portfolio may also enter into a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.

Management of the Portfolios

The business affairs of the Portfolios are managed under the direction of the Trust’s Board of Trustees. Information about the Trustees and the Trust’s executive officers is included in the Offering Memorandum Supplement under the heading “Management of the Trust.”

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Investment Adviser and Administrator

PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Portfolios. Subject to the supervision of the Board of Trustees, PIMCO is responsible for managing the investment activities of the Portfolios and the Portfolios’ business affairs and other administrative matters.

PIMCO is located at 840 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 2008, PIMCO had approximately $747 billion in assets under management.

From time to time, PIMCO or its affiliates may pay investment consultants or their parent or affiliated companies for certain services including technology, operations, tax, or audit consulting services, and may pay such firms for PIMCO’s attendance at investment forums sponsored by such firms or for various studies, surveys, or access to databases. Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to investment consultants and their affiliates and may execute brokerage transactions on behalf of the Portfolios with such investment consultants or their affiliates. These consultants or their affiliates may, in the ordinary course of their investment consultant business, recommend that their clients utilize PIMCO’s investment advisory services or invest in the Portfolios or in other products sponsored by PIMCO and its affiliates.

Advisory and Administrative Fees

Each Portfolio pays PIMCO an advisory fee in return for providing investment advisory services. Each Portfolio also pays PIMCO a supervisory and administrative fee for the supervisory and administrative services it requires under what is essentially an all-in fee structure. PIMCO, in turn, provides supervisory and administrative services for each Portfolio’s shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. Each Portfolio does bear other expenses that are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by the Portfolio, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s Independent Trustees and their counsel. PIMCO generally earns a profit on the supervisory and administrative fee. Also, under the terms of the supervision and administration agreement, PIMCO, and not Portfolio shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

The tables below show the advisory and supervisory and administrative fees for each Portfolio at an annual rate based upon the average daily net assets of the Portfolio. The Portfolios may incur additional fees and expenses that are not shown in the table, which include, but are not limited to, interest expense incurred as a result of investment management activities. These additional fees and expenses may be significant and you should refer to the Portfolios’ annual and semi-annual reports to shareholders for information regarding the total ratio of expenses to average net assets.

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The following table describes the advisory and supervisory and administrative fees you may pay if you buy and hold shares of the Asset-Backed Securities, Asset-Backed Securities II, High Yield, Investment Grade Corporate, Long Duration Corporate Bond, Mortgage, Mortgage II, Municipal Sector, Real Return, Short-Term, Short-Term II, Short-Term Floating NAV II, U.S. Government Sector, or U.S. Government Sector II Portfolio:

Shareholder Fees (fees paid directly from your investment)	None

Annual Advisory and Supervisory and Administrative Fees (expenses that are deducted from Portfolio assets)

Advisory Fee	Supervisory and Administrative Fee	Total Annual Fees Paid to PIMCO
0.02%	0.03%	0.05%

The following table describes the advisory and supervisory and administrative fees you may pay if you buy and hold shares of the Developing Local Markets, Emerging Markets, or International Portfolio:
Shareholder Fees (fees paid directly from your investment)			None
Annual Advisory and Supervisory and Administrative Fees (expenses that are deducted from Portfolio assets)
Advisory Fee	Supervisory and Administrative Fee	Total Annual Fees Paid to PIMCO
0.02%	0.10%	0.12%

Individual Portfolio Managers

The following individuals have primary responsibility for managing each of the noted Portfolios.

Portfolio	Manager	Since		Recent Professional Experience
Asset-Backed Securities Asset-Backed Securities II Short-Term	Daniel J. Ivascyn	10/00 ** 11/06	*	Managing Director, PIMCO. He joined PIMCO in 1998, previously having been associated with Bear Stearns in the asset backed securities group as well as T. Rowe Price and Fidelity Investments.
Developing Local Markets Emerging Markets	Michael Gomez	7/04 5/08	*	Executive Vice President, PIMCO. He has been a member of the emerging markets team since joining PIMCO in 2003. Prior to joining PIMCO in 2003, Mr. Gomez was associated with Goldman Sachs where he was responsible for proprietary trading of bonds issued by Latin American countries. Mr. Gomez joined Goldman Sachs in July 1999.
High Yield	Mitch Wilner	6/07		Senior Vice President, PIMCO. He joined PIMCO in 2005, previously having been associated with Northwestern Mutual Insurance Company as a Director, Senior High Yield Trader, where he was responsible for trading high yield and crossover securities. Prior to that, he was a Managing Director for Genesis Capital Management, where he was responsible for credit selection and portfolio management of high yield and crossover securities. Prior to that, he was a Vice President, Senior High Yield Trader for Deutsche Bank-Scudder Investments, where he was responsible for trading high yield securities.
International	Scott A. Mather	2/08		Managing Director, PIMCO. He is a member of PIMCO’s Investment Committee and head of global portfolio management. Mr. Mather joined PIMCO in 1998.
Investment Grade Corporate Long Duration Corporate Bond	Mark Kiesel	10/06 **		Executive Vice President, PIMCO. He is a Portfolio Manager and a senior member of PIMCO’s investment strategy group. He has served as a Portfolio Manager, head of equity derivatives and as a senior Credit Analyst since joining PIMCO in 1996.
Mortgage Mortgage II	W. Scott Simon	1/00 **	*	Managing Director, PIMCO. He joined PIMCO as a Portfolio Manager in 2000. Prior to joining PIMCO, he was a Senior Managing Director and co-head of mortgage-backed security pass-through trading at Bear Stearns & Co.
Municipal Sector	John Cummings	12/08		Executive Vice President, PIMCO. He joined PIMCO in 2002. Prior to joining PIMCO, he served as Vice President of Municipal Trading at Goldman, Sachs & Co. Mr. Cummings joined Goldman, Sachs & Co. in 1997.
Real Return	Mihir Worah	12/07		Executive Vice President, PIMCO. Mr. Worah is a Portfolio Manager and member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team.
Short-Term II Short-Term Floating NAV II	Paul A. McCulley	3/03* **		Managing Director, PIMCO. He has managed fixed income assets since joining PIMCO in 1999. Prior to joining PIMCO, Mr. McCulley was associated with Warburg Dillon Read as a Managing Director from 1992-1999 and Chief Economist for the Americas from 1995-1999, where he managed macro research world-wide.
U.S. Government Sector U.S. Government Sector II	Stephen Rodosky	7/07 **		Executive Vice President, PIMCO. Mr. Rodosky joined PIMCO in 2001 and specializes in portfolio management of treasuries, agencies and futures.
*	Since inception of the Portfolio.
**	As of the date of this Offering Memorandum, the Portfolio has not yet commenced operations.

19	Private Account Portfolio Series

The Offering Memorandum Supplement provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares in the Portfolios.

A discussion of the basis for the Board of Trustees’ approval of the Portfolios’ investment advisory contract is available in the Portfolios’ Semi-Annual Report to shareholders for the fiscal half-year ended September 30, 2008. A discussion of the basis for the Board of Trustees’ approval of the Short-Term Floating NAV Portfolio II’s investment advisory contract will be available in the Portfolio’s annual or semi-annual report to shareholders.

Distributor

The Trust’s Distributor is Allianz Global Investors Distributors LLC (“AGID” or “Distributor”), an indirect subsidiary of Allianz Global Investors of America L.P. (“AGI”), PIMCO’s parent company. The Distributor, located at 1345 Avenue of the Americas, New York, NY 10105, is a broker-dealer registered with the Securities and Exchange Commission.

Regulatory and Litigation Matters

Since February 2004, PIMCO, AGI, AGID, and certain of their affiliates, including the Trust, Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series), another series of funds managed by affiliates of PIMCO, the Trustees of the Trust, and certain employees of PIMCO, have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the Trust and the Allianz Funds during specified periods, or as derivative actions on behalf of the Trust and Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz Funds and funds of the Trust and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, the Trustees, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of the Trust or on behalf of the Trust itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the Trust’s motion to dismiss claims asserted against it in a consolidated amended complaint where the Trust was named, in the complaint, as a nominal defendant. Thus, at present the Trust is not a party to any “market timing” lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint which claims that PIMCO violated the federal Commodity Exchange Act. PIMCO is a named defendant, and the Trust has been added as a defendant, to the consolidated action. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. In December 2007, the U.S. Court of Appeals for the Seventh Circuit granted the petition of PIMCO and the Trust for leave to appeal the class certification ruling. That appeal is now pending. PIMCO and the Trust strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I

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Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

It is possible that these matters and/or other developments resulting from these matters could result in increased Portfolio redemptions or other adverse consequences to the Portfolios. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolios or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolios.

The foregoing speaks only as of the date of this Offering Memorandum. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

Purchases, Redemptions and Exchanges

Purchasing Shares

Shares of the Portfolios are restricted securities and are issued only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act. This Offering Memorandum does not constitute an offer to sell, or the solicitation of any offer to buy, any “security” to the public within the meaning of the Securities Act.

Shares of the Portfolios are offered only to private account clients of PIMCO, who are “accredited investors,” within the meaning of Regulation D under the Securities Act, and either (i) “qualified purchasers,” as defined for purposes of Section 3(c)(7) of the 1940 Act, or (ii) “qualified institutional buyers,” as defined in Rule 144A(a)(1) of the Securities Act. Shares may be offered to PIMCO and its affiliates, and to the benefit plans of PIMCO and its affiliates. Shares of the Portfolios may be purchased at the relevant net asset value (“NAV”) without a sales charge or other fee. Shares of the Private Account Portfolio Series may also be purchased by certain investors outside of the United States consistent with applicable regulatory requirements.

PIMCO, acting as agent for its private account clients, will effect all purchases of shares of the Portfolios for those clients.

•   Timing of Purchase Orders and Share Price Calculations.    A purchase order received by the Trust or its designee prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange (“NYSE”), on a day the Trust is open for business, will be effected at that day’s NAV. An order received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day. The Trust is “open for business” on each day the NYSE is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

21	Private Account Portfolio Series

•    Verification of Identity.    To help the federal government combat the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Portfolio must obtain the following information for each person that opens a new account:

1.  Name;

2.  Date of birth (for individuals);

3.  Residential or business street address; and

4.  Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Portfolios and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, a Portfolio may restrict your ability to purchase additional shares until your identity is verified. A Portfolio also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

•   Other Purchase Information.    Purchases of a Portfolio’s shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolios or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

Shares of the Portfolios are not registered or qualified for sale in the states. Shares of the Portfolios may not be offered or sold in any state unless an exemption from registration or qualification is available. Investors should inquire as to whether shares of a particular Portfolio are available for offer and sale in the investor’s state of residence.

Subject to the approval of the Trust, shares of a Portfolio may be purchased with liquid securities that are eligible for purchase by the Portfolio (consistent with the Portfolio’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust’s valuation policies. These transactions will be effected only if PIMCO intends to retain the security in the Portfolio as an investment. Assets purchased by a Portfolio in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Portfolio’s shares, if such assets were included in the Portfolio’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

Redeeming Shares

As stated above, the Portfolios’ shares are restricted securities that may not be sold to investors other than “accredited investors” within the meaning of Regulation D under the Securities Act, unless sold pursuant to another available exemption from the Securities Act. Shares of the Portfolios may not be assigned, resold or otherwise transferred without the written consent of the Trust and, if requested, an opinion of counsel acceptable to the Trust that an exemption from registration is available. Any attempt at a transfer to a third party in violation of this provision shall be void. The Trust may enforce the provisions of this paragraph, either directly or through its agents, by entering an appropriate stop-transfer order on its books or otherwise refusing to register or transfer or permit the registration or transfer on its books of any purported transfer not in accordance with these restrictions.

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PIMCO, acting as agent for its private account clients, will effect all redemptions of shares of the Portfolios.

•   Timing of Redemption Requests and Share Price Calculations.    A redemption request received by the Trust or its designee prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day. Redemption requests for Portfolio shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. The request must properly identify all relevant information such as account number, redemption amount (in dollars or shares), and the Portfolio name.

•   Other Redemption Information.    Redemption proceeds will ordinarily be wired within three business days after receipt of the redemption request, but may take up to seven days. Redemptions of Portfolio shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Portfolios to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

The Trust agrees to redeem shares of each Portfolio solely in cash up to the lesser of $250,000 or 1% of the Portfolio’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Exchange Privilege

Exchanges of shares of a Portfolio for shares of any other Portfolio will be based on the respective NAVs of the shares involved. Subject to compliance with applicable private placement restrictions and the investment restrictions of the Portfolios, shares of the Portfolios may be purchased by exchanging Institutional Class shares of another series of the Trust for shares of the Portfolios.

Shares may only be exchanged with respect to Portfolios that are registered in an investor’s state of residence or where an exemption from registration is available. An exchange order is treated the same for tax purposes as a redemption followed by a purchase and may result in a capital gain or loss, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Offering Memorandum and “Taxation” in the Offering Memorandum Supplement.

Abusive Trading Practices

The Trust encourages shareholders to invest in the Portfolios as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as “market timing.” However, because the Trust will not always be able to detect market timing and other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Portfolios.

Certain of the Portfolios’ investment strategies may expose the Portfolios to risks associated with market timing activities. For example, since some of the Portfolios may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of a Portfolio’s non-U.S. portfolio securities and the determination of the Portfolio’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Portfolio shares at a price that does not reflect their true value. A similar risk exists for a Portfolio’s potential investment in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.

23	Private Account Portfolio Series

To discourage excessive, short-term trading and other abusive trading practices, the Trust’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to a Portfolio and its shareholders. Such activities may have a detrimental effect on the Portfolio(s) and its/their shareholders. For example, depending upon various factors such as the size of a Portfolio and the amount of its assets maintained in cash, short-term or excessive trading by Portfolio shareholders may interfere with the efficient management of the Portfolio, increase transaction costs and taxes, and may harm the performance of the Portfolio and its shareholders. However, because only PIMCO is permitted to purchase and redeem Portfolio shares, on behalf of its separate account clients, the risk of market timing activity in the Portfolios is negligible.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, to the extent that there is a delay between a change in the value of a Portfolio’s portfolio holdings, and the time when that change is reflected in the net asset value of the Portfolio’s shares, the Portfolio is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of a Portfolio’s portfolio securities. See “How Portfolio Shares Are Priced” below for more information.

Second, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of PIMCO, the transaction may adversely affect the interests of a Portfolio or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Portfolio shares by multiple investors are aggregated for presentation to a Portfolio on a net basis, conceal the identity of the individual investors from the Portfolio. This makes it more difficult for a Portfolio to identify short-term transactions in the Portfolio.

How Portfolio Shares Are Priced

The NAV of a Portfolio’s shares is determined by dividing the total value of a Portfolio’s investments and other assets, less any liabilities, by the total number of shares outstanding.

Portfolio shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the NYSE is open. Information that becomes known to the Portfolios or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded

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options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of a Portfolio’s assets that are invested in one or more open-end management investment companies, a Portfolio’s NAV will be calculated based upon the NAVs of such investments. A Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at its direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of a Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events. The Portfolios’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under “Abusive Trading Practices.”

When a Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolios’ use of fair valuation may also help to deter “stale price arbitrage” as discussed above under “Abusive Trading Practices.”

Portfolio Distributions

Each Portfolio distributes substantially all of its net investment income to shareholders in the form of dividends. Each Portfolio, except the Short-Term Floating NAV Portfolio II, intends to declare and pay income dividends quarterly to shareholders of record. The Short-Term Floating NAV Portfolio II intends to declare income dividends daily and pay them monthly to shareholders of record.

25	Private Account Portfolio Series

In addition, each Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

A Portfolio’s dividend and capital gain distributions will automatically be reinvested in additional shares of the Portfolio at NAV unless the shareholder elects to have the distributions paid in cash. Shareholders do not pay any sales charges on shares received through the reinvestment of Portfolio distributions.

Tax Consequences

The following information is meant as a general summary for U.S. taxpayers. Please see the Offering Memorandum Supplement for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Portfolio. Non-U.S. shareholders should also consider the tax consequences imposed by their domicile’s tax revenue authority.

•   Portfolio Distributions.    Each Portfolio will distribute substantially all of its income and gains to its shareholders every year, and shareholders will be taxed on distributions they receive, regardless of whether they are paid in cash or are reinvested in additional shares of the Portfolio. If a Portfolio declares a dividend in October, November or December but pays it in January, you may be taxed on the dividend as if you received it in the previous year.

You will receive a tax report each year, before February 1. The report will tell you which dividends and redemptions must be treated as taxable ordinary income, and which, if any, are long-term capital gains. If a Portfolio designates a dividend as a capital gains distribution (typically from gains from investments that a Portfolio owned for more than one year), you will be liable for tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your shares of that Portfolio. Distributions of investment income and any short-term capital gains will generally be taxed as ordinary income.

Portfolio distributions are taxable to shareholders even if they are paid from income or gains earned by a Portfolio prior to a shareholder’s investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Portfolio distribution will pay full price for the shares and may receive a portion of the investment back as a taxable distribution.

•   Sales, Exchanges, and Redemptions of Portfolio Shares.    You will generally have a capital gain or loss if you dispose of your Portfolio shares by redemption, exchange or sale. The amount of the gain or loss and the rate of tax will depend primarily upon how much you paid for the shares, how much you sell them for, and how long you hold them. When a shareholder exchanges shares of a Portfolio for shares of another Portfolio, the transaction will be treated as a sale of the exchanged Portfolio shares, and any gain on those shares will generally be subject to federal income tax.

•   Returns of Capital.    If a Portfolio’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Portfolio and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

•   Backup Withholding.    Each Portfolio may be required to withhold U.S. federal income tax on all taxable distributions payable to you if you fail to provide the Portfolio with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

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Investment Restrictions

Fundamental Investment Restrictions

Each Portfolio’s investment objective, except Long Duration Corporate Bond Portfolio, as set forth in the “Investment Objectives and Strategies” section, together with the investment restrictions set forth below, are fundamental policies of the Portfolios and may not be changed with respect to a Portfolio without shareholder approval by vote of a majority of the outstanding shares of that Portfolio.

(1)	A Portfolio may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)	The High Yield, Mortgage, Mortgage II, Short-Term, Short-Term II and Short-Term Floating NAV II Portfolios, may not, with respect to 75% of its assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, if, as a result, (i) more than 5% of the Portfolio’s assets would be invested in the securities of that issuer, or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

(3)	A Portfolio may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein;

(4)	A Portfolio may not purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit a Portfolio, subject to restrictions described in this Offering Memorandum and elsewhere in the Offering Memorandum Supplement, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities and commodities laws;

(5)	A Portfolio may not borrow money or issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time;

(6)	A Portfolio may not make loans except as permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; and

(7)	A Portfolio may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(8)	The Municipal Sector Portfolio will invest, under normal circumstances, at least 80% of its assets in investments the income of which is exempt from federal income tax.

Notwithstanding the foregoing, it is a fundamental policy of each Portfolio that it may elect, in the future, to pursue its investment objective by investing in one or more underlying investment companies or vehicles that in turn invest in the securities described in the “Investment Objectives and Strategies” section and whose shares may be offered to other parties as well as the Portfolio.

The Portfolios interpret their policy with respect to concentration in a particular industry under Fundamental Investment Restriction No. 1, above, to apply to direct investments in the securities of issuers in a particular industry, as defined by the Trust. For purposes of this restriction, a foreign government is considered to be an industry. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Portfolios’ industry concentration restrictions, by virtue of the exclusion

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from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, or any asset-backed securities, the Trust takes the position that such securities do not represent interests in any particular “industry” or group of industries.

A Portfolio may invest in certain derivative instruments which, while representing a relatively small amount of the Portfolio’s net assets, provide a greater amount of economic exposure to a particular industry. To the extent that a Portfolio obtains economic exposure to a particular industry in this manner, it may be subject to similar risks of concentration in that industry as if it had invested in the securities of issuers in that industry directly.

Non-Fundamental Investment Restrictions

Each Portfolio is also subject to the following non-fundamental investment restrictions and policies (which may be changed without shareholder approval) relating to the investment of its assets and activities.

(1)	A Portfolio may not invest more than 15% of its net assets (taken at market value at the time of the investment) in illiquid securities; and

(2)	A Portfolio may not invest in any combination of mortgage-related or other asset-backed interest only, principal only or inverse floating rate securities, except that the Asset-Backed Securities, Asset-Backed Securities II, Mortgage and Mortgage II Portfolios may invest up to 5% of their total assets in such securities.

In addition, the Trust has adopted the following non-fundamental investment policies that may be changed on 60 days notice to shareholders:

(1)	The U.S. Government Sector Portfolio and U.S. Government Sector Portfolio II each will invest, under normal circumstances, at least 80% of its assets in U.S. Government investments.

(2)	The Mortgage Portfolio and Mortgage Portfolio II each will invest, under normal circumstances, at least 80% of its assets in mortgage investments.

(3)	The Asset-Backed Securities Portfolio and Asset-Backed Securities Portfolio II each will invest, under normal circumstances, at least 80% of its assets in asset-backed investments.

(4)	The Investment Grade Corporate Portfolio will invest, under normal circumstances, at least 80% of its assets in investment grade corporate fixed income investments.

(5)	The High Yield Portfolio will invest, under normal circumstances, at least 80% of its assets in high yield investments.

(6)	The Emerging Markets Portfolio will invest, under normal circumstances, at least 80% of its assets in emerging market investments.

(7)	The Developing Local Markets Portfolio will invest, under normal circumstances, at least 80% of its assets in currencies of, or Fixed Income Instruments denominated in the currencies of, developing markets.

(8)	The Long Duration Corporate Bond Portfolio will invest, under normal circumstances, at least 80% of its assets in corporate Fixed Income Instruments.

For purposes of these policies, the term “assets” as defined in Rule 35d-1 under the 1940 Act, means net assets plus the amount of any borrowings for investment purposes.

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Portfolio Transactions and Brokerage

Investment Decisions and Portfolio Transactions

Investment decisions for the Portfolios and for the other investment advisory clients of PIMCO are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Portfolios). Some securities considered for investments by the Portfolios may also be appropriate for other clients served by PIMCO. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time, including accounts in which PIMCO, its officers or employees may have a financial interest. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these clients served by PIMCO is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and other clients pursuant to PIMCO’s trade allocation policy that is designed to ensure that all accounts, including the Portfolios, are treated fairly, equitably, and in a non-preferential manner, such that allocations are not based upon fee structure or portfolio manager preference.

PIMCO may acquire on behalf of its clients (including the Trust) securities or other financial instruments providing exposure to different aspects of the capital and debt structure of an issuer, including without limitation those that relate to senior and junior/subordinate obligations of such issuer. In certain circumstances, the interests of those clients exposed to one portion of the issuer’s capital and debt structure may diverge from those clients exposed to a different portion of the issuer’s capital and debt structure. PIMCO may advise some clients or take actions for them in their best interests with respect to their exposures to an issuer’s capital and debt structure that may diverge from the interests of other clients with different exposures to the same issuer’s capital and debt structure.

PIMCO may aggregate orders for the Portfolios with simultaneous transactions entered into on behalf of other clients of PIMCO when, in PIMCO’s reasonable judgment, aggregation may result in an overall economic benefit to the Portfolios and other clients in terms of pricing, brokerage commissions or other expenses. When feasible, PIMCO allocates trades prior to execution. When pre-execution allocation is not feasible, PIMCO promptly allocates trades following established and objective procedures. Allocations generally are made at or about the time of execution and before the end of the trading day. As a result, one account may receive a price for a particular transaction that is different from the price received by another account for a similar transaction on the same day. In general, trades are allocated among portfolio managers on a pro rata basis (to the extent a portfolio manager decides to participate fully in the trade), for further allocation by each portfolio manager among that manager’s eligible accounts. In allocating trades among accounts, portfolio managers generally consider a number of factors, including, but not limited to, each account’s deviation (in terms of risk exposure and/or performance characteristics) from a relevant model portfolio, each account’s investment objectives, restrictions and guidelines, its risk exposure, its available cash, and its existing holdings of similar securities. Once trades are allocated, they may be reallocated only in unusual circumstances due to recognition of specific account restrictions.

In some cases, PIMCO may sell a security on behalf of a client, including the Portfolios, to a broker-dealer that thereafter may be purchased for the accounts of one or more of PIMCO’s other clients, including the Portfolios, from that or another broker-dealer. PIMCO has adopted procedures it believes are reasonably designed to obtain the best execution for the transactions by each account.

Brokerage and Research Services

There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by a Portfolio usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Portfolio includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Portfolio of negotiated brokerage commissions. Such commissions vary among

29	Private Account Portfolio Series

different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

PIMCO places all orders for the purchase and sale of portfolio securities, options and futures contracts for the relevant Portfolio and buys and sells such securities, options and futures for the Trust through a substantial number of brokers and dealers. In so doing, PIMCO uses its best efforts to obtain for the Trust the best execution available. In seeking the best execution, PIMCO, having in mind the Trust’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Changes in the aggregate amount of brokerage commissions paid by a Portfolio from year-to-year may be attributable to changes in the asset size of the Portfolio, the volume of portfolio transactions effected by the Portfolio, the types of instruments in which the Portfolios invest or the rates negotiated by PIMCO on behalf of the Portfolios.

PIMCO places orders for the purchase and sale of portfolio investments for the Portfolios’ accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Portfolios, PIMCO will seek the best execution of the Portfolios’ orders. In doing so, a Portfolio may pay higher commission rates than the lowest available when PIMCO believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although PIMCO may use financial firms that sell shares of funds managed by PIMCO to execute transactions for the Portfolios, PIMCO will not consider the sale of fund shares as a factor when choosing financial firms to execute those transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, PIMCO may receive research services from broker-dealers with which PIMCO places the Trust’s portfolio transactions. PIMCO may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Portfolio. These services, which in some cases may be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to PIMCO in advising various of its clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The advisory fee paid by the Trust would not be reduced in the event that PIMCO and its affiliates received such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Trust may pay a broker-dealer that provides “brokerage and research services” (as defined in the Exchange Act) to PIMCO an amount of disclosed commission or spread for effecting a securities transaction for the Trust in excess of the commission or spread that another broker-dealer would have charged for effecting the same transaction.

As noted above, PIMCO may purchase new issues of securities for the Trust in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide PIMCO with research in addition to selling the securities (at the fixed public offering price) to the Trust or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Trust, other PIMCO clients, and PIMCO without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the Financial Industry

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Regulatory Authority, Inc. has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

Portfolio Turnover

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” PIMCO manages the Portfolios without regard generally to the restrictions on portfolio turnover. Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Portfolios. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Portfolio, the higher these transaction costs borne by the Portfolio generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely effect the Portfolio’s performance.

The portfolio turnover rate of a Portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Portfolio during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Portfolios described under “Summary Information” and “Summary of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolios from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This Offering Memorandum does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolios. As with any mutual fund, investors in the Portfolios rely on the professional investment judgement and skill of PIMCO and the portfolio managers. Please see “Investment Objectives and Policies” in the Offering Memorandum Supplement for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolios.

Securities Selection

The Portfolios in this Offering Memorandum seek maximum total return. The total return sought by a Portfolio consists of both income earned on a Portfolio’s investments and capital appreciation, if any, arising from increases in the market value of a Portfolio’s holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

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In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Municipal Bonds

Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Portfolios may invest include municipal lease obligations. The Portfolios may also invest in industrial development bonds, which are municipal bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Portfolios may also invest in securities issued by entities whose underlying assets are municipal bonds.

The Portfolios may invest, without limitation, in residual interest bonds (“RIBs”), which brokers create by depositing municipal bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the RIB holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of RIBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

In a transaction in which a Portfolio purchases a RIB from a trust, and the underlying municipal bond was held by the Portfolio prior to being deposited into the trust, the Portfolio treats the transaction as a secured borrowing for financial reporting purposes. As a result, the Portfolio will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Portfolio’s net asset value per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the Portfolios where the Portfolios did not previously own the underlying municipal bond.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If

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unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity from these securities. A Portfolio may not invest in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities, except that the Asset-Backed Securities, Asset-Backed Securities II, Mortgage and Mortgage II Portfolios may invest up to 5% of their total assets in such securities.

Each Portfolio may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Portfolios may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments

Each Portfolio (except the Municipal Sector Portfolio) may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities. Corporate debt securities may include forms of preferred stock, including dividend received deduction preferred stocks or other tax-advantaged securities.

High Yield Securities

Securities rated lower than Baa by Moody’s, or equivalently rated by S&P or Fitch, are sometimes referred to as “high yield securities” or “junk bonds”. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Issuers of securities in default may fail to resume principal or interest payments, in which case a Portfolio may lose its entire investment.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. Each Portfolio may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate

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securities will not generally increase in value if interest rates decline. The Asset-Backed Securities, Asset-Backed Securities II, Mortgage and Mortgage II Portfolios may invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Asset-Backed Securities, Asset-Backed Securities II, Mortgage and Mortgage II Portfolios may invest up to 5% of their total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities. Additionally, each Portfolio may also invest, without limitation, in RIBs.

Inflation-Indexed Bonds

Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

Each Portfolio may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or implement “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, a Portfolio may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Portfolio to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities

While the Portfolios intend to invest primarily in fixed income securities, each may invest in convertible securities or equity securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio’s ability to achieve its investment objective.

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Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, a Portfolio may consider equity securities or convertible securities to gain exposure to such investments.

At times, in connection with the restructuring of a Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Portfolio may determine or be required to accept equity securities in exchange for all or a portion of a Fixed Income Instrument. Depending upon, among other things, PIMCO’s evaluation of the potential value of such securities in relation to the price that could be obtained by a Portfolio at any given time upon sale thereof, a Portfolio may determine to hold such securities in its portfolio.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Securities

Certain Portfolios may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country).

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for Portfolios that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often

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trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Certain Portfolios also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

•   Emerging Market Securities.    Certain Portfolios may invest in securities and instruments that are economically tied to emerging market countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, a Portfolio emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Certain Portfolios may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring.

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Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings of relevant Brady Bonds.

Foreign (Non-U.S.) Currencies

A Portfolio that invests directly in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments.

•   Foreign Currency Transactions.    Portfolios that invest in securities denominated in foreign currencies may engage in foreign currency transactions on a spot (cash) basis, and enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Portfolio’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Portfolio may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Portfolio to benefit from favorable fluctuations in relevant foreign currencies. A Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Portfolio will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with the procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Agreements

Each Portfolio may enter into repurchase agreements, in which the Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Portfolio’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls And Other Borrowings

Each Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to a Portfolio’s limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Portfolio will segregate or “earmark” assets determined to be liquid by PIMCO to cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Portfolio.

Each Portfolio may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Portfolio may borrow money from banks for any purpose on a secured basis in an amount up to  1/3 of the

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Portfolio’s total assets. A Portfolio may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Portfolio’s total assets.

Derivatives

Each Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments in which the Portfolios may invest include, but are not limited to, options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange traded funds). Each Portfolio may invest some or all of its assets in derivative instruments. The Portfolios may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk, or as a substitute for taking a position in the underlying asset. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Portfolio will succeed. A description of these and other derivative instruments that the Portfolios may use are described under “Investment Objectives and Policies” in the Offering Memorandum Supplement.

A Portfolio’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Some of the important risk factors relating to derivative instruments that may be used by the Portfolios include liquidity risk, interest rate risk, market risk, credit risk, management risk and leverage risk, each of which is discussed in “Summary of Principal Risks.” A further description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Offering Memorandum Supplement. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolios.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if a Portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Portfolio uses derivatives for leverage, investments in that Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Portfolio will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available

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in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager may wish to retain a Portfolio’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Portfolio will engage in derivatives transactions at any time or from time to time. A Portfolio’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. A Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. For example, a swap agreement on an exchange traded fund would not correlate perfectly with the index upon which the exchange traded fund is based because the fund’s return is net of fees and expenses. In addition, a Portfolio’s use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

Delayed Funding Loans and Revolving Credit Facilities

The Portfolios may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Portfolio may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Portfolio’s other assets will decline in the value. Therefore, these transactions may result in a form of leverage and increase a Portfolio’s overall investment exposure. Typically, no income accrues on securities a Portfolio has committed to purchase prior to the time delivery of the securities is made, although a Portfolio may earn income on securities it has segregated or “earmarked” to cover these positions.

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Investment in Other Investment Companies

Except as described below, each Portfolio may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including exchange traded funds, or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act and the rules and regulations thereunder. As a shareholder of an investment company, a Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

Each Portfolio may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, another series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the PAPS Short-Term Floating NAV Portfolio are money market instruments and short maturity Fixed Income Instruments. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay investment advisory or supervisory and administrative fees to PIMCO.

Subject to the restrictions and limitations of the 1940 Act, each Portfolio may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Portfolio.

Short Sales

Each Portfolio may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. For these purposes, a Portfolio may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose a Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. A Portfolio making a short sale (other than a “short sale against the box”) must segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner. The Portfolios may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Illiquid Securities

Each Portfolio may invest up to 15% of its net assets in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Offering Memorandum Supplement for details. When a Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral.

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Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Portfolio may pay lending fees to a party arranging the loan.

Temporary Defensive Strategies

For temporary or defensive purposes, each Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Portfolio engages in such strategies, it may not achieve its investment objective.

Changes in Investment Objectives and Policies

The investment objective of each Portfolio, except the Long Duration Corporate Bond Portfolio and Short-Term Floating NAV Portfolio II, is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Portfolios may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Portfolio investments listed in this Offering Memorandum will apply at the time of investment. A Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this Offering Memorandum describes the various ratings assigned to fixed income securities by Moody’s, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

A Portfolio may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Portfolio invests in high yield and/or unrated securities, the Portfolio’s success in achieving its investment objective may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities.

Other Investments and Techniques

The Portfolios may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Offering Memorandum. These securities and techniques may subject the Portfolios to additional risks. Please see the Offering Memorandum Supplement for additional information about the securities and investment techniques described in this Offering Memorandum and about additional securities and techniques that may be used by the Portfolios.

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Appendix A

Description of Securities Ratings

A Portfolio’s investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Portfolio’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by PIMCO.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s, BBB by S&P or Fitch and comparable securities. They are deemed predominately speculative with respect to the issuer’s ability to repay principal and interest.

The following is a description of Moody’s, S&P’s and Fitch’s rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

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Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

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VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor's Ratings Service

Corporate and Municipal Bond Ratings

Investment Grade

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard &

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Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Active Qualifiers (currently applied and/or outstanding)

Provisional ratings: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the “p”; subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

Preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

A-4	Private Account Portfolio Series

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Inactive Qualifiers (no longer applied or outstanding)

*: This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

q: A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Short Term Issue Credit Ratings

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Offering Memorandum	A-5

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings: Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Fitch, Inc.

Long-Term Credit Ratings

Investment Grade

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A-6	Private Account Portfolio Series

A: High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB: Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘RR1’ (outstanding).

CCC: For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘RR2’ (superior), or ‘RR3’ (good) or ‘RR4’ (average).

CC: For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘RR4’ (average) or ‘RR5’ (below average).

C: For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘RR6’ (poor).

RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D: Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

•	Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;
•	The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;
•	The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant

Offering Memorandum	A-7

characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Recovery Ratings

Fitch Ratings’ assigns Recovery Ratings to securities and issues. These currently are published for most individual obligations of issuers with IDRs in the ‘B’ rating category and below and to structured finance securities that become distressed or have defaulted and are rated in the ‘B’ rating category and below. New issue structured finance securities typically are not assigned a Recovery Rating.

Recoveries gain in importance at lower rating levels because the likelihood of default in the near to medium term is often quite high and differences in recovery values have a more meaningful impact on loss expectations. Among the factors that affect recovery rates for an entity’s security are the collateral, the seniority relative to other obligations in the capital structure, and the company’s expected value in distress. For structured finance securities, the combination of tranche size, relative seniority, and structural features influence recovery values.

The Recovery Scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following a liquidation or termination of the obligor or its associated collateral. As such, it is an ordinal scale and does not attempt to precisely predict a given level of recovery.

Recovery Ratings Scale

RR1: Outstanding recovery prospects given default.

RR2: Superior recovery prospects given default.

RR3: Good recovery prospects given default.

RR4: Average recovery prospects given default.

RR5: Below average recovery prospects given default.

RR6: Poor recovery prospects given default.

While recovery ratings are in relative terms, Fitch does employ recovery bands in its ratings approach.

RR1 rated securities have characteristics in line with securities historically recovering 91%-100% of current principal and related interest.

RR2 rated securities have characteristics in line with securities historically recovering 71%-90% of current principal and related interest.

RR3 rated securities have characteristics in line with securities historically recovering 51%-70% of principal and related interest.

RR4 rated securities have characteristics in line with securities historically recovering 31%-50% of current principal and related interest.

A-8	Private Account Portfolio Series

RR5 rated securities have characteristics in line with securities historically recovering 11%-30% of current principal and related interest.

RR6 rated securities have characteristics in line with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings

A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category, to categories below “CCC,” or to short-term ratings other than “F1.” (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

“NR” indicates that Fitch does not publicly rate the issuer or issue in question.

“WD” indicates that the rating has been withdrawn and is no longer maintained by Fitch.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Offering Memorandum	A-9

Private Account Portfolio Series

INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 840 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105-4800

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

TRANSFER AGENT Boston Financial Data Services-Midwest, 330 W. 9th Street, Kansas City, MO 64105
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197
LEGAL COUNSEL Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006

Other Information

The Trust’s Offering Memorandum Supplement to shareholders includes additional information about the Portfolios. The Offering Memorandum Supplement is incorporated by reference into this Offering Memorandum, which means it is part of this Offering Memorandum for legal purposes. Additional information about the Portfolios’ investments will be available in each Portfolio’s annual report and semi-annual report to shareholders. Each Portfolio’s annual report will discuss the market conditions and investment strategies that significantly affected each Portfolio’s performance during its fiscal year.

        You may obtain free copies of any of these materials, request other information about a Portfolio, or make inquiries by writing to:

PIMCO Funds

840 Newport Center Drive

Newport Beach, CA 92660

        You may review and copy information about the Trust, including the Offering Memorandum Supplement, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR Database on the Commission’s Web site at www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by e-mailing your request to publicinfo@sec.gov.

The Portfolios issue shares only in accordance with Regulation D or other applicable exemptions under the Securities Act. This Offering Memorandum is not an offer to sell, or a solicitation of any offer to buy, any security to the public within the meaning of the Securities Act.

PIMCO Funds

840 Newport Center Drive

Newport Beach, CA 92660

Investment Company Act file number: 811-05028

PIMCO Funds

Offering Memorandum Supplement:

PIMCO Funds: Private Account Portfolio Series

This Offering Memorandum Supplement (the “Supplement”) should be read in conjunction with the Offering Memorandum of the Private Account Portfolios Series of PIMCO Funds (the “Trust”), dated February 27, 2009, as amended or supplemented from time to time. Each Portfolio issues its shares only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act of 1933, as amended (the “Securities Act”). This Supplement is not an offer to sell, or a solicitation of any offer to buy, any security to the public within the meaning of the Securities Act.

Shares of the Portfolios may be purchased only by clients of Pacific Investment Management Company LLC (“PIMCO”), including separately managed private accounts and investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and other funds, who are also “accredited investors,” as defined in Regulation D under the Securities Act, and either (i) “qualified purchasers,” as defined for purposes of Section 3(c)(7) of the 1940 Act, or (ii) “qualified institutional buyers,” as defined in Rule 144A(a)(1) of the Securities Act. PIMCO, acting as agent for its private account clients, will effect all purchases/redemptions of shares of the Portfolios for those clients. Shares of the Private Account Portfolio Series also may be purchased by certain investors outside of the United States consistent with applicable regulatory requirements.

Shares of the Portfolios are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act. Shares may be redeemed in accordance with the procedures set forth in the Offering Memorandum.

This Supplement is intended for use only by the person to whom it has been issued. Reproduction of this Supplement is prohibited.

February 27, 2009

i

ii

THE TRUST

The Trust is an open-end management investment company (“mutual fund”) currently consisting of separate investment portfolios (the “Portfolios”), including: the PIMCO Asset-Backed Securities Portfolio; the PIMCO Asset-Backed Securities Portfolio II; the PIMCO Developing Local Markets Portfolio; the PIMCO Emerging Markets Portfolio; the PIMCO High Yield Portfolio; the PIMCO International Portfolio; the PIMCO Investment Grade Corporate Portfolio; the PIMCO Long Duration Corporate Bond Portfolio; the PIMCO Mortgage Portfolio; the PIMCO Mortgage Portfolio II; the PIMCO Municipal Sector Portfolio; the PIMCO Real Return Portfolio; the PIMCO Short-Term Portfolio; the PIMCO Short-Term Portfolio II, the PIMCO Short-Term Floating NAV Portfolio II; the PIMCO U.S. Government Sector Portfolio; and the PIMCO U.S. Government Sector Portfolio II. Each Portfolio is registered under the 1940 Act.

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and general investment policies of each Portfolio are described in the Offering Memorandum. Consistent with each Portfolio’s investment policies, each Portfolio may invest in “Fixed Income Instruments,” which are defined in the Offering Memorandum. Additional information concerning the characteristics of certain of the Portfolios’ investments is set forth below.

U.S. Government Securities

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Municipal Bonds

Each Portfolio, particularly the PIMCO Municipal Sector Portfolio, may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities (“Municipal Bonds”). It is a policy of the PIMCO Municipal Sector Portfolio to have at least 80% of its net assets plus borrowings for investment purposes invested in investments, the income of which is exempt from federal income tax.

The PIMCO Municipal Sector Portfolio may, from time to time, invest more than 25% of its total assets in Municipal Bonds of issuers in California and New York, and, if so, will be subject to the California and New York State state-specific risks discussed in the “Summary of Risks” section of the Offering Memorandum and in this “Municipal Bonds” section of this Offering Memorandum Supplement, but the Portfolio does not have any present intention to invest more than that amount in a particular state.

Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Specifically, California and New York Municipal Bonds generally are issued by or on behalf of the State of California and New York, respectively, and their political subdivisions and financing authorities, and local governments. The Municipal Bonds which the Portfolios may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Each Portfolio, and in particular the PIMCO Municipal Sector Portfolio, may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. A Portfolio may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or industrial development bonds.

Under the Internal Revenue Code of 1986 (the “Internal Revenue Code”), certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

The Portfolios may invest in municipal lease obligations. A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government’s unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the Portfolios will assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. The Portfolios also may purchase unrated lease obligations if determined by PIMCO to be of comparable quality to rated securities in which the Portfolio is permitted to invest.

The Portfolios may seek to enhance their yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability. A Portfolio may not invest more than 15% of its net assets in illiquid securities, including unmarketable private placements.

Some longer-term Municipal Bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request - usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Portfolio would hold the longer-term security, which could experience substantially more volatility.

The Portfolios may invest in municipal warrants, which are essentially call options on Municipal Bonds. In exchange for a premium, municipal warrants give the purchaser the right, but not the obligation, to purchase a Municipal Bond in the future. A Portfolio may purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity. A Portfolio will not invest more than 5% of its net assets in municipal warrants.

The Portfolios may invest in Municipal Bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements (“SBPAs”). Letters of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. Because a significant portion of insured Municipal Bonds that have been issued and are outstanding are insured by a small number of insurance companies, not all of which have the highest credit rating, an event involving one or more of these insurance companies, such as a credit rating downgrade, could have a significant adverse effect on the value of the Municipal Bonds insured by that insurance company and on the Municipal Bond markets as a whole. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

The Portfolios may invest in Residual Interest Bonds (“RIBs”), which brokers create by depositing a Municipal Bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days, while the RIB holder receives the balance of the income from the underlying Municipal Bond less an auction fee. Therefore, rising short-term interest rates result in lower income for the RIB, and vice versa. An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond. RIBs have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBs have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Portfolios when short-term interest rates rise, and increase the interest paid to the Portfolios when short-term interest rates fall. RIBs have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. RIBs can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBs typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. To the extent permitted by each Portfolio’s investment objectives and general investment policies, a Portfolio may invest in RIBs without limitation.

In a transaction in which a Portfolio purchases a RIB from a trust, and the underlying Municipal Bond was held by the Portfolio prior to being deposited into the trust, the Portfolio treats the transaction as a secured borrowing for financial reporting purposes. As a result, the Portfolio will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Portfolio’s net asset value per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the Portfolios where the Portfolios did not previously own the underlying Municipal Bond.

The Portfolios also may invest in participation interests. Participation interests are various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The Portfolios will invest only in such securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the Internal Revenue Service (“IRS”) has not issued a definitive ruling on the matter.

Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

The Portfolios may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Portfolios also may sell Municipal Bonds due to changes in PIMCO’s evaluation of the issuer or cash needs resulting from redemption requests for Portfolio shares. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Portfolio’s ability to sell particular Municipal Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities. Additionally, Municipal Bonds rated below investment grade (i.e., high yield Municipal Bonds) may not be as liquid as higher-rated Municipal Bonds. Reduced liquidity in the secondary market may have an adverse impact on the market price of a Municipal Bond and on a Portfolio’s ability to sell a Municipal Bond in response to changes or anticipated changes in economic conditions or to meet the Portfolio’s cash needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing a Portfolio’s portfolio. For more information on high yield securities please see “High Yield Securities (“Junk Bonds”)” below.

Prices and yields on Municipal Bonds are dependent on a variety of factors, including general money- market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Each Portfolio may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Bonds. In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Portfolio’s Municipal Bonds in the same manner. In particular, the PIMCO Municipal Sector Portfolio is subject to the risks inherent in concentrating investment in a particular state or region. The following summarizes information drawn from official statements, and other public documents available relating to issues potentially affecting securities offerings of issuers domiciled in the states of California and New York. Neither the Portfolios nor PIMCO have independently verified the information, but have no reason to believe that it is substantially different.

California. Each Portfolio investing in California Municipal Bonds, and in particular the PIMCO Municipal Sector Portfolio, may be particularly affected by political, economic or regulatory developments affecting the ability of California tax-exempt issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California governmental issuers to maintain debt service on their obligations. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers. The information set forth below constitutes only a brief summary of a number of complex factors which may impact issuers of California Municipal Bonds. The information is derived from sources that are generally available to investors, including information promulgated by the State’s Department of Finance, the State’s Treasurer’s Office, and the Legislative Analyst’s Office. The information is intended to give recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of California. Such information has not been independently verified by the Portfolios, and the Portfolios assume no responsibility for the completeness or accuracy of such information. It should be noted that the financial strength of local California issuers and the creditworthiness of obligations issued by local California issuers is not directly related to the financial strength of the State or the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Certain debt obligations held by a Portfolio may be obligations of issuers that rely in whole or in substantial part on California state government revenues for the continuance of their operations and payment of their obligations. Whether and to what extent the California Legislature will continue to appropriate a portion of the State’s General Fund to counties, cities and their various entities, which depend upon State government appropriations, is not entirely certain. To the extent local entities do not receive money from the state government to pay for their operations and services, their ability to pay debt service on obligations held by the Portfolios may be impaired.

Certain tax-exempt securities in which the Portfolios may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

With a gross state product of over $1.7 trillion in 2006, California’s economy is the largest state economy in the United States and one of the largest in the world. In addition to its size, California’s economy is diverse, with no industry sector accounting for more than one-quarter of the State’s output. While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, entertainment, real estate and financial services, and may be sensitive to economic factors affecting those industries. One example of such potential sensitivity occurred from mid-1990 to late 1993, when the State suffered a recession. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. More recently, reflective of a nationwide economic slowdown starting in 2001, the high technology sector of the State’s economy entered a cyclical downturn that it only recently emerged from.

A series of reports after the start of the 2001-02 Fiscal Year indicated that both the national and the State economies entered a recession starting in 2001. In California, the impact was particularly felt in the high technology sector centered in the Bay Area/Silicon Valley, in the construction sector and in exports. The tragic events of September 11, 2001 exacerbated the impact of the weakened economy, especially on tourism-related industries and locations. Since the latter half of 2003, however, California’s economy has improved.

However, California’s current economy has been adversely affected by the downturn in the housing industry, with reduced home building and home sales contributing to decreases in taxable sales growth and job growth. The problems associated with subprime mortgages and the related financial market volatility and credit tightening have exacerbated California’s housing sector downturn and increased the risk of further deterioration. For the first half of 2008, the California Legislative Analyst’s Office (“CLAO”) predicts that both the U.S. and California economies will experience weak performance. As a whole, however, the CLAO expects modest growth and inflation in 2008. The key factors affecting growth are expected to be the depressed housing market and high energy prices. In August 2006, State non-farm payroll employment rose above 15 million for the first time. However, during the first quarter of 2007, the pace of non-farm job growth had slowed from a 2.1% year-over-year pace in the first quarter 2006 to 1.8%, attributed to slowdowns in the construction, retail and finance sectors. The State has projected a 0.7% growth rate in 2008. 1.0% in 2009, and 1.6% in 2010, as compared to 0.85% in 2007. The State's unemployment rate increased from a relatively stable 4.8% over 2006 and into March 2007 to 5.6% in September and October 2007. According to the State, personal income grew by an estimated 5.6% in 2007 but slower growth is expected over the next three years, at 4.8% in 2008, 5.2% in 2009 and 5.4% in 2010. Total revenues for the State of California in 2007-08 are expected to be $96.4 billion.

California has experienced difficulties with the supply and price of electricity and natural gas in much of the State since mid-2000, which is likely to continue as energy prices continue to rise. California’s difficulties with energy supplies could pose serious risks to the State’s economy. The State instituted rolling electricity blackouts in 2001 and remains braced for anticipated energy shortages as well as increased energy costs. Former Governor Gray Davis directed the Department of Water Resources (“DWR”) to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the “Power Supply Program”). The Power Supply Program was also implemented under legislation enacted in 2001 (the “Power Supply Act”) and by orders of the California Public Utilities Commission (“CPUC”). The Power Supply Act provided that the State funds advanced for energy purchases would be repaid by the issuance of revenue bonds, to be financed through ratepayer revenue in future years.

Under the Power Supply Act, the DWR has the sole authority to determine and present to the CPUC its revenue requirements, although they must be just and reasonable. The CPUC is required to set electric rates at a level sufficient to meet the DWR’s revenue requirements, which include the cost of debt service and the cost of the State’s power purchaser program. Effective January 1, 2003, the DWR no longer purchases power, except power provided under the terms of its existing contracts. However, the DWR retains the legal and financial responsibility for the existing contracts until such time as there is complete assignment of the contracts and release of DWR. The severity and long-term impact of energy supply problems on the State’s economy is difficult to predict, but any future significant interruptions in energy supply or rate increases could adversely affect California’s economy. Governor Arnold Schwarzenegger has pushed to allow large-scale power users to obtain competitive rates through direct access to power producers.

In March 2004, voters approved Proposition 57, the California Economic Recovery Bond Act, authorizing the issuance of up to $15 billion in Economic Recovery Bonds (“ERBs”) to finance the State’s negative General Fund balance. Under the Act, the State will not be permitted to use more than $15 billion of net proceeds of any bonds issued to address the inherited debt. The ERBs replace the previously authorized “Fiscal Recovery Bonds.”

The repayment of the ERBs are secured by a pledge of revenues from an increase in the State’s share of the sales and use tax of 0.25% starting July 1, 2004, which are deposited in the Fiscal Recovery Fund. Local governments’ shares of the sales and use tax are expected to decrease by a commensurate amount. These new sales and use tax rates will automatically revert to previous levels as soon as the ERBs are repaid. The repayment of the ERBs may be accelerated with transfers from the State’s Budget Stabilization Fund, as specified in the Balanced Budget Amendment. In the event the dedicated revenue falls short, the State also would pledge its full faith and credit by using General Fund revenues to repay the debt service. As of March 1, 2008, California had outstanding approximately $54.7 billion in long-term general obligation bonds, of which approximately $42.7 billion were payable primarily from the State’s General Fund, and approximately $12 billion were payable from other revenue sources (including approximately $10 billion of ERBs). In addition, the State had approximately $7.6 billion General Fund supported lease purchase obligations outstanding as of March 1, 2008.

Also in March 2004, voters approved Proposition 58, which amended the California State Constitution to require balanced budgets in the future, yet this has not prevented the State from enacting budgets that rely on borrowing. Proposition 58 requires the State to contribute to a special reserve of 1% of revenues in 2006-07, 2% in 2007-08, and 3% in subsequent years. This special reserve will be used to repay the ERBs and provide a “rainy-day” fund for future economic downturns or natural disasters. The amendment allows the Governor to declare a fiscal emergency whenever he or she determines that General Fund revenues will decline below budgeted expenditures, or expenditures will increase substantially above available resources. Finally, it requires the State legislature to take action on legislation proposed by the Governor to address fiscal emergencies. In January 2008, Governor Schwarzenegger declared a fiscal emergency and the 2008-09 budget proposed, pursuant to the Governor’s authority under Proposition 58, to suspend the pre-payment of ERBs scheduled for 2008-09 and to sell the remaining $3.3 billion of authorized ERBs to rebuild 2008’s budget reserve. The California Legislature adopted the proposals in February, 2008.In November 2004, voters approved Proposition 60A, which dedicates proceeds from the sale of surplus property purchased with General Fund monies to payment of principal and interest on ERBs approved in March 2004 by Proposition 57. This will likely accelerate repayment, by a few months, of these bonds.

In response to the Governor’s proposal for a $220 billion infrastructure investment plan, which would have used $68 billion in new general obligation bonds, the Legislature approved four bond measures, totaling approximately $37.3 billion, which were all approved by the voters at the November 2006 general election. Proposition 84, authorizing approximately $5.4 billion of bonds for water quality, flood control, parks and similar facilities, was also approved by the voters.

As of April 21, 2008, California’s general obligation bonds were assigned ratings of A1, A+, and A+ by Moody’s Investor Services, Inc. (“Moody’s”), Standard & Poor’s Rating Services (“S&P”) and Fitch, Inc. (“Fitch”), respectively. Moody’s upgraded California’s rating in May 2006, citing the State’s strong economy and increased tax revenues. S&P increased its rating in May 2006 as well. S&P cited strong economic growth and a surge in revenue as the reasons behind its ratings increase. Fitch upgraded California’s rating in June 2006 citing continuing economic recovery, strong revenue performance and continued progress in reducing fiscal imbalances as the reasons behind its rating increase. The agencies continue to monitor the state’s budget deliberations closely to determine whether or not to alter the current ratings. It should be recognized that these ratings are not an absolute standard of quality, but rather general indicators. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State municipal obligations in which a Portfolio invests.

Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by such revenue bonds, are liable. Such enterprises and projects include transportation projects, various public works and exposition projects, educational facilities (including the California State University and University of California systems), housing, health facilities, and pollution control facilities.

The State is party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources.

Constitutional and statutory amendments as well as budget developments may affect the ability of California issuers to pay interest and principal on their obligations. The overall effect may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

New York. Portfolios investing in New York Municipal Bonds, and in particular the PIMCO Municipal Sector Portfolio, may be particularly affected by political, economic or regulatory developments affecting the ability of New York tax-exempt issuers to pay interest or repay principal. Investors should be aware that certain issuers of New York tax-exempt securities have at times experienced serious financial difficulties. A reoccurrence of these difficulties may impair the ability of certain New York issuers to maintain debt service on their obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in New York and is derived from sources that are generally available to investors. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of New York. Such information has not been independently verified by the Portfolios and the Portfolios assume no responsibility for the completeness or accuracy of such information. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by New York city and state agencies, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default.

The events of September 11, 2001 had a significant impact upon the New York State economy and more directly on that of New York City. Prior to September 11, the nation’s and the State’s economies had been weakening and the loss of over seventy thousand jobs in New York City as a direct result of September 11 produced material budgetary pressures including increased budget gaps for New York City and reductions to the State surpluses.

New York State has historically been one of the wealthiest states in the nation, maintaining the third largest economy in the United States behind California and Texas. For decades, however, the State’s economy grew more slowly than that of the nation as a whole, gradually eroding the State’s relative economic affluence, as urban centers lost the more affluent to the suburbs and people and businesses migrated to the South and the West. In addition, the events of September 11 and the corporate governance scandals resulted in a much sharper downturn than the rest of the nation. However, the New York State economy has emerged from recession and, in September 2006, the State’s economic expansion entered its fourth year, with employment, personal income, and wages all experiencing growth. The momentum of the State’s expansion appears to have peaked, however, and forecasts for 2008 predict slower rates of economic growth. New York State employment growth is expected to drop to 0.5 % in 2008 and 2009 from growth of 1.2% in 2007. State personal income is expected to grow 4.3% in 2008, 4.1% in 2009 and 5.1% in 2010, compared to nation-wide growth of 6.2% in 2007. Factors that may adversely affect the New York State economy include additional write-downs by the financial sector associated with subprime mortgages; deteriorating credit markets, thereby lowering business investment and prolonging recovery; and increases in the cost of energy and food prices, thereby increasing the risk of high inflation.

Relative to other states, New York State has for many years imposed a very high state and local tax burden on residents. The burden of state and local taxation in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside of, or not locate within New York. The economic and financial condition of the State also may be affected by various financial, social, economic and political factors. For example, the securities industry is more central to New York’s economy than to the national economy, therefore any significant decline in stock market performance could adversely affect the State’s income and employment levels. Furthermore, such social, economic and political factors can be very complex, may vary from year to year and can be the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State.

The fiscal stability of New York State is related to the fiscal stability of the State’s municipalities, its agencies and authorities (which generally finance, construct and operate revenue-producing public benefit facilities). This is due in part to the fact that agencies, authorities and local governments in financial trouble often seek State financial assistance. The experience has been that if New York City or any of its agencies or authorities suffers serious financial difficulty, then the ability of the State, New York City, the State’s political subdivisions, agencies and authorities to obtain financing in the public credit markets, and the market price of outstanding New York tax-exempt securities, is adversely affected.

On February 12, 2004, the Office of the State Deputy Comptroller issued a report that concluded that New York City had overcome its most serious fiscal challenge since the 1970s. New York City ended FY 2004 with a substantial budget surplus that continued into 2005 and ended FY 2005 with a surplus of $3.5 billion. However, in response to a nation-wide collapse of the housing market, increasing energy prices, a declining dollar and the tightening of credit, the Mayor’s Financial Plan currently anticipates an economic slowdown in 2008 and 2009, with significant downside risks that could exacerbate the weakening economic condition of the City. The City projects a surplus of $4.1 billion for FY 2008.

Former Governor Elliot Spitzer’s 2008-09 Budget of $124.3 billion represents an increase of $5.9 billion, or 5.0%, over the 2007-08 fiscal year. The Governor’s 2008-09 Budget continues to generate sizable out-year gaps. The New York Division of Budget currently projects General Fund budget gaps of $3.6 billion in 2009-10, $6.1 billion in 2010-11 and $7.2 billion in 2011-12, assuming enactment of all proposed Executive Budget recommendations. The 2008-09 Budget closes a current services deficit of $4.4 billion, which is projected to increase to $9.5 billion in FY 2011-12. The Governor’s budget relies on non-recurring resources totaling $1.5 billion.

The Office of the State Comptroller holds that the utilization of non-recurring resources for ongoing expenses without commensurate spending reductions will continue to cause considerable pressure on the State’s financial plan and is a contributing factor in the State’s recurring structural deficit. According to the State Comptroller, the Governor’s 2008-09 Budget increases the State’s debt service burden, which is projected to be one of the fastest growing major categories of spending in the budget. As a result of ongoing and proposed new commitments, total outstanding State-funded debt is estimated to reach $67.3 billion over the next five years, representing an increase of 24% over the current outstanding total of $54.3 billion. New York State currently has the second highest per capita debt ratio and debt as a percentage of personal income in the country.

State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economies and actions of the federal government may create budget gaps for the State. Although the Governor’s Budget for FY 2008-2009 is ostensibly balanced, it still contains several financial risks. These risks include the possibility of broad economic factors, additional spending needs, revenues that may not materialize and proposals to reduce spending or raise revenues that have been previously rejected by the Legislature. To address a potential imbalance in any given fiscal year, the

State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year. Under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the proposals or that the State’s actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. The fiscal stability of the State is related to the fiscal stability of its public authorities. Authorities have various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization.

Authorities are generally supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels, charges for electric power, electric and gas utility services, rentals charged for housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities, to be made under certain circumstances directly to the authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs.

As of April 21, 2008, Moody’s, S&P and Fitch had given New York State’s general obligation bonds ratings of Aa3, AA, AA-, respectively. In May 2007, Fitch raised its rating outlook from stable to positive for the State, citing steady economic growth and revenue performance. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State municipal obligations in which a Portfolio invests.

Over the near and long term, New York State and New York City may face potential economic problems. New York City continues to be adversely affected by the nation-wide collapse of the housing market, increasing energy prices, a declining dollar and the tightening of credit. The economy of the City is expected to slowdown in 2008 and 2009, with significant downside risks that could exacerbate its weakening economic condition. New York City accounts for a large portion of the State’s population and personal income, and New York City’s financial health affects the State in numerous ways. New York City continues to require significant financial assistance from the State and depends on State aid to both enable it to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets as well as by shifts upward or downward in the State’s real estate market.

Mortgage-Related and Asset-Backed Securities

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities.” Certain of the Portfolios also may invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”).

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Portfolios’ mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks but now the common stock is owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and the Senior Preferred Stock Purchase Agreement are both intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolios may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, PIMCO determines that the securities meet the Trust’s quality standards. Securities issued by certain private organizations may not be readily marketable. A Portfolio will not purchase mortgage-related securities or any other assets which in PIMCO’s opinion are illiquid if, as a result, more than 15% of the value of the Portfolio’s net assets will be illiquid.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Portfolios’ industry concentration restrictions, set forth under “Investment Restrictions” in the Offering Memorandum, by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Portfolios take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full. In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Portfolio may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Portfolio’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Portfolio to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Portfolio can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Portfolio, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Collateralized Debt Obligations. The Portfolios may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Offering Memorandum Supplement and the Portfolios’ Offering Memorandum (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolios may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Asset-Backed Securities. Asset-backed securities (ABS) are bonds backed by pools of loans or other receivables. ABS are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement.

Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments are used to pay investors as quickly as possible.

Consistent with a Portfolio’s investment objectives and policies, PIMCO also may invest in other types of asset-backed securities.

Real Estate Securities and Related Derivatives

Certain of the Portfolios may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities.

REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Portfolios that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.

Bank Obligations

Bank obligations in which the Portfolios may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Portfolio will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

The PIMCO Asset-Backed Securities, High Yield, Investment Grade Corporate, Mortgage, Short-Term, Short-Term Floating NAV II and U.S. Government Sector Portfolios may invest in the same types of bank obligations as the other Portfolios, but they must be U.S. dollar-denominated. Subject to the Trust’s limitation on concentration of no more than 25% of its total assets in the securities of issuers in a particular industry, there is no limitation on the amount of a Portfolio’s assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Loan Participations and Assignments

Each Portfolio (except the PIMCO Municipal Sector Portfolio) may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Portfolios may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Portfolio assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Portfolio intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Portfolio has direct recourse against the corporate borrower, the Portfolio may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Portfolio were determined to be subject to the claims of the agent bank’s general creditors, the Portfolio might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Portfolio does not receive scheduled interest or principal payments on such indebtedness, the Portfolio’s share price and yield could be adversely affected. Loans that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

The Portfolios may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Portfolio bears a substantial risk of losing the entire amount invested.

Certain Portfolios that are diversified limit the amount of their total assets that they will invest in any one issuer and all Portfolios limit the amount of their total assets that they will invest in issuers within the same industry (see “Investment Restrictions” in the Offering Memorandum). For purposes of these limits, a Portfolio generally will treat the corporate borrower as the “issuer” of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Portfolio and the corporate borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Portfolio to treat both the lending bank or other lending institution and the corporate borrower as “issuers.” Treating a financial intermediary as an issuer of indebtedness may restrict a Portfolio’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what PIMCO believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Portfolio’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Portfolio’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Portfolios currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Portfolios’ limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Portfolio.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Portfolios. For example, if a loan is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Portfolios rely on PIMCO’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolios.

Corporate Debt Securities

A Portfolio’s investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Portfolio, or, if unrated, are in PIMCO’s opinion comparable in quality to corporate debt securities in which the Portfolio may invest.

The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

Securities rated Baa and BBB are the lowest which are considered “investment grade” obligations. Moody’s describes securities rated Baa as “medium-grade” obligations; they are “neither highly protected nor poorly secured . . . [i]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.” S&P describes securities rated BBB as “regarded as having an adequate capacity to pay interest and repay principal . . . [w]hereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal . . . than in higher rated categories.” Fitch describes securities rated as BBB as those with “…currently a low expectation of credit risk…capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.” For a discussion of securities rated below investment grade, see “High Yield Securities (“Junk Bonds”)” below.

High Yield Securities (“Junk Bonds”)

Investments in securities rated below investment grade that are eligible for purchase by certain of the Portfolios are described as “speculative” by Moody’s, S&P and Fitch. Investment in lower rated corporate debt securities (“high yield securities” or “junk bonds”) generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Portfolios by investing in such securities may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. PIMCO seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolios could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. PIMCO seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. PIMCO does not rely solely on credit ratings when selecting securities for the Portfolios, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by a Portfolio, the Portfolio may retain the portfolio security if PIMCO deems it in the best interest of shareholders.

Creditor Liability and Participation on Creditors Committees

Generally, when a Portfolio holds bonds or other similar fixed income securities of an issuer, the Portfolio becomes a creditor of the issuer. A Portfolio that is a creditor of an issuer may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. A Portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Portfolio. Such participation may subject a Portfolio to expenses such as legal fees and may make a Portfolio an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Portfolio’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Portfolio on such committees also may expose the Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Portfolio will participate on such committees only when PIMCO believes that such participation is necessary or desirable to enforce the Portfolio’s rights as a creditor or to protect the value of securities held by the Portfolio. Further, PIMCO has the authority to represent the Trust, or any Portfolio(s) thereof, on creditors committees or similar committees and generally with respect to challenges related to the securities held by the Portfolios relating to the bankruptcy of an issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

Each Portfolio may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Portfolio with a certain degree of protection against rises in interest rates, a Portfolio will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The Portfolios may not invest in any combination of mortgage-related or other asset-backed interest only, principal only or inverse floating securities, except that each of the PIMCO Asset-Backed Securities, Asset-Backed Securities II, Mortgage and Mortgage II Portfolios may invest up to 5% of their total assets in such securities. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. See “Mortgage-Related and Other Asset-Backed Securities” for a discussion of interest only and principal only securities. To the extent permitted by each Portfolio’s investment objectives and general investment policies, a Portfolio may invest in RIBs without limitation.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Portfolios also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

Certain Portfolios may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose a Portfolio to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Portfolio will only invest in catastrophe bonds that meet the credit quality requirements for the Portfolio.

Convertible Securities

Each Portfolio may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Portfolio is called for redemption, the Portfolio would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Portfolio’s ability to achieve its investment objective. A Portfolio generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert unless the security is called or conversion is forced.

Equity Securities

While the securities in which the Portfolios intend to invest are expected to consist primarily of fixed income securities, the Portfolios may invest directly in equity securities. Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer.

Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stock, equity securities may include preferred stock, convertible securities and warrants, which are discussed elsewhere in the Offering Memorandum and this Offering Memorandum Supplement. Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees.

Preferred Stock

Each Portfolio may invest in preferred stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stock such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stock also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Warrants to Purchase Securities

The Portfolios may invest in or acquire warrants to purchase equity or fixed income securities. Warrants are instruments that give the holder the right, but not the obligation, to buy a security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Portfolio to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

A Portfolio will not invest more than 5% of its net assets in warrants to purchase securities. Warrants acquired in units or attached to securities will be deemed without value for purposes of this restriction.

Foreign Securities

All Portfolios (except the PIMCO Municipal Sector Portfolio) may invest in corporate debt securities of foreign issuers, preferred or preference stock of foreign issuers, certain foreign bank obligations (see “Bank Obligations”) and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The PIMCO High Yield Portfolio may invest only up to 15% of its assets in euro-denominated securities. The PIMCO Asset-Backed Securities, Investment Grade Corporate, Mortgage, Short-Term, Short-Term Floating NAV II, and U.S. Government Sector Portfolios may invest in securities of foreign issuers only if they are U.S. dollar-denominated.

PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country).

A Portfolio that invests in instruments economically tied to non-U.S. countries may invest in a range of countries and, as such, the value of the Portfolio’s assets may be affected by uncertainties such as international political developments, changes in government policies, changes in taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of countries in which investment may be made.

Certain Portfolios may invest in securities and instruments that are economically tied to emerging market countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In exercising such discretion, PIMCO identifies countries as emerging markets consistent with the strategic objectives of various Portfolios. For instance, the Emerging Markets Portfolio generally will consider a country to be an emerging market country if it is classified as an emerging or developing economy by any supranational organization such as the World Bank or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices. For all other Portfolios, a country generally will be considered an emerging market country only if: (i) at least one supranational organization has classified it as an emerging or developing economy; and (ii) no other supranational organization has classified the country as a developed country.

Investment risk may be particularly high to the extent that a Portfolio invests in instruments economically tied to emerging market countries. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed countries. Certain Portfolios may invest in emerging markets that may be in the process of opening to trans-national investment, which may increase these risks. Risks particular to emerging market countries include, but are not limited to, the following risks.

General Emerging Market Risk. The securities markets of countries in which the Portfolios may invest may be relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers in countries in which the Portfolios may invest may not be subject to a high degree of regulation and the financial institutions with which the Portfolios may trade may not possess the same degree of financial sophistication, creditworthiness or resources as those in developed markets. Furthermore, the legal infrastructure and accounting, auditing and reporting standards in certain countries in which the Portfolios may invest may not provide the same degree of investor protection or information to investors as would generally apply in major securities markets.

Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Portfolios’ investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolios could lose their entire investment in that country. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Portfolios invest a significant portion of their assets in a concentrated geographic area, the Portfolios will generally have more exposure to regional economic risks associated with those investments.

Restrictions on Foreign Investment. A number of emerging securities markets restrict foreign investment to varying degrees. Furthermore, repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some countries. While the Portfolios will only invest in markets where these restrictions are considered acceptable, new or additional repatriation or other restrictions might be imposed subsequent to the Portfolios’ investment. If such restrictions were to be imposed subsequent to the Portfolios’ investment in the securities markets of a particular country, the Portfolios’ response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Portfolios’ liquidity needs and all other acceptable positive and negative factors. Some emerging markets limit foreign investment, which may decrease returns relative to domestic investors. The Portfolios may seek exceptions to those restrictions. If those restrictions are present and cannot by avoided by the Portfolios, the Portfolios’ returns may be lower.

Settlement Risks. Settlement systems in emerging markets may be less well organized than in developed markets. Supervisory authorities may also be unable to apply standards which are comparable with those in developed markets. Thus there may be risks that settlement may be delayed and that cash or securities belonging to the Portfolios may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment shall be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the “Counterparty”) through whom the relevant transaction is effected might result in a loss being suffered by the Portfolios. The Portfolios will seek, where possible, to use Counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the Portfolios will be successful in eliminating or reducing this risk, particularly as Counterparties operating in developing countries frequently lack the substance, capitalization and/or financial resources of those in developed countries.

There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Portfolios. Furthermore, compensation schemes may be non-existent, limited or inadequate to meet the Portfolios’ claims in any of these events.

Counterparty Risk. Trading in the securities of developing markets presents additional credit and financial risks. The Portfolios may have limited access to, or there may be a limited number of, potential Counterparties that trade in the securities of emerging market issuers. Governmental regulations may restrict potential Counterparties to certain financial institutions located or operating in the particular emerging market. Potential Counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed markets. Currency hedging techniques may not be available or may be limited. The Portfolios may not be able to reduce or mitigate risks related to trading with emerging market Counterparties. The Portfolios will seek, where possible, to use Counterparties whose financial status is such that the risk of default is reduced, but the risk of losses resulting from default is still possible.

Government in the Private Sector. Government involvement in the private sector varies in degree among the emerging markets in which the Portfolios invest. Such involvement may, in some cases, include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies, to the possible detriment of the Portfolios’ investment in that country.

Litigation. The Portfolios may encounter substantial difficulties in obtaining and enforcing judgments against individuals and companies located in certain developing countries. It may be difficult or impossible to obtain or enforce legislation or remedies against governments, their agencies and sponsored entities.

Fraudulent Securities. It is possible, particularly in markets in developing countries, that purported securities in which the Portfolios invest may subsequently be found to be fraudulent and as a consequence the Portfolios could suffer losses.

Taxation. The local taxation of income and capital gains accruing to non-residents varies among developing countries and, in some cases, is comparatively high. In addition, developing countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Portfolios could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets. The Portfolios will seek to reduce these risks by careful management of their assets. However, there can be no assurance that these efforts will be successful.

Political Risks/Risks of Conflicts. Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or other political developments cannot be excluded. Apparently stable systems may experience periods of disruption or improbable reversals of policy. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments could adversely affect the Portfolios’ investments. The transformation from a centrally planned, socialist economy to a more market oriented economy has also resulted in many economic and social disruptions and distortions. Moreover, there can be no assurance that the economic, regulatory and political initiatives necessary to achieve and sustain such a transformation will continue or, if such initiatives continue and are sustained, that they will be successful or that such initiatives will continue to benefit foreign (or non-national) investors. Certain instruments, such as inflation index instruments, may depend upon measures compiled by governments (or entities under their influence) which are also the obligors.

Each Portfolio (except the PIMCO Municipal Sector Portfolio) may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Portfolios) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

A Portfolio’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Portfolio’s income distributions to constitute returns of capital for tax purposes or require the Portfolio to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

Foreign Currency Transactions

All Portfolios that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see “Derivative Instruments”), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”). Portfolios may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. These Portfolios also may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Portfolio against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation or “earmarking” of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of each Portfolio with a view to protecting the outlook, and the Portfolios might be expected to enter into such contracts under the following circumstances:

Lock In. When PIMCO desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, a Portfolio may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Portfolio’s portfolio holdings denominated in the currency sold.

Direct Hedge. If PIMCO wants to a eliminate substantially all of the risk of owning a particular currency, and/or if PIMCO thinks that a Portfolio can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Portfolio would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Portfolio would hope to benefit from an increase (if any) in value of the bond.

Proxy Hedge. PIMCO might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Portfolio, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging. When a Portfolio purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Portfolio were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Portfolio’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a Portfolio’s net asset value per share.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Portfolio may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if PIMCO’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Portfolio in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Portfolio will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

A Portfolio may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations

Tax Consequences of Hedging. Under applicable tax law, the Portfolios may be required to limit their gains from hedging in foreign currency forwards, futures, and options. Although the Portfolios are expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging also may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Portfolios and could affect whether dividends paid by the Portfolios are classified as capital gains or ordinary income.

Foreign Currency Exchange-Related Securities

Foreign currency warrants. Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWs SM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal exchange rate linked securities. Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance indexed paper. Performance indexed paper (“PIPsSM”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Borrowing

Each Portfolio may borrow money to the extent permitted under the 1940 Act and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, a Portfolio may borrow money from banks for any purpose in an amount up to 1/3 of the Portfolio’s total assets. A Portfolio also may borrow money for temporary administrative purposes in an amount not to exceed 5% of the Portfolio’s total assets.

Specifically, provisions of the 1940 Act require a Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Portfolio’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Portfolio’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

As noted below, a Portfolio also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Portfolio. To the extent a Portfolio covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation or “earmarking” of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Portfolio’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Portfolio and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Portfolios. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

A Portfolio may enter into reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Portfolio to another party, such as a bank or broker-dealer, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Portfolio typically will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Portfolio may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase. With respect to reverse repurchase agreements in which banks are counterparties, the Portfolios may treat such transactions as bank borrowings, which would be subject to the Portfolio’s limitations on borrowings. Such treatment would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to one-third of a Portfolio’s total assets.

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction a Portfolio sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Portfolio generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

A Portfolio’s obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by the Portfolio. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Portfolios’ restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a Portfolio’s overall limitations on investments in illiquid securities.

A Portfolio also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments make on the underlying security pending settlement of the Portfolio’s repurchase of the underlying security. A Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of a Portfolio’s forward commitment to repurchase the subject security.

Derivative Instruments

In pursuing their individual objectives the Portfolios may, to the extent permitted by their investment objectives and policies, purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, commodity indexes and foreign currencies, and enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts (“futures options”) for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of their overall investment strategies, except that those Portfolios that may not invest in foreign currency-denominated securities may not enter into transactions involving currency futures or options. Portfolios that may invest in foreign currency-denominated securities (except the PIMCO Municipal Sector Portfolio) also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A Portfolio also may enter into swap agreements with respect to interest rates, commodities and indexes of securities or commodities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Portfolios may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, a Portfolio also may use those instruments, provided that the Board of Trustees determines that their use is consistent with the Portfolio’s investment objective.

The value of some derivative instruments in which the Portfolios invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Portfolios, the ability of a Portfolio to successfully utilize these instruments may depend in part upon the ability of PIMCO to forecast interest rates and other economic factors correctly. If PIMCO incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Portfolios could be exposed to the risk of loss.

The Portfolios might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If PIMCO incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Portfolio to close out or to liquidate its derivatives positions. In addition, a Portfolio’s use of such instruments may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. For Portfolios that gain exposure to an asset class using derivative instruments backed by a collateral portfolio of Fixed Income Instruments, changes in the value of the Fixed Income Instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

Options on Securities and Indexes. A Portfolio may, to the extent specified herein or in the Offering Memorandum, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

A Portfolio will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in such amount are segregated or “earmarked”) upon conversion or exchange of other securities held by the Portfolio. For a call option on an index, the option is covered if the Portfolio maintains with its custodian assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index. A call option is also covered if the Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Portfolio in segregated or “earmarked” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees. A put option on a security or an index is “covered” if the Portfolio segregates or “earmarks” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Portfolio holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Portfolio in segregated or “earmarked” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees.

If an option written by a Portfolio expires unexercised, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Portfolio expires unexercised, the Portfolio realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Portfolio is an asset of the Portfolio. The premium received for an option written by a Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

The Portfolios may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Portfolios’ immediate obligations. The Portfolios may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Portfolio is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. If a Portfolio were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Portfolio were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Portfolio forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Portfolio is covered by an option on the same index purchased by the Portfolio, movements in the index may result in a loss to the Portfolio; however, such losses may be mitigated by changes in the value of the Portfolio’s securities during the period the option was outstanding.

Foreign Currency Options. Portfolios that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. These Portfolios may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Portfolio to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

Each of the Portfolios may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, commodities, and security or commodity indexes. To the extent that a Portfolio may invest in foreign currency-denominated securities, it also may invest in foreign currency futures contracts and options thereon.

An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future. Certain of the Portfolios also may invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made.

A Portfolio may purchase and write call and put futures options, as specified for that Portfolio in the Offering Memorandum. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

Pursuant to a claim for exemption filed with the Commodity Futures Trading Commission (“CFTC”) on behalf of the Portfolios, neither the Trust nor any of the individual Portfolios is deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and they are not subject to registration or regulation as such under the CEA. PIMCO is not deemed to be a “commodity pool operator” with respect to its service as investment adviser to the Portfolios.

Limitations on Use of Futures and Futures Options. A Portfolio will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Each Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark to market its open futures positions.

A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

Although some futures contracts call for making or taking delivery of the underlying securities, or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, a Portfolio realizes a capital gain, or if it is more, a Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Portfolio realizes a capital gain, or if it is less, a Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

The Portfolios may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Portfolios’ immediate obligations. A Portfolio may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”

When purchasing a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Portfolio may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

When selling a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that are equal to the market value of the futures contract. Alternatively, the Portfolio may “cover” its position by owning the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

With respect to futures contracts that are not legally required to “cash settle,” a Portfolio may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” however, a Portfolio is permitted to set aside or “earmark” liquid assets in an amount equal to the Portfolio’s daily marked-to-market (net) obligation, if any, (in other words, the Portfolio’s daily net liability, if any) rather than the market value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, a Portfolio will have the ability to utilize these contracts to a greater extent than if the Portfolio were required to segregate or “earmark” assets equal to the full market value of the futures contract.

When selling a call option on a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

When selling a put option on a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio.

To the extent that securities with maturities greater than one year are used to segregate or “earmark” assets to cover a Portfolio’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Portfolio’s portfolio securities. Thus, the use of a longer-term security may require a Portfolio to hold offsetting short-term securities to balance the Portfolio’s portfolio such that the Portfolio’s duration does not exceed the maximum permitted for the Portfolio in the Offering Memorandum.

The requirements for qualification as a regulated investment company also may limit the extent to which a Portfolio may enter into futures, futures options and forward contracts. See “Taxation.”

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that a Portfolio enters into such futures contracts the value of such futures will not vary in direct proportion to the value of such Portfolio’s holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures or a futures option position, and that Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Portfolio is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Portfolio. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Portfolio to reinvest the proceeds of a maturing contract in a new futures contract, the Portfolio might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Portfolio’s investments to greater volatility than investments in traditional securities.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon. Options on securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on forward currency exchange contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements. Each Portfolio may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent a Portfolio may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements. A Portfolio also may enter into options on swap agreements (“swap options”).

A Portfolio may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a Portfolio’s investment objectives and general investment polices, certain of the Portfolios may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Portfolio may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Portfolio may be required to pay a higher fee at each swap reset date.

A Portfolio also may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Portfolio may write (sell) and purchase put and call swap options.

Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Portfolio purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swap option, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

Most other types of swap agreements entered into by the Portfolios would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Portfolio’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of a Portfolio’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Portfolio’s investment restriction concerning senior securities.

A Portfolio also may enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Portfolio. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If the Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Portfolio’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Portfolio). In connection with credit default swaps in which a Portfolio is the buyer, the Portfolio will segregate or “earmark” cash or assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, or enter into certain offsetting positions, with a value at least equal to the Portfolio’s exposure (any accrued but unpaid net amounts owed by the Portfolio to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Portfolio is the seller, the Portfolio will segregate or “earmark” cash or assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Portfolio). Such segregation or “earmarking” will ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Portfolio’s portfolio. Such segregation or “earmarking” will not limit the Portfolio’s exposure to loss.

Whether a Portfolio’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on PIMCO’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Portfolios will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Portfolios’ repurchase agreement guidelines). Certain restrictions imposed on the Portfolios by the Internal Revenue Code may limit the Portfolios’ ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Portfolio's limitation on investments in illiquid securities. However, the Trust has adopted procedures pursuant to which PIMCO may determine swaps (including swap options) to be liquid under certain circumstances. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio’s interest. A Portfolio bears the risk that PIMCO will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Portfolio. If PIMCO attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Portfolio will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Portfolio. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Many swaps are complex and often valued subjectively.

Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility. This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

Risk of Potential Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Portfolio from using such instruments as a part of its investment strategy, and could ultimately prevent a Portfolio from being able to achieve its investment objective. In 2008, multiple committees of the U.S. Congress have held hearings investigating the rise in energy and agricultural prices and the role that the futures market and swap market participants may have played in this phenomenon. The CFTC is also investigating allegations of price manipulation in certain commodity markets. Some Members of Congress have introduced legislation that would impose limits on the maximum position that could be held by a single trader in energy-related contracts and would subject certain commodity- or energy-related swap agreements to new forms of regulation that could create barriers to commodity-related investment activity. While none of this regulatory or legislative activity has a direct, immediate effect upon the Portfolios, it is not possible to predict the course of future legislation or regulation in this area. It is possible that if these or similar measures were to become law, they could potentially limit or completely restrict the ability of a Portfolio to use these instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Portfolios engage in derivative transactions could also prevent the Portfolios from using these instruments.

Hybrid Instruments

A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Portfolio to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Portfolio. Each Portfolio will not invest more than 5% of its total assets in hybrid instruments.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Portfolios will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Portfolios’ investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Structured Notes and Indexed Securities. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent a Portfolio invests in these notes and securities, however, PIMCO analyzes these notes and securities in its overall assessment of the effective duration of the Portfolio’s holdings in an effort to monitor the Portfolio’s interest rate risk.

Exchange-Traded Notes

Exchange-traded notes (“ETNs”) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Portfolio invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. A Portfolio's decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how the Portfolios characterize and treat ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Delayed Funding Loans and Revolving Credit Facilities

Each Portfolio may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will at all times segregate or “earmark” assets, determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

The Portfolios may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Portfolios currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Portfolios’ limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness, see “Loan Participations and Assignments.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Portfolio.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each of the Portfolios may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Portfolio will segregate or “earmark” until the settlement date assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Portfolio has committed to purchase prior to the time delivery of the securities is made, although a Portfolio may earn income on securities it has segregated or “earmarked.”

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Portfolio is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Portfolio’s other investments. If the Portfolio remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When a Portfolio has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Portfolio could miss a favorable price or yield opportunity or could suffer a loss. A Portfolio may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Portfolios may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Short Sales

Each of the Portfolios may make short sales of securities as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation that the market price of that security will decline.

When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a Portfolio engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that PIMCO determines to be liquid in accordance with procedures established by the Board of Trustees and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Portfolio replaces the borrowed security. A short sale is “against the box” to the extent that the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Portfolios will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Portfolio engages in short selling in foreign (non-U.S.) jurisdictions, the Portfolio will do so to the extent permitted by the laws and regulations of such jurisdiction.

Illiquid Securities

The Portfolios may invest up to 15% of their net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of Trustees).

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Loans of Portfolio Securities

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions, provided: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposits, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Portfolio may at any time call the loan and obtain the return of the securities loaned; (iii) the Portfolio will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Portfolio. Each Portfolio’s performance will continue to reflect the receipt of either interest through investment of cash collateral by the Portfolio in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. The Portfolios may pay lending fees to the party arranging the loan.

Government Intervention in Financial Markets

Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolios invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolios themselves are regulated. Such legislation or regulation could limit or preclude a Portfolio's ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios' portfolio holdings. Furthermore, volatile financial markets can expose the Portfolios to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolios. The Portfolios have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. PIMCO will monitor developments and seek to manage the Portfolios in a manner consistent with achieving each Portfolio's investment objective, but there can be no assurance that it will be successful in doing so.

INVESTMENT RESTRICTIONS

In addition to the investment restrictions set forth in the Offering Memorandum, the Portfolios have adopted a non-fundamental policy pursuant to which each Portfolio that may invest in securities denominated in foreign currencies, except the PIMCO Developing Local Markets Portfolio, Emerging Markets Portfolio, High-Yield Portfolio, International Portfolio, Real Return Portfolio and Short-Term Portfolio II, will normally hedge its exposure to foreign currency using the techniques described in the Offering Memorandum. The PIMCO High-Yield Portfolio, Real Return Portfolio and Short-Term Portfolio II will normally limit their foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of their total assets using the techniques described in the Offering Memorandum. The PIMCO International Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 25% of its total assets using the techniques described in the Offering Memorandum. The PIMCO Emerging Markets Portfolio and the Developing Local Markets Portfolio may, but are not required to, hedge against exposure to foreign currency. There can be no assurance that currency hedging techniques will be successful.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Portfolio, such excess shall be subject to the 300% asset coverage requirement.

To the extent a Portfolio covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregating or “earmarking” of assets determined to be liquid in accordance with procedures adopted by the Board of Trustees, equal in value to the amount of the Portfolio’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Portfolio and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Portfolio.

The staff of the SEC has taken the position that purchased over-the-counter (“OTC”) options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Portfolios have adopted an investment policy pursuant to which a Portfolio will not purchase or sell OTC options if, as a result of such transactions, the sum of: (1) the market value of OTC options currently outstanding which are held by the Portfolio, (2) the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Portfolio and (3) margin deposits on the Portfolio’s existing OTC options on futures contracts, exceeds 15% of the net assets of the Portfolio, taken at market value, together with all other assets of the Portfolio which are illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Portfolio to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Portfolio has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Portfolio will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.” This policy is not a fundamental policy of the Portfolios and may be amended by the Board of Trustees without the approval of shareholders. However, the Portfolios will not change or modify this policy prior to the change or modification by the SEC staff of its position.

For purposes of applying the Portfolios’ investment policies and restrictions (as stated in the Offering Memorandum and this Offering Memorandum Supplement) swap agreements are generally valued by the Portfolios at market value. In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), however, the Portfolio will value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

The Portfolios interpret their policies with respect to borrowing and lending to permit such activities as may be lawful for the Portfolios, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC. Pursuant to an exemptive order issued by the SEC on November 19, 2001, the Portfolios may enter into transactions among themselves with respect to the investment of daily cash balances of the Portfolios in shares of the money market and/or short-term bond funds (each a series of the Trust), as well as the use of daily excess cash balances of the money market and/or short-term bond funds in inter-fund lending transactions with the other Portfolios for temporary cash management purposes. The interest paid by a Portfolio in such an arrangement will be less than that otherwise payable for an overnight loan, and will be in excess of the overnight rate the money market and/or short-term bond funds could otherwise earn as lender in such a transaction.

Unless otherwise indicated, all limitations applicable to Portfolio investments (as stated above and elsewhere in this Offering Memorandum Supplement) apply only at the time of purchase. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of a Portfolio’s investment portfolio, resulting from market fluctuations or other changes in a Portfolio’s total assets will not require a Portfolio to dispose of an investment until PIMCO determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. In the event that ratings services assign different ratings to the same security, PIMCO will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust’s Declaration of Trust, its By-Laws and Massachusetts law, the Board of Trustees has all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust’s officers.

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660

Name, Age and Position Held with Trust*	Term of Office and Length of Time Served /+/	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee
Interested Trustees[1]
Brent R. Harris (49) Chairman of the Board and Trustee	02/1992 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	107	Chairman and Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Director, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

Richard M. Weil (46) Trustee	02/2009 to present	Managing Director and member of Executive Committee, PIMCO	106	Trustee, PIMCO Variable Insurance Trust.

Name, Age and Position Held with Trust*	Term of Office and Length of Time Served /+/	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee
Independent Trustees

E. Philip Cannon (68) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	107	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust.

Vern O. Curtis (74) Trustee	04/1987 to 02/1993 and 02/1995 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	107	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust.

J. Michael Hagan (69) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	107	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (70) Trustee	07/1993 to 02/1995 and 08/1995 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	107	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust.

*	The information for the individuals listed is as of February 25, 2009.
/+/	Trustees serve until their successors are duly elected and qualified.
[1]	Mr. Harris and Mr. Weil are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

Executive Officers

Name, Age and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ernest L. Schmider (51) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (44) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (38) Chief Compliance Officer	07/2004 to present	Senior Vice President, Chief Compliance Officer, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (64) Senior Vice President	04/1987 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (50) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Jeffrey M. Sargent (46) Senior Vice President	02/1993 to present (since 02/1999 as Senior Vice President)	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

J. Stephen King, Jr. (46) Vice President-Senior Counsel, Secretary	05/2005 to present (since 10/2007 as Secretary)	Senior Vice President and Attorney, PIMCO. Formerly Vice President, PIMCO and Associate, Dechert LLP.

Peter G. Strelow (38) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Henrik P. Larsen (39) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John P. Hardaway (51) Treasurer	08/1990 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Joshua D. Ratner (32) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Skadden, Arps, Slate, Meagher & Flom LLP and Associate, Ropes & Gray LLP.

Stacie D. Anctil (39) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (41) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (34) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

*	The information for the individuals listed is as of February 25, 2009.

Listed below for each Trustee is a dollar range of securities beneficially owned in the Portfolios together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2008:

Name of Trustee	Dollar Range of Equity Securities in the Portfolios	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
Interested Trustees
Brent R. Harris	None	Over $100,000
Richard M. Weil	None	Over $100,000
Independent Trustees
E. Philip Cannon	None	Over $100,000
Vern O. Curtis	None	Over $100,000
J. Michael Hagan	None	Over $100,000
William J. Popejoy	None	Over $100,000

To the best of the Trust’s knowledge, as of February 25, 2009, the Trustees and Officers of the Trust, as a group, owned less than 1% of the shares of each Portfolio.

No independent Trustee (or his immediate family members) had any direct or indirect interest, the value of which exceeds $120,000, in the investment adviser, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the investment adviser or the principal underwriter of the Trust (not including registered investment companies). Set forth in the table below is information regarding each independent Trustee’s (and his immediate family members’) share ownership in securities of the investment adviser of the Trust, the principal underwriter of the Trust, and any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Trust (not including registered investment companies), as of December 31, 2008:

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
E. Philip Cannon	None	None	None	None	None
Vern O. Curtis	None	None	None	None	None
J. Michael Hagan	None	None	None	None	None
William J. Popejoy	None	None	None	None	None

No independent Trustee or immediate family member has during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $120,000; (ii) any securities interest in the principal underwriter of the Trust or the investment adviser or their affiliates (other than the Trust); or (iii) any direct or indirect relationship of any nature, in which the amount involved exceeds $120,000, with:

•	the Portfolios;

•	an officer of the Portfolios;

•	an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Portfolios or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the investment adviser or principal underwriter of the Portfolios;

•	an officer or an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Portfolios or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the investment adviser or principal underwriter of the Portfolios;

•	the investment adviser or principal underwriter of the Portfolios;

•	an officer of the investment adviser or principal underwriter of the Portfolios;

•	a person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Portfolios; or

•	an officer of a person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Portfolios.

Standing Committees

The Trust has a standing Audit Committee that consists of all of the independent Trustees (Messrs. Cannon, Curtis, Hagan and Popejoy). The Audit Committee reviews both the audit and non-audit work of the Trust’s independent registered public accounting firm, submits a recommendation to the Board of Trustees as to the selection of an independent registered public accounting firm, and reviews generally the maintenance of the Trust’s records and the safekeeping arrangement of the Trust’s custodian. During the fiscal year ended March 31, 2008, the Audit Committee met 4 times.

The Board of Trustees has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other investments and, as required by the Trust’s valuation policies, when the Board of Trustees is not in session it shall determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board of Trustees. The Valuation Committee currently consists of Messrs. Harris, Schmider, Hardaway and Brown and Ms. Anctil. However, the members of this committee may be changed by the Board of Trustees from time to time. During the fiscal year ended March 31, 2008, there were 12 meetings of the Valuation Committee.

The Trust also has a Governance Committee, composed of independent Trustees (Messrs. Cannon, Curtis, Hagan and Popejoy), that is responsible for the selection and nomination of candidates to serve as Trustees of the Trust. The Governance Committee has a policy in place for considering nominees recommended by shareholders.

The Governance Committee will consider potential trustee nominees recommended by shareholders provided that the proposed nominees: (i) satisfy any minimum qualifications of the Trust for its Trustees and (ii) are not “interested persons” of the Trust or the investment adviser within the meaning of the 1940 Act.

In addition, potential trustee nominees recommended by shareholders must fulfill the following requirements:

(a) The nominee may not be the nominating shareholder, a member of the nominating shareholder group, or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group;

(b) Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group;

(c) Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group;

(d) The nominee may not be an executive officer or director (or person performing similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group; and

(e) The nominee may not control (as “control” is defined in the 1940 Act) the nominating shareholder or any member of the nominating shareholder group (or in the case of a shareholder or member that is a fund, an interested person of such shareholder or member as defined by Section 2(a)(19) of the 1940 Act).

The nominating shareholder or shareholder group must meet the following requirements:

(a) Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a series of the Trust’s securities that are eligible to vote at the time of submission of the nominee and at the time of the annual meeting where the nominee may be elected. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held “short”; and

(b) The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares. In addition, the certification shall provide that the shares have been held continuously for at least two years.

A nominating shareholder or shareholder group may not submit more proposed nominees than the number of Board positions open each year. All shareholder recommended nominee submissions must be received by the Trust by the deadline for submission of any shareholder proposals which would be included in the Trust’s proxy statement, if any.

Shareholders recommending potential trustee nominees must substantiate compliance with these requirements at the time of submitting their proposed trustee nominee to the attention of the Trust’s Secretary. Notice to the Trust’s Secretary should be provided in accordance with the deadline specified above and include, (i) the shareholder’s contact information; (ii) the trustee nominee’s contact information and the number of shares owned by the proposed nominee; (iii) all information regarding the proposed nominee that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the Securities Exchange Act of 1934, as amended (“1934 Act”); and (iv) a notarized letter executed by the proposed nominee, stating his or her intention to serve as a nominee and be named in the Trust’s proxy statement, if nominated by the Board of Trustees, to be named as a trustee if so elected.

During the fiscal year ended March 31, 2008, there were 2 meetings of the Governance Committee.

Compensation Table

The following table sets forth information regarding compensation received by the Trustees for the fiscal year ended March 31, 2008.

Name and Position	Aggregate Compensation from Trust[1,2]	Total Compensation from Trust and Fund Complex Paid to Trustees[3]
Marilyn A. Alexander, Trustee[4]	$70,500	$159,750
E. Philip Cannon, Trustee	$145,500	$183,127
Vern O. Curtis, Trustee	$153,875	$197,377
J. Michael Hagan, Trustee	$148,150	$183,127
William J. Popejoy, Trustee	$147,000	$188,250

1	During the Trust’s fiscal year ended March 31, 2008, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $100,000, plus $9,500 for each Board of Trustees meeting attended in person, $750 ($1,000 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $15,000 and each other committee chair received an additional annual retainer of $1,500.
2	The amounts shown in this column represent the aggregate compensation before deferral with respect to the Trust’s fiscal year ended March 31, 2008. Mr. Cannon deferred compensation of $36,000 from the Trust during the fiscal year ended March 31, 2008. The cumulative deferred compensation (including interest) accrued with respect to Mr. Cannon, from the Trust, as of the Trust’s fiscal year ended March 31, 2008 is $832,067.
3	During the period ended March 31, 2008, each Trustee also served as a Director of PCM Fund, Inc., a registered closed-end management investment company, and as a Trustee of PIMCO Variable Insurance Trust, a registered open-end management investment company. For their services to PCM Fund, Inc., each Director, who is unaffiliated with PIMCO or its affiliates, received an annual retainer of $6,000, plus $1,000 for each Board of Directors meeting attended in person, $250 for each committee meeting attended and $500 for each Board of Directors meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $1,000 and each other committee chair received an additional annual retainer of $500. As of April 23, 2008, each Trustee ceased serving as a Director of PCM Fund, Inc. in connection with the transition of PIMCO from investment adviser to investment sub-adviser of PCM Fund, Inc. For their services to PIMCO Variable Insurance Trust, each Trustee, who is unaffiliated with PIMCO or its affiliates, received an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $2,000 and each other committee chair received an additional annual retainer of $500.
4	Ms. Alexander resigned from the Board of Trustees on August 23, 2007.

Investment Adviser

PIMCO, a Delaware limited liability company, serves as investment adviser to the Portfolios pursuant to an investment advisory contract (“Advisory Contract”) between PIMCO and the Trust. PIMCO is a majority owned subsidiary of Allianz

Global Investors of America L.P. (“Allianz Global Investors”) with a minority interest held by PIMCO Partners, LLC, a California limited liability company. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. Through various holding company structures, Allianz Global Investors is majority owned by Allianz SE.

PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. PIMCO had approximately $747 billion of assets under management as of December 31, 2008.

Allianz SE is a European based, multinational insurance and financial services holding company and a publicly traded German company. As of December 31, 2008, the Allianz Group (including PIMCO) had third-party assets under management of over €703 billion.

The general partner of Allianz Global Investors has substantially delegated its management and control of Allianz Global Investors to a Management Board. The Management Board of Allianz Global Investors is comprised of John C. Maney.

Allianz SE in turn indirectly owns 100% of Dresdner Bank AG. Certain broker-dealers that might be controlled by or affiliated with these entities or Dresdner Bank AG, such as Dresdner Kleinwort Securities LLC, and Kleinwort Benson, may be considered to be affiliated persons of PIMCO. (Broker-dealer affiliates of such significant institutional shareholders are sometimes referred to herein as “Affiliated Brokers”). Absent an SEC exemption or other regulatory relief, the Portfolios generally are precluded from effecting principal transactions with the Affiliated Brokers, and the Portfolios’ ability to purchase securities being underwritten by an Affiliated Broker or a syndicate including an Affiliated Broker is subject to restrictions. Similarly, the Portfolios’ ability to utilize the Affiliated Brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act. PIMCO does not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability to provide services to the Portfolios, the Portfolios’ ability to take advantage of market opportunities, or the Portfolios’ overall performance.

Advisory Agreement

The Portfolios pay for the advisory and supervisory and administrative services they require under what is essentially an all-in fee structure.

PIMCO is responsible for making investment decisions and placing orders for the purchase and sale of the Trust’s investments directly with the issuers or with brokers or dealers selected by it in its discretion. See “Portfolio Transactions and Brokerage” in the Offering Memorandum. PIMCO also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of each Portfolio.

Under the terms of the Advisory Contract, PIMCO is obligated to manage the Portfolios in accordance with applicable laws and regulations. The investment advisory services of PIMCO to the Trust are not exclusive under the terms of the Advisory Contract. PIMCO is free to, and does, render investment advisory services to others. For the services it provides to the Portfolios, PIMCO receives a monthly advisory fee from each Portfolio equal to 0.02%, at an annual rate, of the average daily net assets of the Portfolio.

Following the expiration of the two year period commencing with the effectiveness of the Advisory Contract, it will continue in effect on a yearly basis provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees and (ii) by a majority of the independent Trustees. The Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by PIMCO, on 60 days’ written notice by either party to the contract and will terminate automatically if assigned.

For the fiscal years ended March 31, 2008, 2007 and 2006, the aggregate amount of the advisory fees paid by each operational Portfolio were as follows:

Portfolio	Year Ended 03/31/08	Year Ended 03/31/07	Year Ended 03/31/06
Asset-Backed Securities Portfolio	$169,245	$87,690	$46,269
Developing Local Markets Portfolio	186,632	47,884	31,929
Emerging Markets Portfolio	416,108	176,997	302,431
High Yield Portfolio	248,847	64,521	59,766
International Portfolio	908,881	526,938	414,422
Investment Grade Corporate Portfolio	387,874	221,388	207,021
Mortgage Portfolio	2,348,506	2,460,324	2,178,155
Municipal Sector Portfolio	59,993	64,252	72,117
Real Return Portfolio	175,290	202,841	198,958
Short-Term Portfolio	860,984	434,104	412,777
Short-Term Portfolio II	67,401	103,078	158,963
U.S. Government Sector Portfolio	1,081,843	1,480,884	1,535,393

Proxy Voting Policies and Procedures

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolios. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of the Portfolios, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Portfolios and their shareholders. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and the Portfolios. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of the Portfolios. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the Portfolios’ best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the Board of Trustees; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting to the Board of Trustees that the Portfolio engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Information about how a Portfolio voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling the Trust at 1-866-746-2606 and on the SEC’s website at http://www.sec.gov.

Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolios are available by calling the Trust at 1-866-746-2606 and on the http://www.pimco-funds.com website.

Disclosure of Portfolio Holdings

Policies and Procedures Generally. The Trust has adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the securities holdings of the Portfolios (the “Disclosure Policy”). The Disclosure Policy is designed to protect the confidentiality of the Portfolios’ non-public portfolio holdings information, to prevent the selective disclosure of such information, and to ensure compliance by PIMCO and the Portfolios with the federal securities laws, including the 1940 Act and the rules promulgated thereunder and general principles of fiduciary duty.

Monitoring and Oversight. The Trust’s Chief Compliance Officer (“CCO”) is responsible for ensuring that PIMCO has adopted and implemented policies and procedures reasonably designed to ensure compliance with the Disclosure Policy and, to the extent the CCO considers necessary, the CCO shall monitor PIMCO’s compliance with its policies and procedures.

Any exceptions to the Disclosure Policy may be made only if approved by the Trust’s CCO upon determining that the exception is in the best interests of the Portfolio and its shareholders. The CCO must report any exceptions made to the Disclosure Policy to the Trust’s Board of Trustees at its next regularly scheduled meeting.

Monthly Disclosure. PIMCO will make available the complete schedule of the portfolio holdings of each of the Portfolios to shareholders of the Portfolios and separate account clients of PIMCO (or their representatives) free of charge by calling PIMCO at 1-866-746-2606, as reported on a month-end basis. The information will be made available no earlier than the first business day falling five days after the month’s end.

The Portfolios file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Defaulted/Distressed Securities. PIMCO may, in its discretion, disclose to current and prospective shareholders of the Portfolios and separate account clients of PIMCO (or their representatives) portfolio holdings information at any time with respect to securities held by the Portfolios that are in default or experiencing a negative credit event. Any such disclosure will be disseminated to current shareholders by such means as PIMCO deems appropriate.

Confidential Dissemination of Portfolio Holdings Information. No disclosure of non-public portfolio holdings information may be made to any unaffiliated third party except as set forth in this section. This prohibition does not apply to information sharing with the Portfolios’ service providers, including advisers to the Portfolios, the Portfolios’ accountant, counsel, transfer agent, custodian, lenders or financial printers, who require access to such information in order to fulfill their contractual duties to the Portfolios.

In order to facilitate the review of the Portfolios by pricing services, proxy voting services, ratings agencies or other entities, each Portfolio or PIMCO may, to the extent permitted under applicable law, distribute non-public information regarding a Portfolio, including portfolio holdings information, more frequently to such entities that have a legitimate business purpose in receiving such information. The distribution of non-public information must be authorized by an officer of the Trust or PIMCO and PIMCO’s legal department. Any recipient of non-public information will be subject to a confidentiality agreement that contains, at a minimum, provisions specifying that: (1) the Portfolios’ non-public information provided is the confidential property of the Portfolios and may not be used for any purpose except in connection with the provision of services to the Portfolios and, in particular, that such information may not be traded upon; (2) the recipient of the non-public information agrees to limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential; and (3) upon written request from the Portfolios or PIMCO, the recipient of the non-public information shall promptly return or destroy the information, except as otherwise required by applicable law or such recipient’s record retention policies and procedures. Neither the Portfolios nor PIMCO receives compensation or consideration in connection with the distribution of non-public portfolio information.

Non-Specific Information. Under the Disclosure Policy, the Portfolios or PIMCO may distribute non-specific information about the Portfolios and/or summary information about the Portfolios at any time. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality or character of a Portfolio’s holdings.

Portfolio Administrator

PIMCO also serves as Administrator to the Portfolios pursuant to a supervision and administration agreement (the “Supervision and Administration Agreement”) with the Trust. The Supervision and Administration Agreement replaces the Third Amended and Restated Administration Agreement and the administrative fees payable thereunder. Pursuant to the Supervision and Administration Agreement, PIMCO provides the Portfolios with certain supervisory, administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other Portfolio service providers, and receives a supervisory and administrative fee in return. PIMCO may in turn use the facilities or assistance of its affiliates to provide certain services under the Supervision and Administration Agreement, on terms agreed between PIMCO and such affiliates. The supervisory and administrative services provided by PIMCO include but are not limited to: (1) shareholder servicing functions, including preparation of shareholder reports and communications, (2) regulatory compliance, such as reports and filings with the SEC and state securities commissions, and (3) general supervision of the operations of the Portfolios, including coordination of the services performed by the Portfolios’ transfer agent, custodian, legal counsel, independent registered public accounting firm, and others. PIMCO (or an affiliate of PIMCO) also furnishes the Portfolios with office space facilities required for conducting the business of the Portfolios, and pays the compensation of those officers, employees and Trustees of the Trust affiliated with PIMCO. In addition, PIMCO, at its own expense, arranges for the provision of legal, audit, custody, transfer agency and other services for the Portfolios, and is responsible for the costs of registration of the Trust’s shares and the printing of Offering Memorandum and shareholder reports for current shareholders. For the services it provides to the PIMCO Asset-Backed Securities, Asset-Backed Securities II, High Yield, Investment Grade Corporate, Long Duration Corporate Bond, Mortgage, Mortgage II, Municipal Sector, Real Return, Short-Term, Short-Term II, Short-Term Floating NAV

II, U.S. Government Sector, and U.S. Government Sector II Portfolios, PIMCO receives a monthly supervisory and administrative fee from each Portfolio equal to 0.03%, at an annual rate, of the average daily net assets of the Portfolio. For the services it provides to the PIMCO Developing Local Markets, Emerging Markets and International Portfolios, PIMCO receives a monthly supervisory and administrative fee from each Portfolio equal to 0.10%, at an annual rate of the average daily net assets of the Portfolio.

For the fiscal years ended March 31, 2008, 2007 and 2006, the aggregate amount of the administrative fees paid by each operational Portfolio were as follows:

Portfolio	Year Ended 03/31/08	Year Ended 03/31/07	Year Ended 03/31/06
Asset-Backed Securities Portfolio	$253,869	$131,535	$69,403
Developing Local Markets Portfolio	933,162	239,422	159,643
Emerging Markets Portfolio	2,080,541	884,983	1,512,156
High Yield Portfolio	373,270	96,782	89,649
International Portfolio	4,544,405	2,634,688	2,072,111
Investment Grade Corporate Portfolio	581,811	332,082	310,531
Mortgage Portfolio	3,522,759	3,690,486	3,267,233
Municipal Sector Portfolio	89,989	96,377	108,175
Real Return Portfolio	262,934	304,262	298,437
Short-Term Portfolio	1,291,476	651,156	619,165
Short-Term Portfolio II	101,102	154,617	238,444
U.S. Government Sector Portfolio	1,622,764	2,221,326	2,303,090

Except for the expenses paid by PIMCO, the Trust bears all costs of its operations. The Portfolios are responsible for: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares.

The Supervision and Administration Agreement may be terminated by the Trustees, or by a vote of a majority of the outstanding voting securities of the Trust or Portfolio, as applicable, at any time on 60 days’ written notice. Following the expiration of the one-year period commencing with the effectiveness of the Supervision and Administration Agreement, it may be terminated by PIMCO, also on 60 days’ written notice.

The Supervision and Administration Agreement is subject to annual approval by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust (as that term is defined in the 1940 Act). The current Supervision and Administration Agreement, dated August 11, 2008, as supplemented from time to time, was approved by the Board of Trustees, including all of the independent Trustees at a meeting held on August 11, 2008. In approving the Supervision and Administration Agreement, the Trustees determined that: (1) the Supervision and Administration Agreement is in the best interests of the Portfolios and their shareholders; (2) the services to be performed under the Supervision and Administration Agreement are services required for the operation of the Portfolios; (3) PIMCO is able to provide, or to procure, services for the Portfolios which are at least equal in nature and quality to services that could be provided by others; and (4) the fees to be charged pursuant to the Supervision and Administration Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

PORTFOLIO MANAGERS

Other Accounts Managed

Certain of the portfolio managers who are primarily responsible for the day-to-day management of the Portfolios also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of March 31, 2008 (except as noted below): (i) the Portfolio(s) managed by the specified portfolio manager; (ii) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager; and (iii) the total assets of such companies, vehicles and accounts, and the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance. Information pertaining to Mr. Cummings is as of January 31, 2009.

	Total Number of Accounts	Total Assets of All Accounts (in $millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $millions)
Cummings[1]
Registered Investment Companies	20	$5,304	0	N/A
Other Pooled Investment Vehicles	4	$685	0	N/A
Other Accounts	50	$2,965	0	N/A

Gomez[2]
Registered Investment Companies	4	$10,922	0	N/A
Other Pooled Investment Vehicles	20	$7,016	0	N/A
Other Accounts	18	$4,408	1	$181

Ivascyn[3]
Registered Investment Companies	7	$5,871	0	N/A
Other Pooled Investment Vehicles	8	$1,933	3	$541
Other Accounts	9	$30,606	0	N/A

Kiesel[4]
Registered Investment Companies	5	$8,241	0	N/A
Other Pooled Investment Vehicles	11	$3,078	1	$530
Other Accounts	23	$4,532	1	$116

Mather[5]
Registered Investment Companies	8	$11,445	0	N/A
Other Pooled Investment Vehicles	2	$5,934	0	N/A
Other Accounts	8	$2,882	1	$239

McCulley[6]
Registered Investment Companies	9	$7,698	0	N/A
Other Pooled Investment Vehicles	11	$1,377	0	N/A
Other Accounts	34	$8,061	2	$74

Rodosky[7]
Registered Investment Companies	7	$7,083	0	N/A
Other Pooled Investment Vehicles	3	$1,016	1	$588
Other Accounts	62	$22,535	6	$2,667

Simon[8]
Registered Investment Companies	5	$18,074	0	N/A
Other Pooled Investment Vehicles	8	$2,301	1	$372
Other Accounts	34	$13,856	11	$5,244

Wilner[9]
Registered Investment Companies	1	$1,321	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	0	N/A	0	N/A

Worah[10]
Registered Investment Companies	19	$45,737	0	N/A
Other Pooled Investment Vehicles	22	$4,370	0	N/A
Other Accounts	45	$14,202	11	$1,937

[1]	As of December 11, 2008, Mr. Cummings manages the Municipal Sector Portfolio, which has $393 million in total assets under management as of March 31, 2008.

[2]

Mr. Gomez manages the Developing Local Markets Portfolio, which has $689 million in total assets under management. As of May 12, 2008, he also manages the Emerging Markets Portfolio, which has $1.74 billion in total assets under management as of March 31, 2008.

[3]

Mr. Ivascyn manages the Asset-Backed Securities Portfolio, which has $1.11 billion in total assets under management and the Short-Term Portfolio, which has $3.47 billion in total assets under management. He also manages the Asset-Backed Securities Portfolio II, which is not yet operational.

[4]

Mr. Kiesel manages the Investment Grade Corporate Portfolio, which has $3.76 billion in total assets under management. He also manages the Long Duration Corporate Bond Portfolio, which is not yet operational as of October 1, 2008.

[5]	Mr. Mather manages the International Portfolio, which has $3.32 billion in total assets under management.
[6]

Mr. McCulley manages the Short Term Portfolio II, which has $70 million in total assets under management. He also manages the Short Term Floating NAV Portfolio II, which is not yet operational as of the date of this Offering Memorandum Supplement.

[7]

Mr. Rodosky manages the U.S. Government Sector Portfolio, which has $4.2 billion in total assets under management. He also manages the U.S. Government Sector Portfolio II, which is not yet operational.

[8]	Mr. Simon manages the Mortgage Portfolio, which has $14.02 billion in total assets under management. He also manages the Mortgage Portfolio II, which is not yet operational.
[9]	Mr. Wilner manages the High Yield Portfolio, which has $1.32 billion in total assets under management.
[10]	Mr. Worah manages the Real Return Portfolio, which has $705 million in total assets under management.

Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Portfolio, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Portfolios, track the same index a Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolios. The other accounts might also have different investment objectives or strategies than the Portfolios.

Knowledge and Timing of Portfolio Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Portfolio. Because of their positions with the Portfolios, the portfolio managers know the size, timing and possible market impact of a Portfolio’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolios and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Portfolios on a fair and equitable basis over time.

Portfolio Manager Compensation

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Portfolios) and relative to applicable industry peer groups. The benchmarks for each Portfolio are listed below;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Portfolio or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

The following table provides a list of the benchmarks for each operational Portfolio:

Portfolio	Benchmark Index
Asset-Backed Securities	Citigroup 3 Month Treasury Bill Index Lehman Brothers Asset-Back Securities Index

Developing Local Markets	Citigroup 3 Month Treasury Bill Index Custom JPM ELMI+ Benchmark

Emerging Markets	Citigroup 3 Month Treasury Bill Index Custom JPM ELMI+ Benchmark Lehman Brothers U.S. Aggregate Index

High Yield	Citigroup 3 Month Treasury Bill Index Merrill Lynch U.S. High Yield, BB-B Rated Index

International	Citigroup 3 Month Treasury Bill Index JPMorgan GBI Global ex-US Index Hedged in USD Lehman Brothers U.S. Aggregate Index

Investment Grade Corporate	Citigroup 3 Month Treasury Bill Index Lehman Brothers Credit Investment Grade Index (Ex-Aa3 and Higher)

Long Duration Corporate Bond	Lehman Brothers U.S. Long Credit Index

Mortgage	Citigroup 3 Month Treasury Bill Index Lehman Brothers Mortgage Index

Municipal Sector	Citigroup 3 Month Treasury Bill Index Lehman Brothers Long Municipal Bond Index

Real Return	Citigroup 3-Month Treasury Bill Index Lehman Brothers U.S. TIPS Index

Short-Term and Short-Term II	Citigroup 3 Month Treasury Bill Index 3 Month LIBOR Index

Short-Term Floating NAV II	Citigroup 3 Month Treasury Bill Index

U.S. Government Sector	Citigroup 3 Month Treasury Bill Index Lehman Brothers Government Bond Index

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Key employees of PIMCO, including certain Managing Directors, Executive Vice Presidents, and Senior Vice Presidents, are eligible to participate in the PIMCO Class M Unit Equity Participation Plan, a long-term equity plan. The Class M Unit Equity Participation Plan grants options on PIMCO equity that vest in years three, four and five. Upon vesting, the options will convert into PIMCO M Units, which are non-voting common equity of PIMCO. M Units pay out quarterly distributions equal to a pro-rata share of PIMCO’s net profits. There is no assured liquidity and they may remain outstanding perpetually.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Securities Ownership

To the best of the Trust’s knowledge, the table below shows the dollar range of shares of the Portfolios beneficially owned as of March 31, 2008, by each portfolio manager of the Portfolios.

Portfolio Manager	Portfolios Managed by Portfolio Manager	Dollar Range of Shares Owned
John Cummings[1]	Municipal Sector Portfolio	None

Michael Gomez[2]	Developing Local Markets Portfolio Emerging Markets Portfolio	None None

Daniel J. Ivascyn	Asset-Backed Securities Portfolio Asset-Backed Securities Portfolio II Short Term Portfolio	None None None

Mark Kiesel[3]	Investment Grade Corporate Portfolio Long Duration Corporate Bond Portfolio	None N/A

Scott A. Mather	International Portfolio	None

Paul A. McCulley[4]	Short-Term Portfolio II Short-Term Floating NAV Portfolio II	None N/A

Stephen Rodosky	U.S. Government Sector Portfolio U.S. Government Sector Portfolio II	None None

W. Scott Simon	Mortgage Portfolio Mortgage Portfolio II	None None

Mitch Wilner	High Yield Portfolio	None

Mihir Worah	Real Return Portfolio	None

[1]	As of December 11, 2008, Mr. John Cummings manages the Municipal Sector Portfolio.
[2]

As of May 12, 2008, Mr. Michael Gomez manages the Emerging Markets Portfolio. As of March 31, 2008, to the best of the Trust’s knowledge, Mr. Gomez did not own any shares in the Emerging Markets Portfolio.

[3]	The Long Duration Corporate Bond Portfolio had not commenced operations as of October 1, 2008.
[4]	The Short-Term Floating NAV Portfolio II had not commenced operations as of the date of this Offering Memorandum Supplement.

DISTRIBUTION OF TRUST SHARES

Distributor

Allianz Global Investors Distributors LLC (the “Distributor”) serves as the principal underwriter of the Portfolios’ shares pursuant to a distribution contract (“Distribution Contract”) with the Trust which is subject to annual approval by the Board. The Distributor is an indirect subsidiary of Allianz Global Investors. The Distributor, located at 1345 Avenue of the Americas, New York, NY 10105, is a broker-dealer registered with the SEC. The Distribution Contract is terminable with respect to a Portfolio without penalty, at any time, by the Portfolio by not more than 60 days’ nor less than 30 days’ written notice to the Distributor, or by the Distributor upon not more than 60 days’ nor less than 30 days’ written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares.

The Distribution Contract will continue in effect with respect to each Portfolio for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Contract or the Supervision and Administration Agreement; and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more Portfolios, it may continue in effect with respect to any Portfolio as to which it has not been terminated (or has been renewed).

Shares of the Portfolios are offered only to clients of PIMCO, including separately managed private accounts and investment companies registered under the 1940 Act, who are also “accredited investors,” as defined in Regulation D under the Securities Act, and either (i) “qualified purchasers,” as defined for purposes of Section 3(c)(7) of the 1940 Act, or (ii) “qualified institutional buyers,” as defined in Rule 144A(a)(1) of the Securities Act. Shares of the Private Account Portfolio Series also may be purchased by certain investors outside of the United States consistent with applicable regulatory requirements.

Intermediary Agreements

The Portfolios may from time to time enter into agreements with intermediaries, including affiliates of PIMCO, who provide information about the shares to investors outside of the United States, consistent with applicable regulatory requirements.

Purchases, Exchanges and Redemptions

Purchases, redemptions and exchanges of shares of the Portfolios are discussed in the Offering Memorandum under the headings “Purchasing Shares,” “Redeeming Shares,” and “Exchange Privilege.” Each Portfolio issues its shares only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act. This Supplement is not an offer to sell, or a solicitation of any offer to buy, any security to the public within the meaning of the Securities Act.

Certain managed account clients of PIMCO may purchase shares of the Trust. To avoid the imposition of duplicative fees, PIMCO may be required to make adjustments in the management fees charged separately by PIMCO to these clients to offset the management fees and expenses paid indirectly through a client’s investment in the Trust.

Certain clients of PIMCO whose assets would be eligible for purchase by one or more of the Portfolios may purchase shares of the Trust with such assets. Assets so purchased by a Portfolio will be valued in accordance with procedures adopted by the Board of Trustees.

Certain shares of the Portfolios are not qualified or registered for sale in all states. Prospective investors should inquire as to whether shares of a particular Portfolio are available for offer and sale in their state of domicile or residence. Shares of a Portfolio may not be offered or sold in any state unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

As described in the Offering Memorandum under the caption “Exchange Privilege,” shares of any Portfolio may be exchanged for shares of any other Portfolio on the basis of their respective net asset values. In addition, subject to compliance with applicable private placement restrictions and the investment restrictions of the Portfolios, shares of the Portfolios may be purchased by exchanging Institutional Class shares of another series of the Trust for shares of the Portfolios.

Independent financial intermediaries unaffiliated with PIMCO may perform shareholder servicing functions with respect to certain of their clients whose assets may be invested in the Portfolios. These services, normally provided by PIMCO directly to Trust shareholders, may include the provision of ongoing information concerning the Portfolios and their investment performance, responding to shareholder inquiries, assisting with purchases, redemptions and exchanges of Trust shares, and other services. PIMCO may pay fees to such entities for the provision of these services which PIMCO normally would perform, out of PIMCO’s own resources.

Orders for exchanges accepted prior to the close of regular trading on the New York Stock Exchange (“NYSE”) on any day the Trust is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after the close of regular trading on the NYSE on any business day will be executed at the respective net asset values determined at the close of the next business day.

An excessive number of exchanges may be disadvantageous to the Trust. Therefore, the Trust, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder who makes more than a specified number of exchanges in a 12-month period or in any calendar quarter. The Trust reserves the right to modify or discontinue the exchange privilege at any time.

The Trust reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of a Portfolio not reasonably practicable.

The Trust is committed to paying in cash all requests for redemptions by any shareholder of record of the Portfolios, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Trust at the beginning of such period. Although the Trust will normally redeem all shares for cash, it may, in unusual circumstances, redeem amounts in excess of the lesser of (i) or (ii) above by payment in kind of securities held in the Portfolios’ portfolios.

The Trust has adopted procedures under which it may make redemptions-in-kind to shareholders who are affiliated persons of a Portfolio. Under these procedures, the Trust generally may satisfy a redemption request from an affiliated person in-kind, provided that: (1) the redemption in-kind is effected at approximately the affiliated shareholder’s proportionate share of the distributing Portfolio’s current net assets, and thus does not result in the dilution of the interests of the remaining shareholders; (2) the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Portfolio’s net asset value; (3) the redemption in-kind is consistent with the Portfolio’s Offering Memorandum and this Offering Memorandum Supplement; and (4) neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption-in-kind selects, or influences the selection of, the distributed securities.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Portfolios’ Offering Memorandum and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust, the Trust will begin sending you individual copies.

NET ASSET VALUE

Net asset value is determined as indicated under “How Portfolio Shares are Priced” in the Offering Memorandum. Net asset value will not be determined on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For all Portfolios, portfolio securities and other assets for which market quotations are readily available are valued at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, at the mean between representative bid and asked quotations obtained from a quotation reporting system, established market makers or independent pricing services. For Nasdaq-traded securities, market value also may be determined on the basis of the Nasdaq Official Closing Price instead of the last reported sales price. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

TAXATION

The following summarizes certain additional federal income tax considerations generally affecting the Portfolios and their shareholders. The discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Portfolios. The discussion is based upon current provisions of the Internal Revenue Code, existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The discussion applies only to beneficial owners of Portfolio shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Internal Revenue Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, tax exempt organizations, and broker-dealers) who may be subject to special rules. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Portfolio shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion here and in the Offering Memorandum is not intended as a substitute for careful tax planning.

Each Portfolio intends to qualify annually and elect to be treated as a regulated investment company under the Internal Revenue Code. To qualify as a regulated investment company, each Portfolio generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income Test”); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of certain controlled issuers in the same or similar trades or businesses, or the securities of one or more “qualified publicly traded partnerships”; and (c) distribute each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities. To date, such regulations have not been issued.

If a Portfolio failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, a Portfolio would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and reduced rates of taxation on qualified dividend income in the case of individuals. In addition, a Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

As a regulated investment company, a Portfolio generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Portfolio as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Portfolio intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Portfolio on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Portfolio must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Portfolio in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Portfolio during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, each Portfolio intends to make its distributions in accordance with the calendar year distribution requirement.

The PIMCO Municipal Sector Portfolio must have at least 50% of its total assets invested in Municipal Bonds at the end of each calendar quarter so that dividends derived from its net interest income on Municipal Bonds and so designated by the Portfolio will be “exempt-interest dividends,” which are generally exempt from federal income tax when received by an investor. A portion of the distributions paid by the PIMCO Municipal Sector Portfolio may be subject to tax as ordinary income (including certain amounts attributable to bonds acquired at a market discount). In addition, any distributions of net short-term capital gains would be taxed as ordinary income and any distribution of capital gain dividends would be taxed as long-term capital gains. Certain exempt-interest dividends may increase alternative minimum taxable income for purposes of determining a shareholder’s liability for the alternative minimum tax. In addition, exempt-interest dividends allocable to interest from certain “private activity bonds” will not be tax exempt for purposes of the regular income tax to shareholders who are “substantial users” of the facilities financed by such obligations or “related persons” of “substantial users.” The tax-exempt portion of dividends paid for a calendar year constituting “exempt-interest dividends” will be designated after the end of that year and will be based upon the ratio of net tax-exempt income to total net income earned by the Portfolio during the entire year. That ratio may be substantially different than the ratio of net tax-exempt income to total net income earned during a portion of the year. Thus, an investor who holds shares for only a part of the year may be allocated more or less tax-exempt interest dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net income actually earned by the Portfolio while the investor was a shareholder. All or a portion of interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the PIMCO Municipal Sector Portfolio will not be deductible by the shareholder. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of the Portfolio’s total distributions (not including distributions of the excess of net long-term capital gains over net short-term capital losses) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares. Future changes in federal and/or state laws could possibly have a negative impact on the tax treatment and/or value of municipal securities.

Distributions

Except for exempt interest dividends paid by the PIMCO Municipal Sector Portfolio, all dividends and distributions of a Portfolio, whether received in shares or cash, generally are taxable and must be reported on each shareholder’s federal income tax return. Dividends paid out of a Portfolio’s investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

Although a portion of the dividends paid by certain Portfolios may qualify for the deduction for dividends received by corporations and/or the reduced tax rate for individuals on certain dividends, it is not expected that any such portion would be significant. Further, the reduced rate for individuals on certain dividends is scheduled to expire after 2010. Dividends paid by certain other Portfolios generally are not expected to qualify for the deduction for dividends received by corporations and/or the reduced tax rate for individuals on certain dividends. Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held a Portfolio’s shares and are not eligible for the dividends received deduction. Any distributions that are not from a Portfolio’s investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash. The maximum tax on long-term capital gains is currently scheduled to increase from 15% to 20% in 2010.

The PIMCO Municipal Sector Portfolio may derive and distribute ordinary income and/or capital gains including income from taxable investments, securities loans and market discount on tax exempt securities.

Shareholders of the PIMCO Municipal Sector Portfolio receiving social security or railroad retirement benefits may be taxed on a portion of those benefits as a result of receiving tax exempt income (including exempt-interest dividends distributed by the Portfolio). The tax may be imposed on up to 50% of a recipient’s benefits in cases where the sum of the recipient’s adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient’s benefits, exceeds a base amount. In addition, up to 85% of a recipient’s benefits may be subject to tax if the sum of the recipient’s adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient’s benefits exceeds a higher base amount. Shareholders receiving social security or railroad retirement benefits should consult with their tax advisors.

In years when a Portfolio distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder’s basis in the shares. Since certain of the PIMCO Municipal Sector Portfolio’s expenses attributable to earning tax-exempt income do not reduce such Portfolio’s current earnings and profits, it is possible that distributions, if any, in excess of such Portfolio net tax-exempt and taxable income will be treated as taxable dividends to the extent of such Portfolio’s remaining earnings and profits (i.e., the amount of such expenses).

Sales of Shares

Upon the disposition of shares of a Portfolio (whether by redemption, sale or exchange), a shareholder may realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

Backup Withholding

A Portfolio may be required to withhold up to 28% of all taxable distributions payable to shareholders who fail to provide the Portfolio with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Internal Revenue Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal tax liability.

Options, Futures and Forward Contracts, and Swap Agreements

Some of the options, futures contracts, forward contracts, and swap agreements used by the Portfolios may be “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (“60/40”) although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Portfolio, may result in “straddles” for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gains (or losses) realized by a Portfolio. In addition, losses realized by a Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Portfolio are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Portfolio which is taxed as ordinary income when distributed to shareholders.

A Portfolio may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Portfolio makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Portfolios intend to account for such transactions in a manner they deem to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Portfolio as a regulated investment company might be affected. The Trust intends to monitor developments in this area.

Certain requirements that must be met under the Internal Revenue Code in order for a Portfolio to qualify as a regulated investment company, including the qualifying income and diversification requirements applicable to a Portfolio’s assets may limit the extent to which a Portfolio will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.

In addition, the use of swaps or other derivatives could adversely affect the character (capital gain vs. ordinary income) of the income recognized by the Portfolios for federal income tax purposes, as well as the amount and timing of such recognition, as compared to a direct investment in underlying securities, and could result in a Portfolio’s recognition of income prior to the receipt of any corresponding cash. As a result of the use of swaps and derivatives, a larger portion of the Portfolio’s distributions may be treated as ordinary income than would have been the case if the Portfolio did not enter into such swaps or derivatives. The tax treatment of swap agreements and other derivatives may also be affected by future legislation or Treasury Regulations and/or guidance issued by the Internal Revenue Service that could affect the character, timing and/or amount of a Portfolio’s taxable income or gains and distributions made by the Portfolio.

Short Sales

Certain Portfolios may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Portfolio, which is taxed as ordinary income when distributed to shareholders. Short sales also may be subject to the “Constructive Sales” rules, discussed below.

Passive Foreign Investment Companies

Certain Portfolios may invest in the stock of foreign corporations which may be classified under the Internal Revenue Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Portfolio receives a so-called “excess distribution” with respect to PFIC stock, the Portfolio itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Portfolio to stockholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Portfolio held the PFIC stock. A Portfolio itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Portfolio may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, a Portfolio generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that would involve marking to market a Portfolio’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Internal Revenue Code), with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income with respect to such shares in prior years. If this election were made, tax at the Portfolio level under the PFIC rules would generally be eliminated, but the Portfolio could, in limited circumstances, incur nondeductible interest charges. A Portfolio’s intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Portfolio itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Foreign Currency Transactions

Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Internal Revenue Code as “section 988” gains or losses, may increase or decrease the amount of a Portfolio’s investment company taxable income to be distributed to its shareholders as ordinary income.

Foreign Taxation

Income received by the Portfolios from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, PIMCO intends to manage the Portfolios with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of the PIMCO International, Emerging Markets or Developing Local Markets Portfolios’ total assets at the close of their taxable year consists of securities of foreign corporations, such Portfolio will be eligible to elect to “pass-through” to the Portfolio’s shareholders the amount of foreign income and similar taxes paid by the Portfolio. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Portfolio, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Portfolio’s taxable year whether the foreign taxes paid by the Portfolio will “pass-through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the PIMCO International, Emerging Markets or Emerging Markets Local Currency Bond Portfolios’ income will flow through to shareholders of the Trust. With respect to such Portfolios, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Portfolio. Various other limitations, including a minimum holding period requirement, apply to limit the credit and/or deduction for foreign taxes for purposes of regular federal tax and/or alternative minimum tax.

Original Issue Discount and Market Discount

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Portfolio may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for Federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Portfolio in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Portfolio may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income. The PIMCO Municipal Sector Portfolio also may acquire securities at a market discount which could result in ordinary income and/or capital gain distributions to shareholders.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Portfolio may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Portfolio will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Portfolio may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A Portfolio generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Portfolio. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Portfolio.

Constructive Sales

Certain rules may affect the timing and character of gain if a Portfolio engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Portfolio enters into certain transactions in property while holding substantially identical property, the Portfolio would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Portfolio’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Portfolio’s holding period and the application of various loss deferral provisions of the Internal Revenue Code.

Non-U.S. Shareholders

Withholding of Income Tax on Dividends: Under U.S. federal tax law, dividends paid on shares beneficially held by a person who is a “foreign person” within the meaning of the Internal Revenue Code, are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which may, in some cases, be reduced by an applicable tax treaty. However, if a beneficial holder who is a foreign person has a permanent establishment in the United States, and the shares held by such beneficial holder are effectively connected with such permanent establishment and, in addition, the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates. Distributions of long-term net realized capital gains will not be subject to withholding of U.S. federal income tax.

Under legislation enacted in 2004, which was recently extended, a Portfolio is generally able to designate certain distributions to foreign persons as being derived from certain net interest income or net short-term capital gains and such designated distributions are generally not subject to U.S. tax withholding. The Portfolios expect to make allowable designations for dividends declared beginning October 1, 2008 (the provision is currently scheduled to expire for the Portfolios’ tax year beginning after March 31, 2010). It should also be noted that the provision does not eliminate all withholding on distributions by Portfolios to foreign investors. Distributions that are derived from any dividends on corporate stock or from ordinary income other than U.S. source interest would still be subject to withholding. Foreign currency gains, foreign source interest, and ordinary income from swaps or investments in PFICs would still be subject to withholding when distributed to foreign investors. There can be no assurance as to the amount of distributions that would not be subject to withholding when paid to foreign persons.

Income Tax on Sale of a Portfolio’s shares: Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of such shares unless (i) the shares in question are effectively connected with a permanent establishment in the United States of the beneficial holder and such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

State and Local Tax: A beneficial holder of shares who is a foreign person may be subject to state and local tax in addition to the federal tax on income referred above.

Estate and Gift Taxes: Under existing law, upon the death of a beneficial holder of shares who is a foreign person, such shares will be deemed to be property situated within the United States and will be subject to U.S. federal estate tax. For foreign individuals dying before January 1, 2010, a portion of the applicable Portfolio shares will not be subject to estate tax to the extent that the applicable Portfolio holds certain qualifying obligations. If at the time of death the deceased holder is a resident of a foreign country and not a citizen or resident of the United States, such tax will be imposed at graduated rates from 18% to 55% on the total value (less allowable deductions and allowable credits) of the decedent’s property situated within the United States. In general, there is no gift tax on gifts of shares by a beneficial holder who is a foreign person.

The availability of reduced U.S. taxation pursuant to any applicable treaties depends upon compliance with established procedures for claiming the benefits thereof and may further, in some circumstances, depend upon making a satisfactory demonstration to U.S. tax authorities that a foreign investor qualifies as a foreign person under U.S. domestic tax law and such treaties.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (“qualifying federal obligations”). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Portfolio will provide information annually to shareholders indicating the amount and percentage of a Portfolio’s dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio.

OTHER INFORMATION

Capitalization

The Trust is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated March 31, 2000. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.0001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Portfolio, each shareholder is entitled to receive his pro rata share of the net assets of that Portfolio.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Trust itself is unable to meet its obligations, and thus should be considered remote.

Voting Rights

Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board of Trustees if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than ten percent of the outstanding shares of the Trust. In the event that such a request was made, the Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.

The Trust’s shares do not have cumulative voting rights, so that the holder of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. To avoid potential conflicts of interest, to the extent the Portfolios own shares of a money market fund or short-term bond fund (each a series of the Trust) pursuant to the November 19, 2001 SEC exemptive order discussed above, the Portfolios will vote such shares in proportion to the votes of all other shareholders of the respective money market or short-term bond fund.

Control Persons and Principal Holders of Securities

As of February 23, 2009, the following persons owned of record or beneficially 5% or more of the noted shares of the following Portfolios:

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
ASSET-BACKED SECURITIES PORTFOLIO	Institutional	**	CHASE MANHATTAN BANK TTEE, IBM RETIREMENT PLAN, GLOBAL SECURITIES SERVICES, 3 CHASE METROTECH CTR 7TH FLOOR, BROOKLYN NY 11201	6,893,038.841	9.25%

ASSET-BACKED SECURITIES PORTFOLIO	Institutional	**	STATE STREET BANK & TRUST FBO, IBM TAX DEFERRED SAVINGS PLAN, MASTER TRUST SERVICES DIVISION, 2 AVENUE DE LAFAYETTE FL 1, BOSTON MA 02111-1748	6,292,208.182	8.45%

ASSET-BACKED SECURITIES PORTFOLIO	Institutional	**	DISTRICT OF COLUMBIA RET BOARD, C/O STATE STREET BANK & TRUST, 2 AVENUE DE LAFAYETTE, BOSTON MA 02111-1724	4,738,922.920	6.36%

DEVELOPING LOCAL MARKETS PORTFOLIO	Institutional	**	CITI BANK NA HONG KONG FBO, COMMON WEALTH BANK OFFICERS, 2 HARBOURFRONT 10TH FL, 22 TAK FUNG, HUNGHOM HONG KONG	1,086,234.010	10.18%

DEVELOPING LOCAL MARKETS PORTFOLIO	Institutional	**	BANK AMERICA NA PENSION PLAN, C/O BANK OF AMERICA, MFO XXXXX, PO BOX 831575, DALLAS TX 75283-1575	969,831.916	9.09%

DEVELOPING LOCAL MARKETS PORTFOLIO	Institutional	**	MAC & CO AC#XXXXX, MUTUAL FUND OPERATIONS, MUTUAL FUNDS OPERATIONS, PO BOX 3198, PITTSBURGH PA 15230-3198	877,286.159	8.22%

DEVELOPING LOCAL MARKETS PORTFOLIO	Institutional	**	WELLS FARGO BANK FBO, PARKVIEW HEALTH SYSTEM INC, 733 MARQUETTE AVE, MAC: N9306-036, MINNEAPOLIS MN 55479-0001	676,634.834	6.34%

DEVELOPING LOCAL MARKETS PORTFOLIO	Institutional	**	FIDELITY MANAGEMENT TRUST CO FBO, ASHLAND INC EMPLOYEE SAVINGS PLAN, 82 DEVONSHIRE ST, TRUST OPERATIONS - H11A, BOSTON MA 02109-3605	672,655.690	6.30%

DEVELOPING LOCAL MARKETS PORTFOLIO	Institutional	**	STATE STREET BANK & TRUST FBO, ASCENSION HEALTH RETIREMENT TRUST, 2 AVENUE DE LAFAYETTE STE 1, BOSTON MA 02111-1748	605,524.610	5.68%

DEVELOPING LOCAL MARKETS PORTFOLIO	Institutional	**	BANK OF AMERICA FBO, FLEET BOSTON PENSION PLAN, 700 LOUISIANA ST FL 7, MAIL CODE TX 4-213-07-14, HOUSTON TX 77002-2700	555,400.026	5.21%

DEVELOPING LOCAL MARKETS PORTFOLIO	Institutional	**	NORTHERN TRUST COMPANY FBO, USAA REAL RETURN, 801 SOUTH CANAL STREET, C-1-NORTH, CHICAGO IL 60607-4715	536,322.013	5.03%

HIGH YIELD PORTFOLIO	Institutional	**	STATE STREET BANK & TRUST TTEE FBO, MARYLAND STATE RETIREMENT AND, PENSION SYSTEMS, 2 AVENUE DE LAFAYETTE STE 1, BOSTON MA 02111-1748	6,872,427.796	8.32%

HIGH YIELD PORTFOLIO	Institutional	**	CHASE MANHATTAN BANK FBO BOEING, COMPANY EMPLOYEE RETIREMENT PLANS, MASTER TRUST, 3 CHASE METROTECH CENTER 7TH FLOOR, BROOKLYN NY 11245-0001	6,333,748.872	7.67%

HIGH YIELD PORTFOLIO	Institutional	**	MAC & CO A/C XXXXX, MUTUAL FUND OPERATIONS, PO BOX 3198, 525 WILLIAM PENN PLACE, PITTSBURGH PA 15230-3198	4,689,757.883	5.68%

INVESTMENT GRADE CORPORATE PORTFOLIO	Institutional	**	MAC & CO XXXXX, MUTUAL FUND OPERATIONS, PO BOX 3198, PITTSBURGH PA 15230-3198	40,824,778.498	7.71%

REAL RETURN PORTFOLIO	Institutional	**	NORTHERN TRUST CO FBO, ADVOCATE HEALTHCARE ACCT# XXXXX, 801 SOUTH CANAL STREET, C-1NORTH, CHICAGO IL 60607-4715	25,486,192.987	22.48%

REAL RETURN PORTFOLIO	Institutional	**	NORTHERN TRUST COMPANY FBO, BAY CARE HEALTH TIPS, PO BOX 92923, CHICAGO IL 60675-0001	9,426,864.375	8.32%

REAL RETURN PORTFOLIO	Institutional	**	STATE STREET BANK & TRUST FBO, HEWLETT PACKARD COMPANY, ONE LINCOLN STREET, 15TH FLOOR, MAILSTOP SFC15, BOSTON MA 02111-2901	5,740,396.530	5.06%

SHORT-TERM FLOATING NAV PORTFOLIO	Institutional	**	STATE STREET KANSAS CITY FBO, PIMCO TOTAL RETURN FUND, PO BOX 419846, CUSTODY DEPT, KANSAS CITY MO 64141-6846	102,049,385.185	17.28%

SHORT-TERM FLOATING NAV PORTFOLIO	Institutional	**	STATE STREET KANSAS CITY FBO, PIMCO PAPS MORTGAGE PORTFOLIO, PO BOX 419846, CUSTODY DEPT, KANSAS CITY MO 64141-6846	85,934,219.734	14.55%

SHORT-TERM FLOATING NAV PORTFOLIO	Institutional	**	STATE STREET KANSAS CITY FBO, PIMCO COMM REAL RETURN FND, ATTN BROCK HILL, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105-1307	48,577,771.891	8.23%

SHORT-TERM FLOATING NAV PORTFOLIO	Institutional	**	STATE STREET BANK & TRUST FBO, PIMCO INV GRD CORP BOND FUND, ATTN BROCK HILL, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105-1307	46,395,837.506	7.86%

SHORT-TERM FLOATING NAV PORTFOLIO	Institutional	**	STATE STREET BANK & TRUST FBO, PIMCO SHORT TERM FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105-1307	41,350,843.227	7.00%

SHORT-TERM FLOATING NAV PORTFOLIO	Institutional	**	STATE STREET BANK & TRUST FBO, PAPS INTERNATIONAL PORT, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105-1307	39,380,922.788	6.67%

SHORT-TERM FLOATING NAV PORTFOLIO	Institutional	**	STATE STREET BANK & TRUST FBO, PIMCO CONVERTIBLE FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105-1307	34,371,047.302	5.82%

SHORT-TERM PORTFOLIO II	Institutional	**	MAC & CO A/C XXXXX, PO BOX 3198, 525 WILLIAM PENN PLACE, PITTSBURGH PA 15230-3198	2,076,645.309	*	55.54%

SHORT-TERM PORTFOLIO II	Institutional	**	EMPLOYEES RETIREMENT PLAN, OF SENTARA HEALTH CARE, C/O STATE STREET BANK & TRUST, 2 AVENUE DE LAFAYETTE STE 1, BOSTON MA 02111-1748	602,796.021		16.12%

SHORT-TERM PORTFOLIO II	Institutional	**	THE BANK OF NEW YORK FBO, COATS NORTH AMERICA, 1 WALL STREET, 3RD FLOOR/WINDOW A, NEW YORK NY 10286-0001	392,085.737		10.49%

SHORT-TERM PORTFOLIO II	Institutional	**	BANK OF AMERICA FBO MBNA, CORPORATION PENSION PLAN, 700 LOUISIANA ST FL 7, MAIL CODE: TX 4-213-07-14, HOUSTON TX 77002-2700	326,738.113		8.74%

*	Entity owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolios, as that term is defined in the 1940 Act. To the extent a shareholder “controls” a Portfolio, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of a Portfolio to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholders.
**	Shares are believed to be held only as nominee.

Code of Ethics

The Trust, PIMCO and the Distributor have each adopted a Code of Ethics pursuant to the requirements of the 1940 Act and the Investment Advisers Act of 1940. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be purchased or held by the Portfolios.

Custodian, Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company (“State Street”) 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for assets of all Portfolios. Under the custody agreement, State Street may hold the foreign securities at its principal office at 225 Franklin Street, Boston. Massachusetts 02110, and at State Street’s branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

Pursuant to rules adopted under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board of Trustees following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Trust; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Trust assets. The Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust. No assurance can be given that the Trustees’ appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Portfolios will not occur, and shareholders bear the risk of losses arising from these or other events.

Boston Financial Data Services - Midwest, 330 W. 9th Street, 5th Floor, Kansas City, Missouri 64105, serves as transfer agent and dividend disbursing agent for the Portfolios.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197, serves as the independent registered public accounting firm for the Portfolios. PricewaterhouseCoopers LLP provides audit services, tax assistance and consultation in connection with review of SEC and IRS filings.

Counsel

Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Trust, and also acts as counsel to the Trust.

Financial Statements

The Financial Statements and the Report of Independent Registered Public Accounting Firm contained in the Portfolios’ Annual Report for fiscal year ended March 31, 2008, are incorporated herein by reference. In addition, the unaudited financial statements for the Portfolios, as of September 30, 2008, including the notes thereto, are incorporated by reference from the Portfolios’ September 30, 2008 Semi-Annual Reports. The information for the semi-annual period ended September 30, 2008 includes all adjustments, consisting of normal recurring adjustments, that the Trust considers necessary for a fair presentation of such information.

PART C. OTHER INFORMATION

Item 23. Exhibits

(a	)	(1)	Declaration of Trust of Registrant /4/

		(2)	Amended and Restated Declaration of Trust Dated March 31, 2000 /16/

		(3)	Amendment to the Declaration of Trust dated February 25, 1992 /16/

		(4)	Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest dated February 26, 2008 /17/

		(5)	Establishment and Designation of Two Additional Series of Shares of Beneficial Interest relating to the PIMCO Fixed Income Unconstrained Fund and PIMCO Global Advantage Fund dated April 9, 2008 /22/

		(6)	Amended Designation of Two Existing Series of Shares and Establishment and Designation of Two Additional Classes relating to the PIMCO Unconstrained Bond Fund and PIMCO Global Advantage Strategy Bond Fund dated May 20, 2008 /22/

		(7)	Establishment and Designation of Two Additional Classes of Shares of Beneficial Interest relating to the PIMCO Fundamental Advantage Tax Efficient Strategy Fund, PIMCO Fundamental Advantage Total Return Strategy Fund, PIMCO RealRetirement 2010 Fund, PIMCO RealRetirement 2020 Fund, PIMCO RealRetirement 2030 Fund, PIMCO RealRetirement 2040 Fund and PIMCO RealRetirement 2050 Fund /23/

		(8)	Establishment and Designation of Series of Shares of Beneficial Interest relating to the PIMCO Global Multi-Asset Fund /24/

		(9)	Establishment and Designation of Series of Shares of Beneficial Interest relating to the PIMCO EM Fundamental IndexPLUS TR Strategy Fund and PIMCO Long Duration Corporate Bond Portfolio /25/

		(10)	Amended Designation of One Existing Series of Shares of Beneficial Interest relating to the PIMCO Short-Term Floating NAV Portfolio /26/

		(11)	Establishment and Designation of Two Additional Series and One Additional Class of Shares of Beneficial Interest relating to the PIMCO Government Money Market Fund and the PIMCO Treasury Money Market Fund /29/

		(12)	Establishment and Designation of Series of Shares of Beneficial Interest relating to the PIMCO Long-Term Credit Fund /30/

		(13)	Establishment and Designation of Series of Shares of Beneficial Interest relating to the PIMCO Unconstrained Tax Managed Bond Fund /31/

		(14)	Establishment and Designation of Series of Beneficial Interest relating to the PIMCO Short-Term Floating NAV Portfolio II /32/

(b	)		Form of By-Laws of Registrant /4/

(c	)		Not applicable

(d	)	(1)	Investment Advisory Contract dated May 5, 2000 (as restated August 19, 2003) /21/

		(2)	Supplement and Amended Exhibit A to Investment Advisory Contract dated February 26, 2008 /21/

		(3)	Supplement and Amended Exhibit A to Investment Advisory Contract relating to the PIMCO Unconstrained Bond Fund and PIMCO Global Advantage Strategy Bond Fund dated May 20, 2008 /22/

		(4)	Supplement and Amended Exhibit A to Investment Advisory Contract relating to the PIMCO EM Fundamental IndexPLUS TR Strategy Fund, PIMCO Global Multi-Asset Fund and PIMCO Long Duration Corporate Bond Portfolio dated August 12, 2008 /24/

		(5)	Supplement and Amended Exhibit A to Investment Advisory Contract relating to the PIMCO Government Money Market Fund, PIMCO Treasury Money Market Fund and PIMCO Unconstrained Tax Managed Bond Fund dated November 4, 2008 /29/

	(6)	Supplement and Amended Exhibit A to Investment Advisory Contract relating to the PIMCO Long-Term Credit Fund /33/

	(7)	Form of Asset Allocation Sub-Advisory Agreement Relating to the PIMCO All Asset Fund /9/

	(8)	Form of Asset Allocation Sub-Advisory Agreement Relating to the PIMCO All Asset All Authority Fund /11/

	(9)	Form of Sub-Advisory Agreement relating to the Fundamental IndexPLUS Fund and Fundamental IndexPLUS TR Fund /14/

	(10)	Supplement to Sub-Advisory Agreement relating to the PIMCO Fundamental Advantage Tax Efficient Strategy Fund and PIMCO Fundamental Advantage Total Return Strategy Fund /18/

	(11)	Sub-Advisory Agreement relating to the PIMCO EM Fundamental IndexPLUS TR Strategy Fund /29/

	(12)	Form of Supplement and Amended Exhibit A to Investment Advisory Contract Relating to the PIMCO Long-Term Credit Fund and PIMCO Short-Term Floating NAV Portfolio II /32/

(e)	(1)	Amended and Restated Distribution Contract /31/

	(2)	Supplement to Amended and Restated Distribution Contract relating to the PIMCO Unconstrained Bond Fund and PIMCO Global Advantage Strategy Bond Fund dated May 20, 2008 /22/

	(3)	Supplement to Amended and Restated Distribution Contract relating to the PIMCO EM Fundamental IndexPlus TR Strategy Fund, PIMCO Global Multi-Asset Fund and PIMCO Long Duration Corporate Bond Portfolio dated August 12, 2008 /31/

	(4)	Amendment to Amended and Restated Distribution Contract relating to the PIMCO Government Money Market Fund, PIMCO Treasury Money Market Fund and PIMCO Unconstrained Tax Managed Bond Fund dated November 4, 2008 /31/

	(5)	Form of Japan Dealer Sales Contract /6/

	(6)	Form of Amendment to Amended and Restated Distribution Contract relating to the PIMCO Long-Term Credit Fund /33/

	(7)	Form of Amended and Restated Distribution Contract Relating to the PIMCO Long-Term Credit Fund and PIMCO Short-Term Floating NAV Portfolio II /32/

(f)	Not applicable

(g)	Form of Custody and Investment Accounting Agreement /6/

(h)	(1)	Supervision and Administration Agreement /24/

	(2)	Supplement to the Supervision and Administration Agreement Relating to the PIMCO EM Fundamental IndexPLUS TR Strategy Fund, PIMCO Global Multi-Asset Fund and the PIMCO Long Duration Corporate Bond Portfolio dated August 12, 2008 /24/

	(3)	Supplement to the Supervision and Administration Agreement Relating to the PIMCO Government Money Market Fund, PIMCO Treasury Money Market Fund and PIMCO Unconstrained Tax Managed Bond Fund dated November 4, 2008 /29/
(4)

Fee Waiver Agreement Relating to the PIMCO RealRetirement 2010 Fund, PIMCO RealRetirement 2020 Fund, PIMCO RealRetirement 2030 Fund, PIMCO RealRetirement 2040 Fund and PIMCO RealRetirement 2050 Fund /19/

	(5)	Fee Waiver Agreement Relating to the PIMCO Global Multi-Asset Fund /24/
	(6)	PIMCO Cayman Commodity Fund I Ltd. Appointment of Agent for Service of Process /20/
	(7)	PIMCO Cayman Commodity Fund II Ltd. Appointment of Agent for Service of Process /29/
	(8)	Transfer Agency and Service Agreement /31/
	(9)	Form of Supplement to the Supervision and Administration Agreement Relating to the PIMCO Long-Term Credit Fund and PIMCO Short-Term Floating NAV Portfolio II /32/
(i)	Opinion and Consent of Counsel /33/
(j)	Consent of Independent Registered Public Accounting Firm /33/
(k)	Not applicable
(l)	Not applicable

(m)	(1)	Form of Distribution and Servicing Plan for Class A Shares /2/

	(2)	Form of Distribution and Servicing Plan for Class B Shares /2/

	(3)	Form of Distribution and Servicing Plan for Class C Shares /2/

	(4)	Form of Amended and Restated Distribution Plan for Administrative Class Shares /4/

	(5)	Form of Amended and Restated Administrative Services Plan for Administrative Class Shares /4/

	(6)	Form of Shareholder Servicing Agreement /5/

	(7)	Form of Distribution and Servicing Plan for Class J Shares /6/

	(8)	Form of Distribution and Servicing Plan for Class K Shares /6/

	(9)	Form of Distribution and Servicing Plan for Class C Shares of the Short Duration Municipal Income Fund /8/

	(10)	Form of Administrative Services Plan for Advisor Class Shares /10/

	(11)	Form of Distribution Plan for Advisor Class Shares /10/

	(12)	Form of Distribution and Services Plan for Class R Shares /10/

	(13)	Form of Administrative Services Plan for Class P Shares /20/

	(14)	Form of Shareholder Servicing Agreement for Class P Shares /20/

	(15)	Form of Shareholder Servicing Agreement for Class M Shares /33/

(n)		Eighth Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 /29/

(p)	(1)	Form of Code of Ethics for the Registrant /13/

	(2)	Form of Code of Ethics for PIMCO /13/

	(3)	Code of Ethics for Allianz Global Investors Distributors LLC /30/

	(4)	Form of Code of Ethics for Research Affiliates, LLC /15/

*	Form of Power of Attorney /3/
**	Form of Power of Attorney /7/
***	Form of Power of Attorney /12/
****	Form of Power of Attorney /28/

/1/	Filed with Post Effective Amendment No. 33 to the Registration Statement of PIMCO Advisors Funds (File No. 2-87203) on November 30, 1995, and incorporated by reference herein.

/2/	Filed with Registration Statement on Form N-14 (File No. 333-12871) on September 27, 1996, and incorporated by reference herein.

/3/	Filed with Post-Effective Amendment No. 36 on July 11, 1997, and incorporated by reference herein.

/4/	Filed with Post-Effective Amendment No. 37 on November 17, 1997, and incorporated by reference herein.

/5/	Filed with Post-Effective Amendment No. 40 on March 13, 1998, and incorporated by reference herein.

/6/	Filed with Post-Effective Amendment No. 45 on May 26, 1999, and incorporated by reference herein.

/7/	Filed with Post-Effective Amendment No. 54 on May 18, 2000, and incorporated by reference herein.

/8/	Filed with Post-Effective Amendment No. 65 on April 1, 2002, and incorporated by reference herein.

/9/	Filed with Post-Effective Amendment No. 68 on June 28, 2002, and incorporated by reference herein.

/10/	Filed with Post-Effective Amendment No. 74 on December 30, 2002, and incorporated by reference herein.

/11/	Filed with Post-Effective Amendment No. 86 on October 21, 2003, and incorporated by reference herein.

/12/	Filed with Post-Effective Amendment No. 99 on May 27, 2005, and incorporated by reference herein.

/13/	Filed with Post-Effective Amendment No. 106 on March 29, 2006, and incorporated by reference herein.

/14/	Filed with Post-Effective Amendment No. 117 on October 27, 2006, and incorporated by reference herein.

/15/	Filed with Post-Effective Amendment No. 119 on December 19, 2006, and incorporated by reference herein.

/16/	Filed with Post-Effective Amendment No. 128 on December 14, 2007, and incorporated by reference herein.

/17/	Filed with Post-Effective Amendment No. 129 on February 27, 2008, and incorporated by reference herein.

/18/	Filed with Post-Effective Amendment No. 130 on February 29, 2008, and incorporated by reference herein.

/19/	Filed with Post-Effective Amendment No. 131 on April 10, 2008, and incorporated by reference herein.

/20/	Filed with Post-Effective Amendment No. 133 on April 29, 2008, and incorporated by reference herein.

/21/	Filed with Post-Effective Amendment No. 134 on May 30, 2008, and incorporated by reference herein.

/22/	Filed with Post-Effective Amendment No. 136 on June 24, 2008, and incorporated by reference herein.

/23/	Filed with Post-Effective Amendment No. 138 on July 28, 2008, and incorporated by reference herein.

/24/	Filed with Post-Effective Amendment No. 140 on August 27, 2008, and incorporated by reference herein.

/25/	Filed with Amendment No. 178 on October 1, 2008, and incorporated by reference herein.

/26/	Filed with Amendment No. 180 on October 10, 2008, and incorporated by reference herein.

/27/	Filed with Post-Effective Amendment No. 144 on October 31, 2008, and incorporated by reference herein.

/28/	Filed with Post-Effective Amendment No. 146 on December 17, 2008, and incorporated by reference herein.

/29/	Filed with Post-Effective Amendment No. 147 on December 22, 2008, and incorporated by reference herein.

/30/	Filed with Post-Effective Amendment No. 148 on January 2, 2009, and incorporated by reference herein.

/31/	Filed with Post-Effective Amendment No. 150 on January 26, 2009, and incorporated by reference herein.

/32/	Filed herewith.

/33/	To be filed by amendment.

Item 24. Persons Controlled by or Under Common Control With Registrant

The Trust through the CommondityRealReturn Strategy Fund, a separate series of the Trust, wholly owns and controls the PIMCO Cayman Commodity Fund I Ltd. (“CRRS Subsidiary”), a company organized under the laws of the Cayman Islands. The CRRS Subsidiary’s financial statements will be included, on a consolidated basis, in the CommodityRealReturn Strategy Fund’s annual and semi-annual reports to shareholders.

The Trust through the Global Multi-Asset Fund, a separate series of the Trust, wholly owns and controls the PIMCO Cayman Commodity Fund II Ltd. (“GMA Subsidiary”), a company organized under the laws of the Cayman Islands. The GMA Subsidiary’s financial statements will be included, on a consolidated basis, in the Global Multi-Asset Fund’s annual and semi-annual reports to shareholders.

Item 25. Indemnification

Reference is made to Article IV of the Registrant’s Declaration of Trust, which was filed with the Registrant’s initial Registration Statement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26. Business and Other Connections of Investment Adviser

The directors and officers of PIMCO and their business and other connections are as follows:

Name	Business and Other Connections

Abdikeev, Tamerlan	Vice President, PIMCO.

Afrasiabi, Mark S.	Vice President, PIMCO.

Agredano, Carlos	Vice President, PIMCO.

Ahto, Laura A.	Senior Vice President, PIMCO and PIMCO Europe Limited.

Allamanis, Georgios	Vice President, PIMCO.

Althof, Michael	Vice President, PIMCO.

Amey, Mike	Executive Vice President, PIMCO and PIMCO Europe Limited.

Ananthanarayanan, Mangala V.	Vice President, PIMCO.

Anctil, Stacie D.	Vice President, PIMCO; Assistant Treasurer, the Trust and PIMCO Variable Insurance Trust.

Anderson, Joshua M.	Executive Vice President, PIMCO.

Andrews, David S.	Executive Vice President, PIMCO.

Anochie, Kwame A.	Vice President, PIMCO.

Arnold, Tammie J.	Managing Director, PIMCO.

Arora, Amit	Senior Vice President, PIMCO. Formerly Executive Director, J.P. Morgan.

Asay, Susan	Vice President, PIMCO.

Avancini, Joerg	Vice President, PIMCO.

Baburek, Daniel	Senior Vice President, PIMCO. Formerly Director, Credit Suisse First Boston.

Baker, Brian P.	Managing Director, PIMCO.

Bal, Gita	Vice President, PIMCO.

Balls, Andrew Thomas	Executive Vice President, PIMCO. Formerly Chief U.S. Economics Correspondent, The Financial Times, Washington.

Bansal, Sharad	Vice President, PIMCO.

Barnes, Donna E.	Vice President, PIMCO.

Beaumont, Stephen B.	Executive Vice President, PIMCO.

Beck, Lee Davison	Senior Vice President, PIMCO. Formerly Senior Vice President, Allianz Global Investors Distributors.

Benson, Sandra M.	Vice President, PIMCO.

Benz II, William R.	Managing Director, PIMCO.

Ben-Zvi, Kfir	Vice President, PIMCO. Formerly Associate Director, UBS Investment Bank.

Name	Business and Other Connections

Berndt, Andreas	Senior Vice President, PIMCO.

Bertolo, Matteo	Vice President, PIMCO.

Bhansali, Vineer	Managing Director, PIMCO.

Bierman, Dave H.	Vice President, PIMCO.

Bishop, Gregory A.	Executive Vice President, PIMCO.

Blair, David James	Senior Vice President, PIMCO. Formerly Vice President, Nuveen Investments.

Blau, Volker	Executive Vice President, PIMCO.

Blomenkamp, Felix	Senior Vice President, PIMCO.

Blute, Ryan Patrick	Vice President, PIMCO.

Bodereau, Philippe	Senior Vice President, PIMCO.

Boehm, Timo	Vice President, PIMCO.

Bolton, Laurence Edwin	Vice President, PIMCO. Formerly Senior Associate, Dechert LLP.

Bosomworth, Andrew	Executive Vice President, PIMCO.

Boyd, C. Robert	Vice President, PIMCO.

Bradshaw, Myles	Vice President, PIMCO. Formerly Global Fund Manager, Thrreadneedle Asset Management.

Brenner, Matthew H.	Vice President, PIMCO.

Bridwell, Jennifer S.	Executive Vice President, PIMCO. Formerly Senior Account Executive, Fannie Mae.

Brittain, WH Bruce	Executive Vice President, PIMCO.

Broadwater, Kevin M.	Senior Vice President, PIMCO. Formerly Counsel, Seward & Kissel.

Brons, Jelle	Vice President, PIMCO.

Brown, Erik C.	Senior Vice President, PIMCO. Assistant Treasurer, the Trust and PIMCO Variable Insurance Trust.

Brune, Christopher P.	Vice President, PIMCO.

Bui, Giang H.	Senior Vice President, PIMCO.

Burns, Michael A.	Senior Vice President, PIMCO and PIMCO Europe Limited.

Burns, Robert	Vice President, PIMCO. Formerly Senior Director, Freddie Mac.

Name	Business and Other Connections

Byer, Jeffrey A.	Vice President, PIMCO. Formerly Vice President, JPMorgan Chase & Co.

Callin, Sabrina C.	Executive Vice President, PIMCO. Vice President, StocksPLUS Management, Inc.

Caltagirone, Christopher	Vice President, PIMCO.

Carnachan, Robert Scott	Senior Vice President, PIMCO and PIMCO Asia PTE Limited.

Cavalieri, John R.	Senior Vice President, PIMCO.

Chen, Wing-Harn	Vice President, PIMCO. Formerly Director/Senior Analyst, ABN AMRO Inc.

Cheng, Audrey	Vice President, PIMCO. Formerly Associate, Morrison & Foerster, LLP.

Chin, Tracy	Vice President, PIMCO and PIMCO Asia PTE Limited.

Chipp, William	Vice President, PIMCO.

Chopra, Amit	Vice Presdient, PIMCO.

Clarida, Richard H.	Executive Vice President, PIMCO. Formerly Chief Economic Strategist, Clinton Group Investment Advisors.

Clark, Raymond Matthew	Vice President, PIMCO.

Clarke, James Robert	Vice President, PIMCO.

Colter Jr., Eugene M.	Senior Vice President, PIMCO. Formerly Editorial Director, Peppercorn.

Conseil, Cyrille R.	Executive Vice President, PIMCO.

Cooke, Anthony H.	Vice President, PIMCO.

Cornelius, Darryl P.	Vice President, PIMCO.

Cortes Gonzalez, Ana	Vice President, PIMCO. Formerly Portfolio Manager, Commerzbank AG.

Cressy, Jonathan B.	Senior Vice President, PIMCO.

Cumby III, William S.	Vice President, PIMCO. Formerly Trader, CMBS Capital Markets Desk.

Cummings, John B.	Executive Vice President, PIMCO.

Cupps, Wendy W.	Managing Director, PIMCO.

Dada, Suhail H.	Executive Vice President, PIMCO.

Dahlhoff, Juergen	Vice President, PIMCO.

Damodaran, Kumaran	Senior Vice President, PIMCO. Formerly Senior Vice President, Lehman Brothers.

Danielsen, Birgitte	Vice President, PIMCO.

Darling, James	Senior Vice President, PIMCO. Formerly Vice President, Desjardins Securities Inc.

Davies, Mark	Executive Vice President, PIMCO Formerly, Head of Fixed Income and Member of Executive Committee, SAC Capital Advisors LLC.

Dawson, Craig A.	Managing Director, PIMCO.

De Bellis, Mary	Vice President, PIMCO.

De Leon, William	Executive Vice President, PIMCO. Formerly Portfolio Manager, Ellington Management Group.

De Lorenzo, Nicola A.	Vice President, PIMCO.

Devlin, Edward	Executive Vice President, PIMCO.

Name	Business and Other Connections

Dialynas, Chris P.	Managing Director, PIMCO.

Dilek, Burcin	Vice President, PIMCO.

Dittrich, Honno	Vice President, PIMCO. Formerly Vice President, DWS Holdings & Service GmbH

Dombrovsky, Anton	Vice President, PIMCO.

Dorff, David J.	Senior Vice President, PIMCO.

Dorrian, Peter G.	Senior Vice President, PIMCO. Formerly Managing Director, Financial Consulting Svcs Pty, LTD.

Dorsten, Matthew P.	Vice President, PIMCO.

Dugan, Travis J.	Vice President, PIMCO.

Durham, Jennifer E.	Senior Vice President, PIMCO and Chief Compliance Officer, the Trust and PIMCO Variable Insurance Trust.

Dutta, Manish	Vice President, PIMCO.

Edler, Vernon	Vice President, PIMCO.

Edwards, Ben M.	Vice President, PIMCO.

Eedes, Linda	Vice President, PIMCO.

El-Erian, Mohamed A.	Managing Director and Chief Executive Officer PIMCO. Senior Vice President, the Trust and PIMCO Variable Insurance Trust. Formerly President and CEO of Harvard Management Co.

Ellis, Edward L.	Vice President, PIMCO.

Eltz, Antoinette	Vice President, PIMCO and PIMCO Europe Limited.

Emons, Ben	Senior Vice President, PIMCO. Formerly Vice President/Portfolio Manager, Nuveen Investments LLC

England, Jason S.	Vice President, PIMCO.

Estep, Bret W.	Vice President, PIMCO.

Evans, Stefanie D.	Vice President, PIMCO.

Feeny, Martin E.	Vice President, PIMCO.

Fejdasz, Melissa A.	Vice President, PIMCO.

Ferber, Steven E.	Senior Vice President, PIMCO. Formerly Executive Vice President, AST Capital Trust Company of Delaware.

Fields, Robert A.	Senior Vice President, PIMCO.

Finkenzeller, Thomas	Vice President, PIMCO.

Fisher III, David N.	Executive Vice President, PIMCO. Formerly Managing Director, Halbis Capital Management.

Fisher, Marcellus M.	Senior Vice President, PIMCO.

Name	Business and Other Connections

Flattum, David C.	Managing Director, General Counsel, PIMCO. Chief Legal Officer, the Trust and PIMCO Variable Insurance Trust. Formerly Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Foong, Hock Meng	Executive Vice President, PIMCO. Formerly Managing Director, Bank Pictet & CHE (Asia) Ltd.

Forsyth, Andrew C.	Vice President, PIMCO. Formerly Regional Director, Russell Investment Group.

Fournier, Joseph A.	Senior Vice President, PIMCO.

Fowler, Ellen	Vice President, PIMCO.

Foxall, Julian	Senior Vice President, PIMCO.

Frisch, Ursula T.	Senior Vice President, PIMCO.

Fuhrmann, Dorothy J.	Executive Vice President, PIMCO. Formerly Managing Director, Lehman Brothers International.

Fulford III, Richard F.	Executive Vice President, PIMCO.

Furusho, Hiroaki	Vice President, PIMCO.

Galli, Leandro J.	Vice President, PIMCO.

Gandolfi, Alessandro	Senior Vice President, PIMCO. Formerly Director, Sanpaolo IMI Group.

Garbuzov, Yuri P.	Senior Vice President, PIMCO.

Garnett, Andrew	Vice President, PIMCO. Formerly Director, UBS Global Asset Management (UK) Limited.

Getter, Christopher T.	Senior Vice President, PIMCO. Formerly Emerging Market Debt Research Analyst, Fidelity Management & Research Co.

Ghosh, Sharad	Vice President, PIMCO.

Gibson, Thomas C.	Vice President, PIMCO.

Gingrich, Robert M.	Vice President, PIMCO.

Giurlani, Gian Luca	Senior Vice President, PIMCO. Formerly Managing Director, Crosby Forsyth.

Gleason, G. Steven	Executive Vice President, PIMCO.

Gomez, Michael A.	Executive Vice President, PIMCO.

Gould, Linda J.	Vice President, PIMCO.

Grabar, Gregory S.	Senior Vice President, PIMCO.

Grady, Myrrha H.	Vice President, PIMCO.

Grandy, Stuart T.	Senior Vice President, PIMCO. Formerly Vice President & Managing Director, MFC Global Investment Management

Graves, Zoya S.	Vice President, PIMCO.

Greer, Robert J.	Executive Vice President, PIMCO.

Griffiths, John	Senior Vice President, PIMCO. Formerly Head of Pension Fund Development, Santander Global Banking & Markets.

Griffiths, Stuart Paul	Vice President, PIMCO. Formerly Head of Compliance, American Express Bank.

Gross, William H.	Managing Director, Chief Investment Officer and Executive Committee Member, PIMCO. Director and Vice President, StocksPLUS Management, Inc. Senior Vice President of the Trust and PIMCO Variable Insurance Trust.

Name	Business and Other Connections

Gruben, Kristin L.	Vice President, PIMCO.

Grzesik, Marco	Vice President, PIMCO.

Gu, Haidi	Vice President, PIMCO. Formerly Assistant Vice President/Quantitative Analyst, Highland Financial Holdings Group, LLC.

Gupta, Sachin	Senior Vice President, PIMCO.

Gupta, Shailesh	Senior Vice President, PIMCO.

Haaf, Tim	Vice President, PIMCO.

Haeckl, Tanja	Vice President, PIMCO.

Hagmeier, William Robert	Vice President, PIMCO. Formerly Vice President, Advantus Capital Management.

Hally, Gordon C.	Executive Vice President, PIMCO.

Hardaway, John P.	Executive Vice President, PIMCO. Vice President, StocksPLUS Management, Inc. Treasurer, the Trust and PIMCO Variable Insurance Trust.

Harris, Brent Richard	Managing Director and Executive Committee Member, PIMCO. Director and Vice President, StocksPLUS Management, Inc. Trustee and Chairman of the Trust and PIMCO Variable Insurance Trust. Director, PIMCO Luxembourg S.A. and PIMCO Luxembourg II.

Harumi, Kazunori	Executive Vice President, PIMCO.

Hasegawa, Tamotsu	Senior Vice President, PIMCO. Formerly Product Manager, BlackRock Japan Co., Ltd.

Hastings, Arthur J.	Senior Vice President, PIMCO.

Hauschild, Matthew R.	Vice President, PIMCO.

Hayes, Ray C.	Senior Vice President, PIMCO.

Heimann, Ilan	Senior Vice President, PIMCO.

Helsing, Jeffrey	Senior Vice President, PIMCO.

Heravi, Kaveh C.	Vice President, PIMCO.

Herlan, Hans Joerg	Vice President, PIMCO.

Hockswender, Thomas R.	Vice President, PIMCO. Formerly Executive Director, JP Morgan.

Hodge, Douglas M.	Managing Director, PIMCO.

Holden, Brent L.	Managing Director, PIMCO.

Holloway Jr., Dwight F.	Executive Vice President, PIMCO.

Horne, Jonathan L.	Vice President, PIMCO.

Name	Business and Other Connections

Hsiang, Hwa-Ming	Vice President, PIMCO.

Hu, Gang	Senior Vice President, PIMCO. Formerly Director, Deutsche Bank.

Hudoff, Mark T.	Executive Vice President, PIMCO.

Hughes, Mark Alan	Senior Vice President, PIMCO. Formerly Financial Analyst, W.R. Huff Asset Mgmt.

Huxhorn, Michael	Vice President, PIMCO.

Hyman, Daniel Herbert	Senior Vice President, PIMCO. Formerly Vice President, Credit Suisse.

Ing, Terrence	Vice President, PIMCO. Formerly Senior Research Analyst, Wells Fargo Securities Investment Group.

Ivascyn, Daniel J.	Managing Director, PIMCO.

Jacobs IV, Lew W.	Managing Director, PIMCO.

Jann, Juergen	Senior Vice President, PIMCO.

Johnson, Eric D.	Vice President, PIMCO. Formerly Director of Mutual Funds, Wasatch Advisors.

Johnson, Kelly	Vice President, PIMCO.

Johnson, Nicholas, J.	Vice President, PIMCO.

Jones, Steven L.	Vice President, PIMCO.

Jones, Jeff	Vice President, PIMCO. Vice President StocksPLUS Management, Inc. Formerly Head of Leadership Assessment & Development Group, HSBC Holding PLC.

Jordan, Daniel V.	Vice President, PIMCO.

Kakuchi, Tadashi	Vice President, PIMCO.

Karpov, Natalie	Vice President, PIMCO.

Katz, Ulrich	Senior Vice President, PIMCO.

Kavafyan, Constance	Vice President, PIMCO. Formerly Executive Director, Morgan Stanley.

Keck, Andreas	Senior Vice President, PIMCO.

Kellerhals, Philipp	Vice President, PIMCO.

Kelly, Benjamin Marcus	Vice President, PIMCO.

Kersman, Alec	Vice President, PIMCO.

Kezelman, Jason M.	Vice President, PIMCO.

Kiesel, Mark R.	Executive Vice President, PIMCO.

Name	Business and Other Connections

King Jr., John Stephen	Senior Vice President, PIMCO. Vice President, Senior Counsel, and Secretary, the Trust and PIMCO Variable Insurance Trust.

King, Stephanie Lorraine	Executive Vice President, PIMCO.

Kirkbaumer, Steven P.	Senior Vice President, PIMCO.

Kirkowski, John J.	Vice President, PIMCO.

Kishimoto, Yayoi	Vice President, PIMCO.

Kohari, Chisato	Vice President, PIMCO.

Komatsu, Mitsuaki	Senior Vice President, PIMCO.

Korinke, Kimberley Grace	Vice President, PIMCO.

Korinke, Ryan P.	Vice President, PIMCO.

Kressin, Thomas	Senior Vice President, PIMCO.

Kuehne, Stefan	Vice President, PIMCO.

Kuhner, Kevin D.	Senior Vice President, PIMCO.

Kumar, Mukund	Vice President, PIMCO.

Lackey, Warren M.	Senior Vice President, PIMCO.

Larsen, Henrik P.	Senior Vice President, PIMCO. Vice President, the Trust and PIMCO Variable Insurance Trust.

LeBrun Jr., Richard R.	Vice President, PIMCO. Assistant Secretary, StocksPLUS Management, Inc. Formerly Associate, Ropes & Gray, LLP.

Lee, Alvin Lip Sin	Vice President, PIMCO.

Lee, Robert Ru-Bor	Vice President, PIMCO.

Lehavi, Yanay	Senior Vice President, PIMCO.

Leong, Chon-Ian	Vice President, PIMCO.

Lettich, Bruno J.	Executive Vice President, PIMCO. Former Managing Director, Merrill Lynch & Co.

Li, Li	Vice President, PIMCO.

Lian, Chia Liang	Vice President, PIMCO. Formerly Vice President, JP Morgan Chase Bank.

Linder, Astrid	Vice President, PIMCO.

Linke, Gordon F.	Senior Vice President, PIMCO. Formerly Strategic Account Manager, Barclays Global Investors.

Liwski, Michael V.	Vice President, PIMCO.

Lofdahl, Christopher F.	Vice President, PIMCO.

Loftus, John S.	Consulting MD, PIMCO.

Name	Business and Other Connections

Loh, John J.	Vice President, PIMCO.

Long, Hui	Vice President, PIMCO. Formerly Vice President Countrywide Financial Corp.

Lopez, Joy L.	Vice President, PIMCO.

Lopez, Rafael A.	Senior Vice President, PIMCO. Formerly Vice President, State Street.

Loriferne, Matthieu H. F.	Vice President, PIMCO.

Louanges, Matthieu	Executive Vice President, PIMCO.

Love, David B.	Vice President, PIMCO. Formerly Director, Treesdale Partners, LLC.

Lowe, Erika Hayflick	Vice President, PIMCO. Formerly Vice President, JP Morgan.

Lown, David C.	Managing Director, PIMCO.

Ludwig, Steven	Senior Vice President, PIMCO. Formerly Director, Pershing LLC.

Mak, Richard	Senior Vice President, PIMCO.

Mandy, Alain	Vice President, PIMCO. Formerly Audit Senior Manager/Director, PricewaterhouseCoopers.

Manseau, Chantal Marie-Helene	Vice President, PIMCO.

Martel, Rene	Vice President, PIMCO.

Martin, Scott W.	Senior Vice President, PIMCO.

Martini, Nadege	Vice President, PIMCO.

Masanao, Tomoya	Executive Vice President, PIMCO.

Mather, Scott A.	Managing Director, PIMCO.

Mayershofer, Veronika	Vice President, PIMCO.

Mazzocchi, Bettina E.	Vice President, PIMCO. Formerly Vice President, Morgan Stanley.

McCann, Patrick Murphy	Vice President, PIMCO.

McCray, Mark V.	Managing Director, PIMCO.

McCulley, Paul A.	Managing Director, PIMCO.

McDevitt, Joseph V.	Managing Director, PIMCO. Director and Chief Executive Officer, PIMCO Europe Limited. Director, PIMCO Funds: Global Investors Series plc and PIMCO Global Advisors (Ireland) Limited.

Mead, Robert	Executive Vice President, PIMCO.

Meggers, Julie Ann	Senior Vice President, PIMCO.

Merz, Frederic	Vice President, PIMCO.

Metsch, Mark E.	Vice President, PIMCO.

Mewbourne, Curtis A.	Managing Director, PIMCO.

Meyn, Cynthia L.	Senior Vice President, PIMCO. Formerly Managing Director, Morgan Stanley.

Micali, Carlo	Vice President, PIMCO. Formerly Financial Analyst, Perlinski & Co.

Mierau, Kristion T.	Vice President, PIMCO.

Mieth, Roland	Vice President, PIMCO. Formerly Emerging Markets Marketer / Structure, JP Morgan.

Miller Jr., Kendall P.	Senior Vice President, PIMCO.

Name	Business and Other Connections

Miller, John M.	Executive Vice President, PIMCO.

Millimet, Scott A.	Executive Vice President, PIMCO.

Milo, Davida J.	Senior Vice President, PIMCO.

Minaki, Haruki	Executive Vice President, PIMCO. Formerly Vice President, JP Morgan Partners.

Mitchell, Gail	Senior Vice President, PIMCO.

Moeljanto, Lanny H.	Vice President, PIMCO.

Mogelof, Eric J.	Senior Vice President, PIMCO.

Molloy, Carol	Vice President, PIMCO. Formerly Consultant, Fidelity International.

Monson, Kristen S.	Executive Vice President, PIMCO.

Moore, James F.	Executive Vice President, PIMCO.

Morena, Robert	Senior Vice President, PIMCO. Formerly Managing Director, JPMorgan Asset Management.

Morrison, John E.	Vice President, PIMCO.

Muehlethaler, Jeffrey Charles	Vice President, PIMCO. Formerly Vice President, Deutsche Bank.

Mukherji, Raja	Senior Vice President, PIMCO. Formerly Senior Research Analyst, Chatham Asset Management.

Mulcahy, Matthew J.	Vice President, PIMCO.

Murano, Yuko	Vice President, PIMCO.

Murata, Alfred T.	Senior Vice President, PIMCO.

Muzzy, James Frederic	Managing Director, PIMCO. Chairman and Director, PIMCO Funds: Global Investors Series plc and PIMCO Global Advisors (Ireland) Limited. Director and Vice President, StocksPLUS Management, Inc.

Nabors, Robin	Vice President, PIMCO.

Nambimadom, Ramakrishnan S.	Senior Vice President, PIMCO.

Nest, Matthew J.	Vice President, PIMCO.

Ng, Albert K.	Vice President, PIMCO.

Nguyen, Tommy D.	Vice President, PIMCO.

Nicholls, Steven B.	Senior Vice President, PIMCO.

Nieves, Roger O.	Senior Vice President, PIMCO.

Nojima, Sachiko	Vice President, PIMCO.

Norris, John F.	Vice President, PIMCO.

O’Connell, Gillian	Senior Vice President, PIMCO.

Name	Business and Other Connections

Okamura, Shigeki	Senior Vice President, PIMCO.

Okuma, Sachiko	Vice President, PIMCO.

Okun, Eric A.	Senior Vice President, PIMCO.

Olazabal, Joshua A.	Vice President, PIMCO. Formerly Consultant, McKinsey & Co.

Oliva, Jennifer L.	Vice President, PIMCO.

Ong, Arthur Y.D.	Senior Vice President, PIMCO. Secretary, StocksPLUS Management, Inc.

Ongaro, Douglas J.	Executive Vice President, PIMCO.

Osborne, Simon Timothy	Vice President, PIMCO.

Osses, Guillermo Ariel	Senior Vice President, PIMCO. Formerly Director, Barclays Capital.

Otterbein, Marie S.	Vice President, PIMCO.

Otterbein, Thomas J.	Managing Director, PIMCO.

Ozeki, Koyo	Executive Vice President, PIMCO. Formerly Senior Advisor, Nomura Securities.

Pagani, Lorenzo P.	Senior Vice President, PIMCO.

Parikh, Saumil H.	Executive Vice President, PIMCO.

Park, Jung	Executive Vice President, PIMCO. Formerly Senior Managing Director, Bear Stearns Asia Limited.

Paulson, Bradley W.	Executive Vice President, PIMCO.

Perez, Iohan	Vice President, PIMCO.

Perez, Keith	Senior Vice President, PIMCO.

Philipp, Elizabeth M.	Executive Vice President, PIMCO.

Phillipson, Daniel	Vice President, PIMCO.

Pimentel, Rudolph	Senior Vice President, PIMCO.

Pittman, David J.	Senior Vice President, PIMCO.

Porterfield, Mark J.	Executive Vice President, PIMCO.

Posch, Brigitte	Executive Vice President, PIMCO. Formerly Managing Director, Deutsche Bank.

Potthof, Axel	Senior Vice President, PIMCO.

Powers, William C.	Managing Director, PIMCO.

Prasad, Krishna	Senior Vice President, PIMCO. Formerly, Managing Director, Lehman Brothers.

Pricer, Jesse L.	Vice President, PIMCO.

Putyatin, Vladyslav	Senior Vice President, PIMCO. Formerly Director, Deutsche Bank AG.

Qiu, Ying	Vice President, PIMCO. Formerly, Portfolio Manager, ING Investment Management.

Qu, Wendong	Senior Vice President, PIMCO.

Rahari, Pierre-Yves	Vice President, PIMCO. Formerly Senior Associate, Morgan Stanley Investment Management (Luxembourg).

Rahmin, Lupin	Vice President, PIMCO. Formerly Division Chief, Policy Development and Review.

Ratner, Joshua D.	Vice President, PIMCO. Assistant Secretary, the Trust and PIMCO Variable Insurance Trust. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

Name	Business and Other Connections

Ravano, Emanuele	Managing Director, PIMCO.

Reimer, Danelle J.	Vice President, PIMCO.

Reimer, Ronald M.	Senior Vice President, PIMCO.

Reisz, Paul W.	Senior Vice President, PIMCO.

Repoulis, Yiannis	Senior Vice President, PIMCO.

Rice, Thomas Edmund	Senior Vice President, PIMCO.

Riendeau, Kevin	Vice President, PIMCO. Formerly Vice President, Morgan Stanley.

Rodosky, Stephen A.	Executive Vice President, PIMCO.

Rogers, William A.	Vice President, PIMCO.

Rollins, Melody	Senior Vice President, PIMCO.

Romano, Mark A.	Senior Vice President, PIMCO.

Roney, Scott L.	Executive Vice President, PIMCO.

Ronnie, Stephen	Vice President, PIMCO.

Rowe, Cathy T.	Vice President, PIMCO.

Rudolph, Lynn	Vice President, PIMCO. Formerly Head of Human Resources, ING.

Ruthen, Seth R.	Executive Vice President, PIMCO.

Sakane, Yoshiyuki	Vice President, PIMCO.

Salastekar, Deepa A.	Vice President, PIMCO. Formerly Managing Director, Bear, Stearns & Co., Inc.

Sargent, Jeffrey M.	Executive Vice President, PIMCO, Senior Vice President of Trust and PIMCO Variable Insurance Trust.

Schaus, Stacy Leigh	Senior Vice President, PIMCO. Formerly Principal, Hewitt Associates.

Scherzinger, Marion	Vice President, PIMCO.

Schmider, Ernest L.	Managing Director, PIMCO. President, the Trust and PIMCO Variable Insurance Trust. Director, StocksPLUS Management, Inc.

Schnatterer, Monika	Vice President, PIMCO.

Schneider, Jerome M.	Executive Vice President, PIMCO. Formerly Senior Managing Director, Bear, Stearns & Co., Inc.

Schuetz, Patricia Ann	Vice President, PIMCO. Formerly Director, Credit Suisse Asset Management.

Schulist, Stephen O.	Senior Vice President, PIMCO.

Schultes, Adrian O.	Vice President, PIMCO. Formerly Regional Director, Ibbotson Associates.

Name	Business and Other Connections

Schwab, Gerlinde	Vice President, PIMCO.

Schwab, Stephen D.	Vice President, PIMCO. Formerly Vice President, Fidelity Investments

Schwetz, Myckola	Vice President, PIMCO.

Scibisz, Iwona E.	Vice President, PIMCO.

Scorah, Ian	Vice President, PIMCO. Formerly Senior Investment Lawyer, Morley Fund Management Limited.

Sejima, Toru	Vice President, PIMCO.

Seksaria, Rahul M.	Vice President, PIMCO.

Senne, Verena	Senior Vice President, PIMCO.

Sesay, Therenah	Vice President, PIMCO.

Shaw, Matthew D.	Vice President, PIMCO.

Sheehy, Erica H.	Vice President, PIMCO.

Shepherd, Julie M.	Vice President, PIMCO.

Shiroyama, Taro	Vice President, PIMCO.

Short, Jonathan D.	Executive Vice President, PIMCO. Formerly Senior Vice President, Putnam Investments.

Simon, W. Scott	Managing Director, PIMCO.

Skobtsov, Ivan	Senior Vice President, PIMCO.

Smith, Kenton Todd	Senior Vice President, PIMCO. Formerly Vice President, First Horizon.

Somersan-Coqui, Aylin	Vice President, PIMCO.

Sonner, Michael	Senior Vice President, PIMCO.

Soto, Alyssa Michele	Vice President, PIMCO.

Spajic, Luke	Senior Vice President, PIMCO. Formerly Proprietary Trader, Goldman Sachs.

Spalding, Scott M.	Senior Vice President, PIMCO.

Spandri, Tobias	Vice President, PIMCO.

Spicijaric, Jennifer N.	Vice President, PIMCO.

Springer, Jeffrey	Senior Vice President, PIMCO.

Stack, Candice E.	Vice President, PIMCO.

Staub, Christian Martin	Senior Vice President, PIMCO. Formerly Managing Director, AGI (Schweiz) AG.

Stauffer, Christina	Vice President, PIMCO.

Steele, Scott Patrick	Senior Vice President, PIMCO. Formerly Chief Investment Officer, BMO Mutual Funds.

Stracke, Thibault C.	Executive Vice President, PIMCO. Formerly Senior Credit Strategist, CreditSights.

Strauch, Joel Edward	Senior Vice President, PIMCO.

Stravato, Richard	Vice President, PIMCO.

Streiff, Thomas F.	Executive Vice President, PIMCO. Formerly Managing Director, UBS Investment Bank.

Name	Business and Other Connections

Strelow, Peter G.	Executive Vice President, PIMCO.

Struc, Alexandru	Vice President, PIMCO.

Sun, Hao	Vice President, PIMCO. Formerly Director, ING Bank, Hong Kong.

Suo, Yuanyuan	Vice President, PIMCO. Formerly Portfolio Manager/Strategist, An Equity Market Neutral Hedge Fund.

Suskind, Donald W.	Vice President, PIMCO. Chief Financial Officer, StocksPLUS Management Inc.

Tabata, Junji	Senior Vice President, PIMCO. Formerly Independent Contractor, Proprietary Practice.

Takano, Makoto	Managing Director, PIMCO.

Takeuchi, Ichiro	Vice President, PIMCO.

Takizuka, Hikaru	Vice President, PIMCO.

Tam, Joe	Vice President, PIMCO.

Tarman, Daniel	Executive Vice President, PIMCO.

Telish, Christine M.	Vice President, PIMCO.

Terry, Michael A.	Vice President, PIMCO. Formerly Vice President, Morgan Stanley.

Tersin, Dominique	Vice President, PIMCO.

Theodore, Kyle J.	Senior Vice President, PIMCO.

Thompson, Michael Frazier	Senior Vice President, PIMCO. Formerly Client Service Executive, WAMCO.

Thompson, William S.	Chief Executive Officer, Managing Director and Executive Committee Member, PIMCO. Director and President, StocksPLUS Management, Inc. Senior Vice President, the Trust and PIMCO Variable Insurance Trust.

Thurston, Powell C.	Senior Vice President, PIMCO.

Toloui-Tehrani, Ramin	Executive Vice President, PIMCO. Formerly Director, Office of the Western Hemisphere, U.S. Department of Treasury.

Tomlinson, Brian	Vice President, PIMCO.

Traber, Eva-Maria	Executive Vice President, PIMCO.

Tran, Loc K.	Vice President, PIMCO.

Trevithick, Natalie	Senior Vice President, PIMCO. Formerly Credit Trader, Barclays Capital.

Trovato, Michael J.	Vice President, PIMCO.

Tse, Koonnang C.	Vice President, PIMCO.

Tsubota, Shiro	Senior Vice President, PIMCO. Formerly Head of Asset Mgmt Advisory, Deutsche Securities Ltd, Tokyo.

Tyson, Richard E.	Executive Vice President, PIMCO.

Tzemach, Y. Gayle	Vice President, PIMCO.

Name	Business and Other Connections

Vallarta-Jordal, Maria-Theresa F.	Senior Vice President, PIMCO.

van Akkeren, Marco	Senior Vice President, PIMCO. Formerly Vice President, Goldman Sachs & Co.

van Bezooijen, Jeroen	Senior Vice President, PIMCO. Formerly Executive Director, Goldman Sachs.

van De Zilver, Peter A.	Vice President, PIMCO.

van Heel, Marc	Executive Vice President, PIMCO.

van Zoelen, Henk Jan	Senior Vice President, PIMCO. Formerly Investment Consultant, Watson Wyatt.

Velasco, Christine Ann	Vice President, PIMCO.

Velicer, Erik A.	Vice President, PIMCO.

Viana, David	Senior Vice President, PIMCO.

von der Linden, Greg	Vice President, PIMCO. Formerly Senior Vice President, Bank of America.

Wada, Hiromi	Senior Vice President, PIMCO. Formerly Vice President, Cititrust & Banking Corporation.

Walenbergh, Mark	Vice President, PIMCO.

Walker, Trent W.	Senior Vice President, PIMCO and Assistant Treasurer of Trust and PIMCO Variable Insurance Trust Formerly Senior Manager, Pricewaterhouse Coopers.

Walther, Kasten	Vice President, PIMCO.

Ward, Jim	Executive Vice President, PIMCO.

Warner IV, Hansford B.	Vice President, PIMCO.

Watchorn, Michael	Senior Vice President, PIMCO. Formerly Managing Director, Oaktree Capital Management/Trust Company of the West.

Watford, Charles	Vice President, PIMCO.

Weil, Richard M.	Managing Director, PIMCO.

Weinberger, Michele Deborah	Vice President, PIMCO. Formerly Vice President, Goldman Sachs Asset Mgmt.

Wendler IV, Paul F.	Vice President, PIMCO.

White, Timothy C.	Senior Vice President, PIMCO.

Whitton, Bransby M.	Senior Vice President, PIMCO.

Wild, Christian	Senior Vice President, PIMCO.

Wildermuth, Paul T.	Vice President, PIMCO.

Wildforster, Kai	Vice President, PIMCO.

Name	Business and Other Connections

Williams III, Charles A	Vice President, PIMCO.

Williams, Jason A.	Vice President, PIMCO.

Wilner, Mitchell W.	Senior Vice President, PIMCO. Formerly Director/Senior Trader, Mason Street Advisors, LLC.

Wilson, John F.	Executive Vice President, PIMCO.

Wilson, Susan L.	Executive Vice President, PIMCO.

Winters, Kevin M.	Vice President, PIMCO.

Witt, Frank	Senior Vice President, PIMCO.

Wittkop, Andrew T.	Vice President, PIMCO.

Wolf, Greggory S.	Vice President, PIMCO.

Wong, Tammy Nguyen	Vice President, PIMCO.

Wood, George H.	Executive Vice President, PIMCO.

Worah, Mihir P.	Executive Vice President, PIMCO.

Xu, Jianghua	Vice President, PIMCO.

Yamamoto, Shinichi	Senior Vice President, PIMCO.

Yang, Jing	Vice President, PIMCO. Formerly Structurer, Morgan Stanley.

Yasnov, Vadim I.	Vice President, PIMCO.

Yildiz, Sadettin	Vice President, PIMCO.

Young, Robert O.	Executive Vice President, PIMCO. Formerly Managing Director, Global Capital Markets.

Yu, Anna W.	Vice President, PIMCO.

Yu, Cheng-Yuan	Executive Vice President, PIMCO.

Yu, Walter	Vice President, PIMCO.

Zerner, Mary	Vice President, PIMCO. Formerly Senior Vice President, Lazard Asset Management Limited - London.

Zhang, Ji Sheng	Vice President, PIMCO.

Zhu, Changhong	Managing Director, PIMCO.

The address of PIMCO is 840 Newport Center Drive, Newport Beach, CA 92660.

The address of Allianz Global Investors of America L.P. is 680 Newport Center Drive, Newport Beach, CA 92660.

The address of Allianz Global Investors Distributors LLC is 1345 Avenue of the Americas, New York, New York, 10105.

The address of PS Business Parks, Inc. is 701 Western Avenue, Glendale, CA 91201.

The directors and officers of Research Affiliates LLC (“Research Affiliates”) and their business and other connections are as follows:

Name	Business and Other Connections
Arnott, Robert D.	Founder, Chairman, Chief Executive Officer, Research Affiliates, LLC. Formerly Editor, Financial Analysts Journal.

Harkins, Daniel M	Chief Compliance Officer & Senior Counsel, Research Affiliates, LLC

Hennessy, David	Managing Director, Marketing, Research Affiliates, LLC

Hsu, Jason	Chief Investment Officer, Research Affiliates, LLC

Nesbit, Janine	Managing Director, Chief Legal Officer, Research Affiliates, LLC

Larsen, Michael	Associate Director., Affiliate Relations, Research Affiliates, LLC

Li, Feifei	Director, Research, Research Affiliates, LLC

Ramos, Vivian	Director, Operations Research Affiliates, LLC

Sherrerd, Katy	Chief Operating Officer, Research Affiliates, LLC

West, John	Director, Marketing & Client Services, Research Affiliates, LLC
The address of Research Affiliates, LLC is 155 N. Lake Ave., Suite 900, Pasadena, CA 91101.

Item 27.	Principal Underwriters

(a)	Allianz Global Investors Distributors LLC (the “Distributor”) serves as Distributor of Shares of the Trust. The Distributor also acts as the principal underwriter for the Allianz Funds. The Distributor is an indirect subsidiary of Allianz Global Investors of America L.P.

(b)

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices with Registrant
Aarts, Erik M.	Managing Director	None

Albanese, Isabella	Vice President	None

Allen, Michael T.	Vice President	None

Anders, Michael L.	Vice President	None

Aronovitz, Jill L.	Vice President	None

Aymond, Colin C.	Senior Vice President	None

Bechor, David	Vice President	None

Beck, Lee D.	Senior Vice President	None

Berge, Wendy	Vice President	None

Biggers, Clark H.	Vice President	None

Bishopp, Malcolm F.	Managing Director	None

Brannan, Mike	Senior Vice President	None

Brennan, Deborah P.	Vice President, Compliance Officer	None

Brenes, Jennifer Ann	Vice President	None

Brown, Matt	Senior Vice President	None

Bruce, Fred	Senior Vice President	None

Bulman, Bryce B.	Senior Vice President	None

Burke, Martin	Senior Vice President	None

Callinan, Richard E.	Senior Vice President	None

Cardillo, John T.	Vice President	None

Carroll, Catherine M.	Vice President	None

Caroll, John	Executive Vice President	None

Casenhiser, Christopher A.	Senior Vice President	None

Chung, Alice W.	Vice President	None

Colombo, Cindy	Vice President	None

Conlon, Rosemary T.	Vice President	None

Cotten, Lesley	Vice President, Senior Copywriter	None

Cox, Ira W.	Senior Vice President	None

Daly, Daniel	Vice President	None

Dane, Stephen J.	Senior Vice President	None

Davidson, Kellie E.	Assistant Secretary	None

DeCicco, Lucianne	Vice President	None

DeNicolo, Paul	Senior Vice President	None

Dieterle, Sean W.	Vice President	None

Dietrich, Marc R.	Vice President	None

Douvogiannis, Martha	Vice President	None

Downing, Eric D.	Senior Vice President	None

Farrell, James C.	Vice President	None

Fessel, Jonathan P.	Senior Vice President	None

Francis, Christopher D.	Vice President	None

Frank, Megan L.	Vice President	None

Frederick, David G.	Vice President	None

Gaffrey, Brian J.	Managing Director and Chief Executive Officer	None

Gallagher, Michael J.	Senior Vice President	None

Galsim, Linda Shuen	Vice President	None

Georgiou, Patrice	Vice President	None

Gengo, Joseph	Senior Vice President	None

Gibbons, Michaela A.	Senior Vice President	None

Gray, Ronald H.	Senior Vice President	None

Hally, Dan	Senior Vice President	None

Ham, JoAnn	Senior Vice President	None

Hammond, Ned	Senior Vice President	None

Harrington, John	Vice President	None

Harry, Seon L.	Vice President	None

Hart, Jonathan C.	Senior Vice President	None

Hartnett, James T.	Vice President	None

Hayes, Derek B.	Senior Vice President	None

Healey, William V.	Executive Vice President, Chief Legal Officer, Secretary	None

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices with Registrant

Higgins, Timothy J.	Senior Vice President	None

Hoffmann, Christoph	Executive Vice President	None

Hooper, Kristina	Executive Vice President	None

Horan, Christopher	Senior Vice President	None

Howell, Steve	Vice President	None

Hui, Renee W.	Vice President	None

Hussey, John B.	Senior Vice President	None

Ip, Eileen	Vice President	None

Jettelson, Teresa	Vice President	None

Jobson, David B.	Executive Vice President	None

Kanode, Dustin	Vice President	None

Kirk, Richard	Senior Vice President, Associate General Counsel	None

Klawitter, Patricia	Vice President	None

Klepacki, Jeffrey G.	Senior Vice President	None

Knaus, Bryan M.	Vice President	None

Knauss, Michael J.	Senior Vice President	None

Kobata, Matthew T.	Senior Vice President	None

Koth, Matthew A.	Vice President	None

Kravetzky, Leslie S.	Senior Vice President	None

Laut, Stephen	Senior Vice President	None

Leahy O’Connor, Brooke	Vice President	None

Leber, Jeremy	Vice President	None

Lewis, Robert J.	Senior Vice President	None

Lynch, William E.	Senior Vice President, Divisional Sales Manager	None

Maag, Troy C.	Vice President	None

Macey, James D.	Vice President	None

Maloney, Andy	Senior Vice President	None

Maher, Sean P.	Vice President	None

Martin, Colleen	Chief Financial Officer, Financial Operations Principal, Senior Vice President and Controller	None

McAdams, Ann	Senior Vice President	None

McCarthy, Peter J.	Senior Vice President	None

McGeever, Kimberly	Vice President	None

McMenamin, Joseph T.	Senior Vice President	None

Meyer, Wayne	Senior Vice President	None

Meyers, Andrew J.	Managing Director, Chief Operating Officer	None

Milburn, R. Lee	Senior Vice President	None

Minnix, Joseph P.	Vice President	None

Misata, William A.	Vice President	None

Moxon, John G.	Vice President	None

Moyer, Fiora N.	Senior Vice President	None

Murphy, George	Senior Vice President	None

Murphy, Gregory J.	Senior Vice President	None

Murphy, Kerry A.	Senior Vice President	None

Neugebauer, Phil J.	Managing Director	None

Nguyen, Vinh T.	Senior Vice President, Treasurer	None

Nickodemus, Paul R.	Senior Vice President	None

Nishimi, Ryne A.	Senior Vice President	None

Nizzardo, Jeffrey P.	Vice President	None

Ohstrom, Debra C.	Vice President	None

Orr, Kelly	Senior Vice President	None

Pearlman, Joffrey H.	Senior Vice President	None

Peluso, Ralph A.	Vice President	None

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices with Registrant

Pisapia, Glynne	Senior Vice President	None

Plump, Steven B.	Executive Vice President	None

Prendergast, Shivaun C.	Vice President	None

Prinstein, Peter M.	Vice President	None

Puntoriero, Michael J.	Managing Director	CFO

Quigley, Jennifer	Senior Vice President	None

Quirk , Joseph S.	Executive Vice President	None

Rheingold, Joni H.	Senior Vice President	None

Rial, Julie	Vice President	None

Riccio, Frank J.	Vice President	None

Rokose, Robert J.	Executive Vice President	None

Rose, Scott	Senior Vice President	None

Rosoff, Jay S.	Executive Vice President	None

Rotondi, John	Vice President, Chief Compliance Officer	None

Rudman, Stephen M.	Senior Vice President	None

Scanlan, Thomas H.	Senor Vice President	None

Schival, Timothy	Vice President	None

Shanley, Kevin M.	Vice President	None

Siemon, Jr., Frank E.	Senior Vice President	None

Simutis, Christopher T.	Senior Vice President	None

Slattery, Peter L.	Senior Vice President	None

Small, Ernesto	Senior Vice President	None

Smith, Cathy	Executive Vice President	None

Smith Jr., Eugene M.	Senior Vice President	None

Smith, Jeffrey L.	Vice President	None

Smith, Marty	Senior Vice President	None

Sorenson, Linda M.	Vice President	None

Stahl, Cathleen Meere	Vice President	None

Stepanov, Vadim V.	Vice President	None

Stergiou, John J.	Vice President	None

Storlie Steven R.	Vice President	None

Straughn, Ruth A.	Vice President	None

Taha, Raad J.	Vice President	None

Teceno, Fred	Senior Vice President	None

Thomas, Mark G.	Executive Vice President	None

Thomas, Jr., William H.	Executive Vice President	None

Thompson, Kathleen C.	Vice President	None

Tiedemann Jr., Barrie L.	Senior Vice President	None

Tomlin, Michael R.	Vice President	None

Toner, William T.	Senior Vice President	None

Triolo, Richard	Senior Vice President	None

Troyer, Paul H.	Senior Vice President	None

Wagner, Keith C.	Managing Director	None

Walsh, Kerry M.	Vice President	None

Warkow, Brenda C.	Senior Vice President	None

Weichbrodt, Austin A.	Vice President	None

Welker, Steve J.	Senior Vice President	None

Whitehouse, Scott	Senior Vice President	None

Willbrand, James Kevin	Vice President	None

Willett, Nick	Senior Vice President	None

Wilmot, Andrew J.	Managing Director	None

Wingate, Justin R.	Vice President	None

Zamore, Neal A.	Senior Vice President	None

Zimmerman, Glen A.	Senior Vice President	None

*	The business address of all officers of the Distributor is 1345 Avenue of the Americas, 4th Floor, New York, NY 10105, or 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660.

Item 28. Location of Accounts and Records

The account books and other documents required to be maintained by Registrant pursuant to Section 22(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, California 92660, State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, Missouri 64105, Boston Financial Data Services - Midwest, 330 W. 9th Street, Kansas City, Missouri 64105 and Boston Financial Data Services, Inc., P.O. Box 8050, Boston, Massachusetts 02266-8050.

Item 29. Management Services

Not applicable

Item 30. Undertakings

Not applicable

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington in the District of Columbia on the 27th day of February, 2009.

PIMCO FUNDS
(Registrant)

By:
Ernest L. Schmider*
President

*By:	/s/ ROBERT W. HELM
Robert W. Helm
as attorney-in-fact

*	Pursuant to power of attorney filed with Post-Effective Amendment No. 99 to Registration Statement No. 33-12113 on May 27, 2005.

EXHIBIT LIST

(a) (14)	Establishment and Designation of Series of Beneficial Interest relating to the PIMCO Short-Term Floating NAV Portfolio II

(d)(12)	Form of Supplement and Amended Exhibit A to Investment Advisory Contract Relating to the PIMCO Long-Term Credit Fund and PIMCO Short-Term Floating NAV Portfolio II

(e)(7)	Form of Amended and Restated Distribution Contract Relating to the PIMCO Long-Term Credit Fund and PIMCO Short-Term Floating NAV Portfolio II

(h)(9)	Form of Supplement to the Supervision and Administration Agreement Relating to the PIMCO Long-Term Credit Fund and the PIMCO Short-Term Floating NAV Portfolio II